UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________

SCHEDULE 14A INFORMATION

__________________________________________________

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.    )

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Protara Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

N/A

___________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PROTARA THERAPEUTICS, INC.

345 Park Avenue South, Third Floor
New York, New York 10010

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 7, 2024

To the Stockholders of Protara Therapeutics, Inc.:

On behalf of our board of directors, you are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Protara Therapeutics, Inc., a Delaware corporation (the “Company”). The Annual Meeting will be held virtually, via live webcast at http://www.meetnow.global/MZKZMS6, originating from New York, New York, on Friday, June 7, 2024 at 12:00 p.m. Eastern Time. To provide a consistent and convenient experience to all stockholders regardless of location, the Annual Meeting will be held in a virtual meeting format only, via live webcast on the Internet, with no physical in-person meeting. Stockholders virtually attending the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We encourage you to attend online and participate in the Annual Meeting, where you will be able to listen to the meeting live, submit questions and vote. We recommend that you log in a few minutes before the Annual Meeting on June 7, 2024 to ensure you are logged in when the Annual Meeting starts.

The Annual Meeting will be held for the following purposes:

1.      To elect three Class I directors, Jane Huang, M.D, Richard Levy, M.D., and Michael Solomon, Ph.D., each to hold office until our Annual Meeting of Stockholders in 2027;

2.      To ratify the selection by the audit committee of our board of directors of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024;

3.      To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the accompanying proxy statement;

4.      To approve the Protara Therapeutics, Inc. 2024 Equity Incentive Plan;

5.      To approve the Protara Therapeutics, Inc. 2024 Employee Stock Purchase Plan; and

6.      To conduct any other business properly brought before the Annual Meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is April 11, 2024. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors

Mary J. Grendell
Corporate Secretary

New York, New York
April 26, 2024

You are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting, PLEASE VOTE YOUR SHARES. As an alternative to voting online at the Annual Meeting, you may vote your shares in advance of the Annual Meeting via the internet, by telephone or, if you receive a paper proxy card by mailing the completed proxy card. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you receive a paper proxy card by mail, the instructions are printed on your proxy card.

Even if you have voted by proxy, you may still vote online if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must follow the instructions from such organization and will need to obtain a proxy issued in your name from that record holder.

i

PROTARA THERAPEUTICS, INC.

345 Park Avenue South, Third Floor
New York, New York 10010

PROXY STATEMENT
FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 7, 2024 at 12:00 p.m. Eastern Time

Our board of directors is soliciting your proxy to vote at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Protara Therapeutics, Inc., a Delaware corporation, to be held virtually, via live webcast at http://www.meetnow.global/MZKZMS6, originating from New York, New York, on Friday, June 7, 2024 at 12:00 p.m. Eastern Time, and any adjournment or postponement thereof. To provide a consistent and convenient experience to all stockholders regardless of location, the Annual Meeting will be held in a virtual meeting format only, via live webcast on the internet, with no physical in-person meeting. Stockholders virtually attending the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

For the Annual Meeting, we have elected to furnish our proxy materials, including this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”), to our stockholders primarily via the internet. On or about April 26, 2024, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) that contains notice of the Annual Meeting and instructions on how to access our proxy materials on the internet, how to vote at the Annual Meeting, and how to request printed copies of the proxy materials. Stockholders may request to receive all future materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. A stockholder’s election to receive proxy materials by mail or email will remain in effect until revoked. We encourage stockholders to take advantage of the availability of the proxy materials on the internet to help reduce the environmental impact and cost of our Annual Meeting.

Only stockholders of record of our common stock at the close of business on April 11, 2024 (the “Record Date”) will be entitled to vote at the Annual Meeting. On the Record Date, there were 20,578,425 shares of common stock outstanding and entitled to vote (together, the “common stock”). A list of stockholders entitled to vote at the Annual Meeting will be available for examination during normal business hours for ten days before the Annual Meeting at our address above. The stockholder list will also be available online during the Annual Meeting at http://www.meetnow.global/MZKZMS6. If you plan to attend the Annual Meeting online, please see the instructions on page 2 of this proxy statement.

In this proxy statement, we refer to Protara Therapeutics, Inc. as “Protara,” the “Company,” “we” or “us” and the board of directors of Protara as “our board of directors.” The Annual Report, which contains consolidated financial statements as of and for the fiscal year ended December 31, 2023, accompanies this proxy statement. You also may obtain a copy of the Annual Report without charge by writing to our Corporate Secretary at 345 Park Avenue South, Third Floor, New York, New York 10010, Attention: Corporate Secretary or emailing info@protaratx.com.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you the Notice because our board of directors is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements thereof. All stockholders holding our common stock will have the ability to access the proxy materials on the website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about April 26, 2024 to all stockholders of record entitled to vote at the Annual Meeting.

Will I receive any other proxy materials by mail?

We may send you a proxy card, along with a second Notice, on or after May 6, 2024.

How do I attend, participate in, and ask questions during the virtual Annual Meeting?

We will be hosting the Annual Meeting via live webcast only. Any holder of record of shares of our common stock can attend the virtual Annual Meeting live online at http://www.meetnow.global/MZKZMS6. The Annual Meeting will start at 12:00 p.m. Eastern Time, on Friday, June 7, 2024. Stockholders attending the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

In order to enter the Annual Meeting, you will need the control number, which is included in the Notice or on your proxy card if you are a stockholder of record of shares of common stock or included with your voting instruction card and voting instructions received from your broker, bank or other agent if your shares of common stock are held in “street name.” Instructions on how to attend and participate online are available at http://www.meetnow.global/MZKZMS6. We recommend that you log in a few minutes before 12:00 p.m. Eastern Time to ensure you are logged in when the Annual Meeting starts. The webcast will open 15 minutes before the start of the Annual Meeting.

If you would like to submit a question, you may do so no earlier than five days prior to the Annual Meeting, or you may otherwise do so during the Annual Meeting. If you would like to submit your question any time before or during the Annual Meeting, you may log in to http://www.meetnow.global/MZKZMS6 and enter your control number as shown on the Notice. Once past the login screen, click on the question icon at the top of the page. You may then type your question into the question bar at the bottom of the screen and click the icon to the right of the question bar to submit the question.

To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, you will also find posted our rules of conduct for the Annual Meeting when you log in prior to its start. These rules of conduct will include the following guidelines:

•        You may submit questions and comments electronically through the meeting portal or by calling the toll-free number listed there during the Annual Meeting.

•        Only stockholders of record as of the Record Date for the Annual Meeting and their proxy holders may submit questions or comments.

•        Please direct all questions to Jesse Shefferman, our Chief Executive Officer.

•        Please include your name and affiliation, if any, when submitting a question or comment.

•        Limit your remarks to one brief question or comment that is relevant to the Annual Meeting and/or our business.

•        Questions may be grouped by topic by our management.

•        Questions may also be ruled as out of order if they are, among other things, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests.

•        Be respectful of your fellow stockholders and Annual Meeting participants.

•        No audio or video recordings of the Annual Meeting are permitted.

Who can vote at the Annual Meeting?

Only stockholders of record of our common stock at the close of business on the Record Date, April 11, 2024 will be entitled to vote at the Annual Meeting. On the Record Date, there were 20,578,425 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares of our common stock were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote online during the Annual Meeting or vote by proxy in advance. Whether or not you plan to virtually attend the Annual Meeting, we urge you to vote your shares by proxy in advance of the Annual Meeting electronically through the internet, by telephone or by completing and returning a printed proxy card (if you request a printed proxy card in accordance with the instructions provided in the Notice).

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on the Record Date, your shares of our common stock were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. You are not considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to virtually attend the Annual Meeting. However, since you are not the stockholder of record, you may vote your shares online during the Annual Meeting only by following the instructions from such organization and after obtaining a valid proxy from your broker, bank or other agent.

What am I voting on?

There are five matters scheduled for a vote:

•        Proposal 1:    Election of three Class I directors, each to hold office until our annual meeting of stockholders in 2027;

•        Proposal 2:    Ratification of the selection by the audit committee of our board of directors of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024;

•        Proposal 3:    Approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in the proxy statement;

•        Proposal 4:    Approval of the Protara Therapeutics, Inc. 2024 Equity Incentive Plan (the “2024 Plan”); and

•        Proposal 5:    Approval of the Protara Therapeutics, Inc. 2024 Employee Stock Purchase Plan (the “2024 ESPP”).

What if another matter is properly brought before the Annual Meeting?

Our board of directors knows of no other matters that will be presented for consideration at the Annual Meeting.

How do I vote?

The procedures for voting are fairly simple:

•        Stockholder of Record: Shares Registered in Your Name.    If you are a stockholder of record of our common stock as of the Record Date, you may vote (1) in advance of the Annual Meeting by proxy through the internet, by telephone or by using a proxy card that you may request or that we may elect to deliver at a later time or (2) online during the Annual Meeting. Whether or not you plan to virtually attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote online even if you have already voted by proxy.

•        To vote in advance of the Annual Meeting through the internet, go to www.envisionreports.com/TARA to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your internet vote must be received by 11:59 p.m., Eastern Time on Thursday, June 6, 2024 to be counted.

•        To vote online during the Annual Meeting, follow the provided instructions to join the Annual Meeting at http://www.meetnow.global/MZKZMS6 starting at 12:00 p.m. Eastern Time on Friday, June 7, 2024. The webcast will open approximately 15 minutes before the start of the Annual Meeting.

•        To vote in advance of the Annual Meeting by telephone, dial 1-800-652-VOTE, which is the number found on the Notice or the printed proxy card that may be delivered to you using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice or the printed proxy card. Your telephone vote must be received by 11:59 p.m., Eastern Time on Thursday, June 6, 2024 to be counted.

•        To vote in advance of the Annual Meeting using a printed proxy card that may be delivered to you, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us by 11:59 p.m., Eastern Time on Thursday, June 6, 2024, we will vote your shares as you direct at the Annual Meeting.

•        Beneficial Owner: Shares Registered in the Name of Broker or Bank.    If you are a beneficial owner of shares of our common stock registered in the name of your broker, bank or other agent, you should have received a Notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote online during the Annual Meeting, you must follow the instructions from your broker, bank or other agent and will need to obtain a proxy issued in your name from that record holder.

Internet proxy voting in advance of the Annual Meeting and/or internet voting during the Annual Meeting allows you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. Please be aware that you must bear any costs associated with your internet access.

Can I vote my shares by filling out and returning the Notice?

No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote by proxy in advance of the Annual Meeting through the internet, by telephone, by using a printed proxy card or by submitting a ballot online during the Annual Meeting.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares of our common stock may be registered in more than one name or in different accounts. Please follow the voting instructions on all of the Notices that you receive to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

•        Stockholder of Record: Shares Registered in Your Name.    If you are a stockholder of record of our common stock as of the Record Date, then yes, you can revoke your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy in any one of the following ways:

•        Submit another properly completed proxy card with a later date.

•        Grant a subsequent proxy by telephone or through the internet.

•        Send a timely written notice that you are revoking your proxy to our Corporate Secretary at 345 Park Avenue South, Third Floor, New York, New York 10010, Attention: Corporate Secretary or via email at info@protaratx.com.

•        Attend the Annual Meeting and vote online during the meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions or vote by telephone or through the internet in advance of the Annual Meeting so that your vote will be counted if you later decide not to attend the Annual Meeting.

•        Your most current proxy card or telephone or internet proxy is the one that is counted.

•        Beneficial Owner: Shares Registered in the Name of Broker or Bank.    If you are a beneficial owner of shares of our common stock as of the Record Date and your shares are held in “street name” by your broker, bank or other agent, you must follow the instructions provided by your broker, bank or other agent.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record of our common stock as of the Record Date and do not vote through the internet, by telephone, by completing the proxy card that may be delivered to you or online during the Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted in accordance with the recommendations of our board of directors: “FOR” the election of each of the three nominees for director, “FOR” the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, “FOR” the advisory approval of executive compensation, “FOR” the approval of the 2024 Plan and “FOR” the approval of the 2024 ESPP. If any other matter is properly presented at the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

If I am a beneficial owner of shares held in “street name” and I do not provide my broker, bank or other agent with voting instructions, what happens?

If you are a beneficial owner of shares of our common stock as of the Record Date and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether, pursuant to stock exchange rules, the particular proposal is deemed to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under applicable rules and interpretations, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation, and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may vote your shares of common stock on Proposal 2. Your broker or nominee, however, may not vote your shares on Proposals 1, 3, 4 or 5 without your instructions. If you do not provide your broker, bank or other agent with voting instructions for such proposals, it will result in a “broker non-vote” for such proposals and these shares will not be counted as having been voted on Proposals 1, 3, 4 or 5. Please instruct your bank, broker or other agent to ensure that your vote will be counted.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

As a reminder, if you a beneficial owner of shares held in “street name,” in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from such organization.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, (i) for the proposal to elect directors, votes “FOR,” “WITHHOLD,” and broker non-votes; and with respect to (ii) (a) the proposal to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, (b) the proposal to approve, on an advisory basis, the compensation of our named executive officers, (c) the proposal to approve the 2024 Plan and (d) the proposal to approve the 2024 ESPP, votes “FOR,” “AGAINST,” abstentions and if applicable, broker non-votes. The effects of abstentions and broker non-votes are discussed below under “How many votes are needed to approve each proposal?”.

How many votes are needed to approve each proposal?

•        Proposal 1:    For the election of directors, the three nominees receiving the most “FOR” votes from the holders of shares present by virtual attendance or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “FOR” will affect the outcome.

•        Proposal 2:    To be approved, the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal year ending December 31, 2024 must receive “FOR” votes from the holders of a majority of shares present by virtual attendance or represented by proxy and entitled to vote on the matter. Abstentions will have the same effect as an “AGAINST” vote. We do not expect any broker non-votes for Proposal 2.

•        Proposal 3:    To be approved, on an advisory basis, the compensation of our named executive officers must receive “FOR” votes from the holders of a majority of shares present by virtual attendance or represented by proxy and entitled to vote on the matter. Abstentions will have the same effect as an “AGAINST” vote and broker non-votes will have no effect.

•        Proposal 4:    To be approved, the approval of the 2024 Plan must receive “FOR” votes from the holders of a majority of shares present by virtual attendance or represented by proxy and entitled to vote on the matter. Abstentions will have the same effect as an “AGAINST” vote and broker non-votes will have no effect.

•        Proposal 5:    To be approved, the approval of the 2024 ESPP must receive “FOR” votes from the holders of a majority of shares present by virtual attendance or represented by proxy and entitled to vote on the matter. Abstentions will have the same effect as an “AGAINST” vote and broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares of common stock entitled to vote are present at the Annual Meeting by virtual attendance or represented by proxy. On the Record Date, there were 20,578,425 shares of common stock outstanding and entitled to vote. Thus, the holders of 10,289,213 shares of common stock must be present by virtual attendance or represented by proxy at the Annual Meeting to have a quorum. Holders of our preferred stock are not entitled to vote at the Annual Meeting and therefore do not affect the presence of a quorum at the Annual Meeting.

Your shares of common stock will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote online during the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares of common stock present at the Annual Meeting by virtual attendance or represented by proxy may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 27, 2024, to our Corporate Secretary at 345 Park Avenue South, Third Floor, New York, New York 10010, Attention: Secretary.

Pursuant to our amended and restated bylaws, if you wish to submit a proposal (including a director nomination) at the 2025 annual meeting that is not to be included in next year’s proxy materials, you must do so not later than the close of business on March 10, 2025 nor earlier than the close of business on February 7, 2025. However, if the date of our 2025 annual meeting is not held between May 8, 2025 and August 16, 2025, to be timely, notice by the stockholder must be received not later than the close of business on the 10th day following the day on which public announcement of the date of the 2025 annual meeting is first made. You are also advised to review our amended and restated bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

In addition to satisfying all of the requirements under our amended and restated bylaws, any stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the next annual meeting must also comply with all applicable requirements of Rule 14a-19 under the Exchange Act. The advance notice requirement under Rule 14a-19 does not override or supersede the longer advance notice requirement under our amended and restated bylaws.

Who is paying for this proxy solicitation?

We will pay for the cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid additional compensation for soliciting proxies. We may reimburse brokers, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Why do you discuss a merger in this Proxy Statement?

On January 9, 2020, we (formerly Proteon Therapeutics, Inc.), and privately-held ArTara Subsidiary, Inc. (“Private ArTara”), completed a merger and reorganization (the “Merger”), in accordance with the terms of the Agreement and Plan of Merger and Reorganization, dated September 23, 2019 (the “Merger Agreement”), by and among the Company, Private ArTara and REM 1 Acquisition, Inc., our wholly owned subsidiary (“Merger Sub”), whereby Merger Sub merged with and into Private ArTara, with Private ArTara surviving as our wholly owned subsidiary. The Merger was structured as a reverse merger and Private ArTara was determined to be the accounting acquirer based on the terms of the Merger and other factors.

On January 9, 2020, in connection with, and prior to the completion of, the Merger, the Company effected a 1-for-40 reverse stock split of its common stock (the “Reverse Stock Split”), Private ArTara changed its name from “ArTara Therapeutics, Inc.” to “ArTara Subsidiary, Inc.”, and we changed our name from “Proteon Therapeutics, Inc.” to “ArTara Therapeutics, Inc.” On May 11, 2020, we changed our name from ArTara Therapeutics, Inc. to Protara Therapeutics, Inc. In addition, on January 9, 2020, all of the outstanding shares of our Series A Preferred Stock were converted into shares of common stock. Shares of our common stock commenced trading on The Nasdaq Capital Market (“Nasdaq”) under the new name and ticker symbol “TARA” as of market open on January 10, 2020. Unless otherwise noted, all references to share amounts in this Proxy Statement reflect the Reverse Stock Split.

PROPOSAL 1

ELECTION OF DIRECTORS

Our board of directors currently consists of nine members and is divided into three classes. Each class consists of one-third of the total number of directors, and each class has a three-year term.

At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to hold office from the time of election until the third annual meeting following the election. Our directors are divided into the three classes as follows:

•        Class I directors: Jane Huang, M.D., Richard Levy, M.D. and Michael Solomon, Ph.D., whose terms will expire at this Annual Meeting;

•        Class II directors: Luke Beshar, Roger Garceau, M.D. and Gregory Sargen, whose terms will expire at the annual meeting of stockholders to be held in 2025; and

•        Class III directors: Jesse Shefferman, Barry Flannelly, Pharm.D., and Cynthia Smith, whose terms will expire at the annual meeting of stockholders to be held in 2026.

Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. Vacancies on the board of directors may be filled only by persons elected by a majority of the remaining directors. A director elected by the board of directors to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified. The division of our board of directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of the Company.

Dr. Huang, Dr. Levy and Dr. Solomon are currently members of our board of directors and have been nominated for reelection to serve as Class I directors. Each of these nominees has agreed to stand for reelection at the Annual Meeting. Our management has no reason to believe that any nominee will be unable to serve. If elected at the Annual Meeting, each of these nominees would hold office until the annual meeting of stockholders to be held in 2027 and until his or her successor has been duly elected or qualified, or if sooner, until the director’s death, resignation or removal.

Directors are elected by a plurality of the votes of the holders of shares of our common stock present by virtual attendance or represented by proxy and entitled to vote on the election of directors. Accordingly, the three nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees, Dr. Huang, Dr. Levy and Dr. Solomon. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by us.

Our nominating and corporate governance committee seeks to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise, diversity and high-level management experience necessary to oversee and direct our business. To that end, the committee has identified and evaluated nominees in the broader context of the board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the committee views as critical to effective functioning of the board. To provide a mix of experience and perspective on the board, the committee also considers gender, ethnic, age and geographic diversity. The biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each director or director nominee that led the committee to believe that that nominee should continue to serve on the board. However, each of the members of the committee may have a variety of reasons why a particular person would be an appropriate nominee for the board, and these views may differ from the views of other members.

Our Board Of Directors Recommends A Vote FOR Each Class I Director Nominee Named Above.

Information Regarding Director Nominees and Current Directors

The following table sets forth, for the Class I nominees and our other directors who will continue in office after the Annual Meeting, their ages and position or office held with us as of the Record Date:

Name	Age	Position
Class I director nominees for election at the 2024 Annual Meeting of Stockholders
Jane Huang, M.D.	51	Director
Richard Levy, M.D.	66	Director
Michael Solomon, Ph.D.	54	Director

Class II directors continuing in office until the 2025 Annual Meeting of Stockholders
Luke Beshar	65	Director, Chairman of the Board
Roger Garceau, M.D.	70	Director
Gregory Sargen	58	Director

Class III directors continuing in office until the 2026 Annual Meeting of Stockholders
Jesse Shefferman	52	Chief Executive Officer and Director
Barry Flannelly, Pharm.D.	66	Director
Cynthia Smith	55	Director

Set forth below is biographical information for the director nominees and each person whose term of office as a director will continue after the Annual Meeting. This includes information regarding each director’s experience, qualifications, attributes or skills that led our board of directors to recommend them for board service.

Nominees for Election at the 2024 Annual Meeting of Stockholders

Jane Huang, M.D. has served as a member of our board of directors since June 2021. Dr. Huang is an experienced biotech executive and proven leader throughout the development life cycle of multiple oncology therapeutics globally. Since April 2022, she has served as President and Chief Medical Officer of Prelude Therapeutics Incorporated, a clinical stage precision oncology company. From September 2016 until March 2022, Dr. Huang was Chief Medical Officer, Hematology at BeiGene, Ltd. At BeiGene, Dr. Huang oversaw hematology drug development, and played a key role in the first approval of tislelizumab, BeiGene’s PD-1 inhibitor as well as zanubrutinib, BeiGene’s BTK inhibitor. Prior to joining BeiGene, Dr. Huang was Vice President and Head of Development at Acerta Pharma B.V., where she oversaw global clinical development of the BTK inhibitor acalabrutinib. Previously, she served as Group Medical Director at Genentech (a member of the Roche Group) where she played a leading role in drug development programs for several molecules at all stages of development, including venetoclax and obinutuzumab. Dr. Huang also serves as a Clinical Assistant Professor (adjunct), Thoracic Oncology, at Stanford University. She received her B.S. from Stanford University and her M.D. from University of Washington School of Medicine. She is board certified in hematology, oncology, and internal medicine, and she completed her residency in Internal Medicine and fellowships in Hematology and Oncology at Stanford University. Our nominating and corporate governance committee and board of directors believe that Dr. Huang’s pharmaceutical and biotechnology industry experience qualifies her to serve on our board of directors.

Richard Levy, M.D. served as a member of the board of directors of Private ArTara from December 2019 until the Merger and has served as a member of our board of directors since January 2020. Dr. Levy also currently serves on the board of directors of Kodiak Sciences Inc., Kiniksa Pharmaceuticals, Ltd. and Madrigal Pharmaceuticals, Inc., each a publicly traded pharmaceutical company. Dr. Levy previously served on the boards of directors of Aquinox Pharmaceuticals, Inc. and Constellation Pharmaceuticals Inc., each a publicly-traded pharmaceutical company, from March 2017 until March 2019 and from April 2019 until July 2021, respectively. Previously, from December 2016 until May 2019, Dr. Levy served as a part-time senior advisor for Baker Bros. Advisors, L.P., a firm that primarily manages long-term investment funds focused on publicly traded life sciences companies. Dr. Levy served as Executive Vice President and Chief Drug Development officer at Incyte Corporation from January 2009 until his retirement in April 2016, and as Senior Vice President of Drug Development at Incyte from August 2003 until January 2009. Prior to joining Incyte, Dr. Levy served as Vice President, Biologic Therapies, at Celgene Corporation, a publicly-held biopharmaceutical company, from 2002 until 2003. From 1997 until 2002, Dr. Levy served in various executive positions with DuPont Pharmaceuticals Company, first as Vice President, Regulatory Affairs and Pharmacovigilance, and thereafter as Vice President, Medical and Commercial Strategy. Dr. Levy served at Novartis AG, and its predecessor company, Sandoz AG, from 1991 until 1997 in positions of increasing responsibility in clinical research and regulatory affairs. Prior to joining the pharmaceutical industry, Dr. Levy served as an assistant professor of medicine at the UCLA School of Medicine. Dr. Levy is board certified in internal medicine and gastroenterology and received his A.B. in biology from Brown University, his M.D. from the University of Pennsylvania School of Medicine, and completed his training in internal medicine at the Hospital of the University of Pennsylvania and a fellowship in gastroenterology and hepatology at UCLA. Our nominating and corporate governance committee and board of directors believe that Dr. Levy’s more than 30 years of experience in the pharmaceutical and biotechnology industries, as well as his extensive board experience, qualifies him to serve on our board of directors.

Michael Solomon, Ph.D. served as a member of the board of directors of Private ArTara from May 2018 until the Merger and has served as a member of our board of directors since January 2020. Dr. Solomon has more than 20 years of experience in the biotechnology industry and has spent the last 14 years focused on creating and operating early-stage companies. Dr. Solomon has served as Chief Executive Officer of Ribometrix, Inc., a privately held therapeutics company focused on targeting RNA with small molecules, since October 2017, and serves on its board. Dr. Solomon served as a venture partner at SV Health Investors from December 2016 until December 2018. Previously, Dr. Solomon served as Chief Operating Officer at Decibel Therapeutics, Inc., a biotechnology company focused on hearing disorders, from 2015 until 2016. Dr. Solomon served as Chief Operating Officer of Ember Therapeutics, Inc., a publicly traded pharmaceutical company, from 2012 until 2015, and as Chief Business Officer of Link Medicine Corporation, a privately held biopharmaceutical company, from 2009 until 2012. Dr. Solomon was a founder and Vice President of Discovery at Epizyme Therapeutics, Inc., a clinical stage biopharmaceutical company, and Vice President of Discovery at Hypnion, Inc., a sleep disorder company that was sold to Eli Lilly and Company in 2007. Dr. Solomon earned his B.S. in chemistry from the University of Massachusetts, Amherst and his Ph.D. in organic chemistry from the University of Wisconsin. Our nominating and corporate governance committee and board of directors believe that Dr. Solomon’s industry experience in creating and operating early-stage companies qualifies him to serve on our board of directors.

Directors Continuing in Office Until the 2025 Annual Meeting of Stockholders

Luke Beshar served as a member of the board of directors of Private ArTara from October 2018 until the Merger and has served as Chairman of our board of directors since January 2020. Mr. Beshar has over 30 years of experience in serving as chief financial officer and in executive leadership roles principally for publicly traded and privately held pharmaceutical companies. Mr. Beshar has served on the board of directors of Omega Therapeutics, Inc., a publicly traded biotechnology company developing epigenetic technology, since May 2021, and has served as chairman of the board of directors of Inotrem Therapeutics, S.A., an advanced clinical stage privately-owned biotechnology company specializing in immunotherapy to control dysregulated inflammatory reactions, since May 2022. Mr. Beshar served on the board of directors of REGENXBIO, Inc., a publicly traded leading clinical-stage gene therapy company, from May 2015 until September 2021, and Trillium Therapeutics Inc., a publicly traded immuno-oncology company, from March 2014 until November 2021 when the company was acquired by Pfizer Inc. Previously, Mr. Beshar served as Executive Vice President, Chief Financial Officer of NPS Pharmaceuticals, Inc., a publicly traded global biopharmaceutical company focused on rare diseases, from 2007 until February 2015 when the company was acquired by Shire plc. Prior to NPS Pharmaceuticals, Mr. Beshar served as Executive Vice President, Chief Financial Officer of Cambrex Corporation, a publicly traded manufacturer of branded and generic active pharmaceutical ingredients and provider of related services, from 2002 until 2007. Mr. Beshar began his career with Arthur Andersen & Co. and is a certified public accountant. Mr. Beshar earned his B.A. in accounting and financial administration from Michigan State University and is a graduate of The Executive Program at the Darden Graduate School of Business at the University of Virginia. Our nominating and corporate governance committee and board of directors believe that Mr. Beshar’s executive leadership and financial experience and his extensive director experience on other publicly held biotechnology companies qualifies him to serve on our board of directors.

Roger Garceau, M.D. served as a member of the board of directors of Private ArTara from January 2019 until the Merger and has served as a member of our board of directors since January 2020. Dr. Garceau has more than 30 years of broad pharmaceutical industry experience. He has served as a member of the board of directors of Entera Bio Ltd., a biotechnology company specializing in the oral delivery of large molecules and biologics and has served as its interim Chief Executive Officer from August 2020 to January 2021 and as its Chief Development Advisor from

December 2016 to December 2021 (excluding the period he served as interim Chief Executive Officer). Prior to joining Entera, Dr. Garceau served as Chief Medical Officer and Executive Vice President of NPS Pharmaceuticals, Inc. from December 2008 and January 2013, respectively, until February 2015, when the company was acquired by Shire plc. Previously, Dr. Garceau also served in several other managerial positions with NPS Pharmaceuticals, Sanofi S.A. and Pharmacia Corporation. Dr. Garceau has served as a member of the board of directors of Enterome S.A., a privately held clinical-stage biopharmaceutical company, since December 2016. Dr. Garceau is a board-certified pediatrician and is a fellow of the American Academy of Pediatrics. Dr. Garceau earned his B.S. in biology from Fairfield University and his M.D. from the University of Massachusetts Medical School. Our nominating and corporate governance committee and board of directors believe that Dr. Garceau’s pharmaceutical industry experience, both in management and at the board level, qualifies him to serve on our board of directors.

Gregory Sargen served as a member of the board of directors of Private ArTara from November 2019 until the Merger and has served as a member of our board of directors since January 2020. Mr. Sargen most recently served as Chief Financial Officer and Executive Vice President, Corporate Development and Strategy of Cambrex Corporation from January 2017 until January 2020, following the December 2019 acquisition of Cambrex by a private equity company. Mr. Sargen previously served in various managerial roles at Cambrex from February 2007 to January 2017. Prior to Cambrex, Mr. Sargen served as Executive Vice President, Chief Financial Officer of Expanets, Inc., a communications company, from 1999 until 2002, as Vice President of Finance at Fisher Scientific International, Inc.’s chemicals manufacturing division, from 1996 until 1998, and held various positions in finance, accounting and auditing with Merck & Co., Inc., Heat and Control, Inc. and Deloitte & Touche LLP. Mr. Sargen also serves on the boards of Avid Bioservices, Inc., a publicly traded contract manufacturer focused on the development and manufacture of biopharmaceuticals derived from mammalian cell culture, Umoja Biopharma, Inc., a privately owned biotechnology company developing next-generation immunotherapies, Kindeva Drug Delivery, L.P., a privately owned contract development and manufacturing organization (“CDMO”) of complex drug delivery systems, and Veranova, L.P., a global CDMO focused on specialty active pharmaceutical ingredients. Mr. Sargen is a Certified Public Accountant (non-practicing) and earned his B.S. in accounting from Pennsylvania State University and his M.B.A. in finance from The Wharton School of the University of Pennsylvania. Our nominating and corporate governance committee and board of directors believe that Mr. Sargen’s industry experience, both in management and at the board level, qualifies him to serve on our board of directors.

Directors Continuing in Office Until the 2026 Annual Meeting of Stockholders

Jesse Shefferman co-founded Private ArTara and served as its Chief Executive Officer and a member of its board of directors from November 2017 until the Merger and has served as our Chief Executive Officer and a member of our board of directors since January 2020. Prior to co-founding Private ArTara, Mr. Shefferman served as Vice President and Head of Business Development at Retrophin Inc., a publicly traded company focusing on rare diseases, from March 2014 until October 2017. Prior to Retrophin, Mr. Shefferman served as Director, Strategy & Business Development at Vertex Pharmaceuticals, Inc., a publicly traded biopharmaceutical company, from September 2012 until March 2014. Mr. Shefferman previously served as an investment banker with Barclays Plc and Lehman Brothers Inc. Mr. Shefferman earned his B.A. in accounting from Gordon College and his M.B.A. and certificate in health sector management from Duke University’s Fuqua School of Business. Our nominating and corporate governance committee and board of directors believe that Mr. Shefferman’s experience in strategy, management and financial roles in the biopharmaceutical industry qualifies him to serve on our board of directors.

Barry P. Flannelly, Pharm.D. has served as a member of our board of directors since July 2020. Dr. Flannelly has served as Executive Vice President and General Manager US of Incyte Corporation, a publicly traded biopharmaceutical company, since June 2015 and joined Incyte Corporation as Executive Vice President, Business Development and Strategic Planning in August 2014. Prior to joining Incyte Corporation, he served as Chief Executive Officer of OSS Healthcare Inc., a biotechnology start-up company, from August 2013 to July 2014. Dr. Flannelly also served as Vice President, Global Product Strategy and Commercial Planning of Nektar Therapeutics, a biopharmaceutical company, from April 2011 until April 2013, and as Senior Vice President, Commercial, of Onyx Pharmaceuticals, Inc., a biopharmaceutical company, from August 2008 until January 2011. Dr. Flannelly has also held key positions at biopharmaceutical and pharmaceutical companies such as Abraxis BioScience, Inc. and Novartis Pharmaceuticals Corporation. Dr. Flannelly also served on the board of directors of Genomic Health, Inc., a publicly traded genomic-based diagnostic company, in 2019 until its merger with Exact Sciences Corp. Dr. Flannelly earned his B.S. degree in Pharmacy from the Massachusetts College of Pharmacy, his M.B.A. from the University of Baltimore and his Pharm.D. from the University of Maryland School of Pharmacy. Our nominating and corporate governance committee and board of directors believe that Dr. Flannelly’s pharmaceutical and biotechnology industry experience, both in management and at the board level, qualifies him to serve on our board of directors.

Cynthia Smith has served as a member of our board of directors since January 2021. Ms. Smith is a biotechnology executive with over 20 years of experience in the pharmaceutical industry. From June 2013 to December 2016, she was Chief Commercial Officer of ZS Pharma, Inc. through the company’s initial public offering and acquisition by Astra Zeneca Plc. From October 2008 to March 2013, Ms. Smith was Vice President, Market Access & Commercial Development at Affymax, Inc., a biotechnology company focused on the development and commercialization of novel renal therapies. Prior to Affymax, Ms. Smith was Executive Director of Healthcare System and Medicare Strategy at Merck & Co., Inc. During her tenure at Merck from June 2000 to October 2008, she also held various leadership positions in corporate strategy, public policy, and external affairs, including global crisis management for the Vioxx recall. Before joining the pharmaceutical industry, Ms. Smith served in the White House Office of Management and Budget in the Clinton Administration. She has served on the board of directors of Agios Pharmaceuticals, Inc., a publicly-traded biopharmaceutical company focused on cellular metabolism and adjacent areas of biology, since August 2022, and also serves on the boards of directors of Spero Therapeutics, Inc. and Akebia Therapeutics, Inc. She previously served on the board of Dicerna Pharmaceuticals, Inc. until its acquisition by Novo Nordisk A/S in December 2021. She also is a board member of the French American Foundation. Ms. Smith earned a B.A. from the University of North Carolina at Chapel Hill, an M.S. in public policy from the Eagleton Institute of Politics at Rutgers University and an M.B.A. from The Wharton School of the University of Pennsylvania. Our nominating and corporate governance committee and board of directors believe that Ms. Smith’s pharmaceutical and biotechnology industry experience qualifies her to serve on our board of directors.

Board diversity matrix

In accordance with Nasdaq’s board diversity listing standards, we are also disclosing aggregated statistical information about our board’s self-identified gender and demographic background characteristics as voluntarily confirmed to us by each of our directors.

Board Diversity Matrix (as of the Record Date)
Total Number of Directors – 9
	Female	Male
Directors	2	7
Number of Directors who identify in any of the categories below:
Asian	1
White	1	6
Did Not Disclose Demographic Background		1

information regarding the board of directors and corporate governance

Independence of the Board of Directors

Our common stock is listed on the Nasdaq Capital Market. Under the Nasdaq listing rules, a majority of the members of our board of directors must qualify as “independent,” as affirmatively determined by our board of directors. Our board of directors consults with our counsel to ensure that its determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, and any of his or her family members, and the Company, our senior management and independent auditors, our board of directors has affirmatively determined that the following eight directors are independent directors within the meaning of the applicable Nasdaq listing rules: Mr. Beshar, Dr. Flannelly, Dr. Garceau, Dr. Huang, Dr. Levy, Mr. Sargen, Ms. Smith and Dr. Solomon. In making this determination, our board of directors found that none of these directors had a material or other disqualifying relationship with the Company. Mr. Shefferman, by virtue of his position as our Chief Executive Officer, is not independent.

Accordingly, a majority of our directors are independent, as required under applicable Nasdaq rules. In making this determination, our board of directors considered the applicable Nasdaq rules and the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including their beneficial ownership of our capital stock.

Board Leadership Structure

Our board of directors has an independent chair, Mr. Beshar, who has authority, among other things, to call and preside over meetings of our board of directors, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to our board of directors. Accordingly, Mr. Beshar has substantial ability to shape the work of our board of directors. We believe that separation of the positions of board chair and chief executive officer reinforces the independence of the board in its oversight of the business and affairs of the Company. In addition, we believe that having an independent board chair creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of our board of directors to monitor whether management’s actions are in the best interests of the Company and our stockholders. As a result, we believe that having an independent board chair can enhance the effectiveness of the board as a whole.

Role of the Board of Directors in Risk Oversight

One of the key functions of our board of directors is informed oversight of our risk management process. Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through the board of directors as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure and our audit committee has the responsibility to consider and discuss our major financial and enterprise risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken and overseeing the Company’s enterprise risk management program. The audit committee also monitors compliance with legal and regulatory requirements. The compensation committee assists the board of directors in fulfilling its oversight responsibilities with respect to the management of risks arising from the Company’s compensation policies and practices. The nominating and corporate governance committee focuses on the management of risks associated with the composition, organization, and governance of the board of directors and its committees, as well as the corporate governance structure of the Company. The scientific advisory committee reviews risks associated with the Company’s research and development programs. Each committee of the board of directors meets and reports its findings to the board of directors on a regular basis.

In connection with its reviews of the operations of our business, our full board of directors addresses the primary risks associated with our business including, for example, strategic planning, regulatory requirements and cybersecurity. Our board of directors appreciates the evolving nature of our business and industry and is actively involved with monitoring new threats and risks as they emerge.

Meetings of the Board of Directors and its Committees

Our board of directors is responsible for the oversight of management and the strategy of our company and for establishing corporate policies. Our board of directors meets periodically during the year to review significant developments affecting us and to act on matters requiring the approval of our board of directors. Our board of directors met seven times during our last fiscal year. The audit committee met four times during our last fiscal year. The compensation committee met six times during our last fiscal year. The nominating and corporate governance committee met three times during our last fiscal year. The scientific advisory committee met five times during our last fiscal year. During our last fiscal year, each director attended 75% or more of the aggregate of the meetings of our board of directors and of the committees on which he or she served. We encourage all our directors and nominees for director to attend our annual meeting of stockholders. In 2023, four directors attended our annual meeting of stockholders.

As required under the Nasdaq listing rules, in 2023, our independent directors met seven times in regularly scheduled executive sessions at which only independent directors were present.

Information Regarding Committees of the Board of Directors

Our board of directors has established an audit committee, a compensation committee, a nominating and corporate governance committee and a scientific advisory committee. Our board of directors may establish other committees to facilitate the management of our business. Our board of directors has adopted written charters for each of our committees, which are available to stockholders on our investor relations website at ir.protaratx.com. The information on our website is not incorporated by reference into this proxy statement or the Annual Report.

The following table provides membership for the year ended December 31, 2023 for each of our committees:

Name	Audit	Compensation	Nominating and Corporate Governance	Scientific Advisory
Luke Beshar	X		X*
Barry Flannelly, Pharm.D.		X
Jane Huang, M.D.				X
Roger Garceau, M.D.		X		X
Richard Levy, M.D.(1)	X			X*
Gregory Sargen	X*
Cynthia Smith		X*
Michael Solomon, Ph.D.(2)		X	X

____________

*        Committee Chairperson

(1)      Dr. Levy ceased serving on the audit committee in April 2024.

(2)      Dr. Solomon ceased serving on the compensation committee, and began serving on the audit committee, in April 2024.

Our board of directors has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to us.

Below is a description of each committee of our board of directors.

Audit Committee

The audit committee of our board of directors is currently composed of three directors: Mr. Beshar, Mr. Sargen and Dr. Solomon, with Mr. Sargen serving as chair of the audit committee. Dr. Levy served on the audit committee through the issuance of our financial statements for the fiscal year ended December 31, 2023 and was then replaced by Dr. Solomon.

Our board of directors has determined that each of these individuals meets the independence requirements of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable listing standards of Nasdaq. Each member of our audit committee can read and understand fundamental financial statements in accordance with Nasdaq audit committee requirements. In arriving at this determination, the board has examined each audit committee member’s scope of experience and the nature of their prior and/or current employment. Additionally, our board of directors has determined that Mr. Sargen qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the Nasdaq listing rules. In making this determination, our board has considered Mr. Sargen’s formal education and previous and current experience in financial and accounting roles. Both our independent registered public accounting firm and management periodically meet privately with our audit committee. The audit committee operates under a written charter adopted by the board of directors, which is located on our website at https://ir.protaratx.com/. The information on our website is not incorporated by reference into this proxy statement or the Annual Report.

The functions of the audit committee include, among other things:

•        evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;

•        reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;

•        prior to engagement of any independent auditor, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on such auditor’s independence, and assessing and otherwise taking the appropriate action to oversee the independence of our independent auditor;

•        reviewing our annual and quarterly financial statements and reports, including the disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and discussing the statements and reports with our independent auditors and management;

•        reviewing, with our independent auditors and management, significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of our financial controls;

•        reviewing with management and our independent auditors any earnings announcements and other public announcements regarding material developments;

•        establishing procedures, as required under applicable law, for the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•        reviewing the report that the SEC requires in this annual proxy statement;

•        reviewing and providing oversight of any related-person transactions in accordance with our related-person transaction policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including our code of business conduct and ethics;

•        monitoring the rotation of partners of the independent registered public accounting firm on the audit engagement team as required by law;

•        reviewing our major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management are implemented;

•        reviewing and evaluating, on an annual basis, the performance of the audit committee and the audit committee charter;

•        reviewing, on a periodic basis, our investment policy, related-person transaction policy and signing authority to approve any changes to such policies;

•        reviewing the audited financial statements to be included in the Annual Report on Form 10-K; and

•        discussing with management and the independent registered public accounting firm the results of the annual audit and the results in the quarterly financial statements.

Our audit committee also has the authority to retain special legal, accounting or other advisors or consultants as it deems necessary or appropriate to carry out its duties. We believe that the composition and functioning of our audit committee complies with all applicable requirements of the Sarbanes-Oxley Act, and all applicable SEC and Nasdaq rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.

Report of the Audit Committee of the Board of Directors

The audit committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2023 with our management. The audit committee has also reviewed and discussed with Ernst & Young LLP, our independent registered public accounting firm for the fiscal year ended December 31, 2023, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The audit committee has also received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence and has discussed with Ernst & Young LLP the accounting firm’s independence. Based on the foregoing, the audit committee has recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and filed with the SEC.

Gregory Sargen, Chair

Luke Beshar

Richard Levy, M.D. (ceased serving on the audit committee in April 2024)

The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The compensation committee of our board of directors is composed of three directors: Dr. Flannelly, Dr. Garceau and Ms. Smith, with Ms. Smith serving as chair of the compensation committee. All members of the compensation committee are independent (as independence is currently defined in Rule 5605(d)(2) of the Nasdaq listing rules).

Each of the members of the compensation committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) (which is only relevant to the extent deemed necessary to qualify for transition relief under Section 162(m)). Our board of directors has determined that each of these individuals is ‘‘independent’’ as defined under the applicable listing standards of Nasdaq, including the standards specific to members of a compensation committee. The compensation committee operates under a written charter adopted by the board of directors, which is located on our website at https://ir.protaratx.com/. The information on our website is not incorporated by reference into this proxy statement or the Annual Report.

The functions of this committee include, among other things:

•        reviewing and approving (or if it deems appropriate, making recommendations to our board of directors regarding) our overall compensation strategy and policies;

•        reviewing and approving (or if it deems appropriate, making recommendations to our board of directors regarding) corporate performance goals and objectives, which support and reinforce the Company’s long-term strategic goals, relevant to the Company’s overall compensation strategy and policies;

•        evaluating and approving (or if it deems appropriate, making recommendations to the board of directors regarding) all compensation plans and programs advisable for the Company, as well as the modification or termination of existing plans and programs;

•        making recommendations to our board of directors regarding the compensation and other terms of employment of our chief executive officer;

•        reviewing and approving (or if it deems appropriate, making recommendations to our board of directors regarding) performance goals and objective relevant to the compensation of our other officers and assessing their performance against these goals and objectives;

•        reviewing and making recommendations to our board of directors regarding the adequacy of director compensation;

•        evaluating risks associated with and potential consequences of our compensation policies and practices and assessing whether risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on us;

•        when appropriate (as determined by the compensation committee) establishing policies with respect to votes by our stockholders to approve executive compensation to the extent required by Section 14A of the Exchange Act and, if applicable, determining our recommendations regarding the frequency of advisory votes on executive compensation;

•        reviewing and approving (or if it deems it appropriate, making recommendations to our board of directors regarding) the terms of any employment agreements, severance arrangements, change in control protections and any other compensatory arrangements for our officers (including, without limitation, any material perquisites and any other form of compensation) for our officers, including reviewing and approving (or, if it deems appropriate, making recommendations to our board of directors regarding) any payments, compensation or other awards under such agreements and arrangements;

•        reviewing and assessing the independence of compensation consultants, legal counsel and other advisors as required by Section 10C of the Exchange Act;

•        reviewing and considering the results of any advisory vote on executive compensation, as applicable;

•        administering the Company’s stock option, stock appreciation, retirement and profit sharing, incentive, stock bonus, stock purchase, bonus and deferred compensation plans and similar programs;

•        reviewing with the chief executive officer the plans for succession for the chief executive officer and other key executive officers and make recommendations to our board of directors with respect to the selection of appropriate individuals to succeed to these positions; and

•        reviewing and assessing, on an annual basis, the performance of the compensation committee and the compensation committee charter.

The compensation committee will have the authority to retain special legal, accounting or other advisors or consultants as it deems necessary or appropriate to carry out its duties. We believe that the composition and functioning of our compensation committee complies with all applicable requirements of the Sarbanes-Oxley Act and all applicable SEC and Nasdaq rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.

Compensation Committee Processes and Procedures

Our compensation committee meets at least annually and with greater frequency if necessary. The compensation committee also acts periodically by unanimous written consent in lieu of a formal meeting. In consultation with management, the agenda for each compensation committee meeting is developed by the chair of the compensation committee and incorporates guidance from an annual work plan. The compensation committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the compensation committee to make presentations, to provide financial or other background information or advice or to otherwise participate in compensation committee meetings. Our Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the compensation committee regarding his compensation.

The charter of the compensation committee grants the compensation committee full access to all books, records, facilities and personnel of the Company. In addition, under the charter, the compensation committee has the authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the compensation committee considers necessary or appropriate in the performance of its duties. The compensation committee has direct responsibility for the oversight of the work of any consultants or advisors engaged for the purpose of advising the compensation committee. In particular, the compensation committee has the authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the compensation committee may select, or receive advice from, a compensation consultant, legal counsel or other advisor to the compensation committee, other than in-house legal counsel and certain other types of advisors, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the advisor’s independence; however, there is no requirement that any advisor be independent.

Generally, the compensation committee’s process comprises two related elements: the determination of compensation levels and the establishment of corporate performance objectives for the current year. For executives other than our Chief Executive Officer, the compensation committee solicits and considers evaluations and recommendations submitted to the compensation committee by our Chief Executive Officer. The evaluation of our Chief Executive Officer’s performance is conducted by the chairman of the board and guided by the compensation committee, which determines any adjustments to his compensation as well as awards to be granted. For all executives and directors as part of its deliberations, the compensation committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current company-wide compensation levels and recommendations of any compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant. In 2023, the compensation committee retained Aon Consulting, Inc., through its Human Capital Solutions subdivision (“Aon”), as an independent compensation consultant to provide the compensation committee with additional comparative data on executive compensation practices in our industry and to advise the compensation committee on our executive compensation program generally. In 2023, Aon provided advice and data to the compensation committee on executive and director compensation matters, including the review of our compensation peer group, comparative market pay levels, equity dilution, annual share utilization practices, incentive plan design, and trends emerging in the market. Although the compensation committee considers the advice and recommendations of the compensation consultant, the compensation committee ultimately makes its own decisions. In 2023, the compensation committee determined that Aon’s work did not raise any conflicts of interest. In making this assessment, the compensation committee considered the independence factors enumerated in the applicable Nasdaq rules.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee of our board of directors is composed of two directors: Mr. Beshar and Dr. Solomon, with Mr. Beshar serving as chair of the committee. All members of the nominating and corporate governance committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing rules). The nominating and corporate governance committee operates under a written charter adopted by the board of directors, which is located on our website at https://ir.protaratx.com/. The information on our website is not incorporated by reference into this proxy statement or the Annual Report.

The functions of this committee include, among other things:

•        identifying, reviewing and evaluating candidates to serve on our board of directors and nominating and recommending individuals for membership on our board of directors;

•        determining the minimum qualifications for service on our board of directors;

•        reviewing, evaluating and considering the recommendation for nomination of incumbent directors for reelection to the board of directors;

•        making recommendations regarding the membership of the committees of our board of directors;

•        assessing the performance of the board of directors, including its committees, including through a formal, annual self-assessment survey process administered by counsel;

•        if and when it deems appropriate, developing a set of corporate governance guidelines for the company; and

•        reviewing and evaluating on an annual basis the performance of the nominating and corporate governance committee and the nominating and corporate governance committee charter.

The nominating and corporate governance committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The nominating and corporate governance committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having a diverse personal background, perspective and experience, having sufficient time to devote to our affairs, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. However, the nominating and corporate governance committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the board of directors, the operating requirements of the Company and the long-term interests of our stockholders. In conducting this assessment, the nominating and corporate governance committee typically considers diversity (including gender, racial and ethnic diversity), age, skills and such other factors as it deems appropriate, given the current needs of the board of directors and our business, to maintain a balance of knowledge, experience and capability.

The nominating and corporate governance committee appreciates the value of thoughtful board refreshment, and regularly identifies and considers qualities, skills and other director attributes that would enhance the composition of the Board. In the case of incumbent directors whose terms of office are set to expire, the nominating and corporate governance committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the nominating and corporate governance committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing rules, applicable SEC rules and regulations and the advice of counsel, if necessary. The nominating and corporate governance committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The nominating and corporate governance committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our board of directors. The nominating and corporate governance committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the board of directors by majority vote.

The nominating and corporate governance committee will consider director candidates recommended by stockholders. The nominating and corporate governance committee will evaluate any director nominees received from stockholders in the same manner as recommendations received from management or members of our board of directors. Stockholders who wish to recommend individuals for consideration by the nominating and corporate governance committee to become nominees for election to our board of directors may do so by delivering a written recommendation to the nominating and corporate governance committee at the following address: 345 Park Avenue South, Third Floor, New York, New York 10010, Attn: Corporate Secretary. Any such submission must be provided at least 90 days, but not more than 120 days, prior to the anniversary date of the preceding year’s annual meeting of stockholders. Submissions must include (i) the full name, age, business address and residence address of each nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of capital stock of the Company that are owned of record and beneficially by each such nominee (if any), (iv) such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed, under Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder and (v) the consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Submissions must also include (i) the name and address of the Company stockholder on whose behalf the submission is made, as they appear on the Company’s books and of the beneficial owner, if any, on whose behalf the nomination is being made, (ii) the class and number of shares of the Company which are owned by the stockholder (beneficially and of record) and owned by the beneficial owner, if any, on whose behalf the nomination is being made, as of the date of the stockholder’s notice, and a representation that such stockholder will notify the Company in writing of the class and number of such shares owned of record and beneficially as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (iii) a description of any agreement, arrangement or understanding with respect to such nomination between or among such stockholder and the beneficial owner, if any, on whose behalf the nomination is being made, and any of their affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that such stockholder will notify the Company in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of such stockholder’s notice by, or on behalf of, such stockholder or any of its affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such stockholder, or any such beneficial owner, or any of its affiliates or associates with respect to shares of stock of the Company, and a representation that such stockholder will notify the Company in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (v) a representation that the such stockholder is a holder of record of shares of the Company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and (vi) a representation whether such stockholder intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve the nomination and/or otherwise to solicit proxies from stockholders in support of the nomination.

Scientific Advisory Committee

The scientific advisory committee of our board of directors is composed of three directors: Dr. Garceau, Dr. Huang and Dr. Levy, with Dr. Levy serving as chair of the scientific advisory committee. All members of the scientific advisory committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing rules). The scientific advisory committee operates under a written charter adopted by the board of directors, which is located on our website at https://ir.protaratx.com/. The information on our website is not incorporated by reference into this proxy statement or the Annual Report.

The functions of this committee include, among other things:

•        advising the board of directors regarding endorsement of current and planned research and development programs, validating timelines, budget and key milestones;

•        advising the board of directors about the progress on the Company’s research and development activities;

•        advising the board of directors regarding the scientific merit of compounds for licensing and acquisition opportunities;

•        providing strategic advice regarding emerging science, therapeutic trends and foreseeable opportunities; and

•        providing advice to our scientific team on aspects of the programs as requested.

The scientific advisory committee holds regular or special meetings as its members deem necessary or appropriate. The scientific advisory committee has the authority to retain and determine compensation for external scientific or other advisors or consultants as it deems necessary or appropriate in the performance of its duties, provided that any such compensation must comply with applicable laws and regulations.

Stockholder Communications with our Board of Directors

Our board of directors has adopted a formal process by which stockholders may communicate with the board or any of its directors. Stockholders who wish to communicate with our board of directors may do so by sending written communications addressed to our Corporate Secretary at 345 Park Avenue South, Third Floor, New York, New York 10010, Attn: Corporate Secretary. Our Corporate Secretary will review each communication and will forward such communication to the board of directors or any of its directors to whom the communication is addressed, unless the communication contains advertisements or solicitations or is unduly hostile, threatening or similarly inappropriate. Communications deemed by the Corporate Secretary to be inappropriate for presentation will still be made available to any non-management director upon such director’s request.

Code of Business Conduct and Ethics

We have adopted the Protara Therapeutics, Inc. Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on our website at ir.protaratx.com. The information on our website is not incorporated by reference into this proxy statement or the Annual Report. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

Environmental, Social and Corporate Governance Practices

It is a priority of our board of directors and of our Company to seek to further improve the Company through sound and sustainable business practices that benefit Company stockholders. Key initiatives are described below.

Our Story

We are committed to advancing transformative therapies for people with cancer and rare diseases. Our team prioritizes creativity, diverse perspectives and tenacity to expedite our goal of bringing life-changing therapies to patients. We believe only by reflecting the world in which we live can we truly understand and treat cancer and rare diseases, which often know no boundaries of age, gender, race, religion or socioeconomic background.

Board Diversity

As discussed above, as part of its assessment to support the nomination and recommendation of first-time and incumbent candidates for election to our board of directors, the nominating and corporate governance committee typically considers diversity (including gender, racial and ethnic diversity), age, skills and such other factors as it deems appropriate, given the current needs of the board of directors and our business, to maintain a balance of knowledge, experience and capability.

Leadership Diversity

In addition to our board of directors, we believe that diversity is important among our officers and executive officers, providing valuable variations in backgrounds, experiences, and perspectives. Currently, two of our four executive officers are female (Dr. Zummo and Ms. Fry).

Diversity, Equity, and Inclusion (“DEI”)

With respect to our employee population, we believe that diversity is very important, and we are encouraging our hiring managers and other employees to keep a broad perspective in making hiring decisions, thinking about how candidates can contribute to the organization, and not hiring people similar to themselves based on unconscious bias. Our directors are interested in our progress with DEI, and our board of directors and management will continue to monitor diversity issues as they affect both board and workforce composition. Currently, the majority of our employee population is female and we continue to strive to employ a diverse workforce.

Human Capital and Corporate Culture

We consider the intellectual capital of our employees to be an essential driver of our business and key to our future prospects. Accordingly, we monitor our compensation programs closely and provide what we consider to be a competitive mix of compensation and insurance benefits for all our employees, as well as participation in our equity programs.

Furthermore, we seek to benefit, improve, and educate our workforce and our community in a variety of ways. One such way is community volunteering. In order to give back to the communities in which our employees live and work, we encourage our employees to dedicate time and effort to help community organizations, including both medically focused charitable and educational efforts, and charitable community efforts of general applicability. The Company dedicates resources to community-building initiatives as well, and partners with organizations in the bladder cancer community to support patients impacted by such diseases.

Environmental Initiatives

The Company has a number of environmental initiatives, which we believe represent good corporate environmental practices. We seek to manage our water use through methods like lower-flow fixtures and our energy efficiency through motion sensor lights, for example. We also seek to reduce our waste by moving signature procedures to an e-signature platform, by using filtered tap water instead of bottled water, by using reusable or compostable dishes in our kitchen and by installing centralized waste management bins to separate recyclables from other trash.

Proposal 2

Ratification of SELECTION OF Independent Registered
Public Accounting Firm

The audit committee of our board of directors has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company’s financial statements since March 2021. Representatives of Ernst & Young LLP are expected to be virtually present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our amended and restated bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm. However, the audit committee is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

The affirmative vote of the holders of a majority of the shares present by virtual attendance or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.

Ernst & Young LLP audited our consolidated financial statements for the fiscal years ended December 31, 2022 and December 31, 2023 and was appointed as our independent registered public accounting firm for the fiscal years ended December 31, 2022 and December 31, 2023.

Former Auditors

Previously, Marcum LLP had audited our consolidated financial statements for the fiscal year ended December 31, 2020 and the financial statements of Private ArTara for the fiscal year ended December 31, 2019. In fiscal year 2022, we incurred audit fees for the reissuance of Marcum LLP’s audit opinion from its audit of our annual consolidated financial statements for the year ended December 31, 2020 and consent fees in connection with our registration statement on Form S-8.

Principal Accountant Fees and Services

The following table represents aggregate fees billed by Ernst & Young LLP for the audit of our financial statements for the years ended December 31, 2023 and December 31, 2022 and other fees billed for other professional services rendered by Ernst & Young during this period.

	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2022
Audit Fees(1)	$617,000	$500,000
Audit-related Fees	—	—
Tax Fees(2)	94,125	128,840
All Other Fees(3)	3,600	3,600
Total Fees	$714,725	$632,440

____________

(1)      Audit Fees consist of fees for professional services for the audit of our annual consolidated financial statements, the review of interim financial statements, and related services that are normally provided in connection with registration statements, including comfort letters and consents.

(2)      Tax Fees consist of tax compliance services as well as fees for professional tax assistance services in connection with routine on-call tax advisory projects.

(3)      All Other Fees consists of fees for subscription to online content including accounting standards and guidance.

All fees described above were pre-approved by the audit committee of our board of directors.

The following table represents fees billed by Marcum LLP for the year ended December 31, 2022 for services rendered by Marcum LLP during this period.

Fiscal Year Ended December 31, 2022
Audit Fees(1)	$41,200
Audit-related Fees	—
Tax Fees	—
All Other Fees	—
Total Fees	$41,200

____________

(1)      Audit Fees consist of fees for services performed in early 2022 related to the reissuance of Marcum LLP’s audit opinion from its audit of our annual consolidated financial statements for the year ended December 31, 2020 with respect to our inclusion of comparable figures from such period in our consolidated financial statements for the years ended December 31, 2021 and 2020, and consent fees in connection with our registration statement on Form S-8.

All fees described above were pre-approved by the audit committee of our board of directors.

Pre-Approval Policies and Procedures

In considering the nature of the services provided by Ernst & Young LLP, our audit committee determined that such services were compatible with the provision of independent audit services. Our audit committee discussed these services with Ernst & Young LLP and management to determine that they were permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act, as well as the requirements of the PCAOB. Our audit committee required that all services performed by Ernst & Young LLP be pre-approved prior to the services being performed. Pre-approval may also be given as part of the audit committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the audit committee’s members, but the decision must be reported to the full audit committee at its next scheduled meeting. During the fiscal years ended December 31, 2023 and 2022, all services by Ernst & Young LLP were pre-approved in accordance with these procedures, and our audit committee continues to require that all services performed by Ernst & Young LLP be pre-approved in accordance with these procedures prior to the services being performed.

Our Board Of Directors Recommends A Vote FOR The Ratification Of Ernst & Young LLP As Our Independent Registered Public Accounting Firm.

Proposal 3

Advisory Vote on Executive Compensation

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“the Dodd-Frank Act”) and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. We currently hold this advisory vote on executive compensation, commonly referred to as a “say-on-pay vote,” on an annual basis, which is consistent with the results of the most recent vote at the 2020 Annual Meeting of Stockholders on the frequency of our say-on-pay vote. This practice will continue at least until the next vote on the frequency of future say-on-pay votes, which will occur at the 2026 Annual Meeting of Stockholders

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. The compensation of our named executive officers subject to the vote is disclosed in the compensation tables and the related narrative disclosure contained in this proxy statement. As discussed in those disclosures, we believe that our compensation policies and decisions are focused on pay-for-performance principles and strongly aligned with our stockholders’ interests. Compensation of our named executive officers is designed to enable us to attract, retain and motivate talented and experienced executives to lead us successfully in a competitive environment.

Accordingly, our board of directors is asking the stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by casting a non-binding, advisory vote “FOR” the following resolution:

“RESOLVED, that the stockholders of Protara Therapeutics, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers disclosed in the Summary Compensation Table and the related compensation tables and narrative disclosure in the Proxy Statement for the Company’s Annual Meeting of Stockholders to be held on June 7, 2024.”

Because the vote is advisory, it is not binding on our board of directors. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and our board of directors and, accordingly, our board of directors and the compensation committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present by virtual attendance or represented by proxy and entitled to vote on the matter at the Annual Meeting.

Our Board Of Directors Recommends A Vote FOR the Approval, on an Advisory Basis, of the
Compensation of our Named Executive Officers.

Proposal 4

APPROVAL OF THE 2024 EQUITY INCENTIVE Plan

At the Annual Meeting, our stockholders will be asked to approve the Protara Therapeutics, Inc. 2024 Equity Incentive Plan (the “2024 Plan”). The Board adopted the Plan on April 25, 2024, subject to approval by our stockholders at the Annual Meeting. If approved by our stockholders, the Plan will become effective as of the date on which the Plan is so approved and will replace our current plan, the Amended and Restated 2014 Equity Incentive Plan (the “2014 Plan”), and we will cease granting awards under the 2014 Plan and any shares remaining available for future issuance under the 2014 Plan will be cancelled and will no longer be available for future issuance; however, the 2014 Plan will in any event continue to govern awards previously granted under it. An aggregate of 1,500,000 shares of our common stock have initially been reserved for issuance under the 2024 Plan.

The Board believes that the future success of the Company depends on our ability to attract and retain the best available employees responsible for the continued development and growth of our business and that the ability to grant equity awards is a necessary and powerful recruiting and retention tool for the Company. We believe that equity awards motivate high levels of performance, align the interests of our personnel and stockholders by giving our personnel an opportunity to hold an ownership stake in the Company, and provide an effective means of recognizing their contributions to the success of the Company. In addition, stock options, restricted stock units and other types of equity awards are considered a competitive necessity in the life sciences and biotechnology industries in which we compete.

If our stockholders do not approve the 2024 Plan, the Plan will not become effective. In that case, the 2014 Plan will continue to be administered in its current form and will expire on August 21, 2024, unless sooner terminated by the Board. As discussed below, the 2024 Plan includes features that are designed to protect the interests of our stockholders and we believe it is beneficial for our stockholders to approve the 2024 Plan and to discontinue the use of the 2014 Plan. As of April 11, 2024, an aggregate of 672,582 shares remain available for issuance under our equity incentive plans (excluding our 2014 Employee Stock Purchase Plan (the “2014 ESPP”)), comprised of 480,779 shares available for issuance under the 2014 Plan and 191,803 shares available for issuance under our 2020 Inducement Plan (the “Inducement Plan”). As of April 11, 2024, an aggregate of 4,321,871 shares were subject to outstanding awards granted pursuant to our equity incentive plans, comprised of stock options to purchase 3,733,857 shares and 588,014 shares subject to restricted stock unit awards. The per share weighted-average exercise price of the outstanding stock options is $7.70 and the weighted average remaining term of the outstanding options was 7.93 years.

Key Features Designed to Protect Stockholders’ Interests

We believe the 2024 Plan’s design reflects our commitment to strong corporate governance and our desire to preserve stockholder value as demonstrated by the following 2024 Plan features:

•        Maximum Number of Shares/No Annual “Evergreen” Provision.    The maximum number of shares available for issuance under the 2024 Plan is fixed and cannot be increased without stockholder approval. There is no annual “evergreen” whereby the number of shares available under the 2024 Plan would be automatically increased each year.

•        Award Design Flexibility.    Different kinds of awards may be granted under the 2024 Plan, giving us the flexibility to design our equity incentives to complement the other elements of compensation and to support our attainment of strategic goals.

•        Performance-Based Awards.    The 2024 Plan permits the grant of performance-based stock awards that are payable only upon the attainment of specified performance criteria.

•        No Single-Trigger Vesting Acceleration upon a Change of Control for Participants.    The 2024 Plan provides for double-trigger protection following a change of control.

•        Repricing is Not Allowed Without Stockholder Approval.    The 2024 Plan does not permit options or stock appreciation rights to be repriced or exchanged for other awards unless stockholders approve the repricing or exchange.

•        Clawback.    Each award under the 2024 Plan is subject to the Company’s policies regarding the acquisition, ownership or sale of stock by officers, employees, directors, consultants, advisors or other service providers, including without limitation, our Clawback Policy.

•        No Tax Gross-ups.    The Plan does not provide for any tax gross-up.

•        No Liberal Share Counting or Recycling.    Shares used to pay the exercise price or purchase price of an award granted under the Plan or to satisfy tax withholding obligations for an award granted under the Plan will not become available for future grant under the Plan.

•        Limited Transferability.    Awards under the 2024 Plan generally may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, unless otherwise approved by the administrator (on such terms as the administrator deems appropriate) or required by applicable laws.

•        Annual Limits on Non-Employee Director Compensation.    The 2024 Plan sets limits on the total compensation that a non-employee director may receive for service as a non-employee director during each fiscal year.

•        No Dividends on Unvested Awards.    No dividends or other distributions may be paid with respect to any Shares underlying the unvested portion of an award until the underlying award vests.

•        Minimum Vesting Requirement.    The 2024 Plan provides that in general awards may vest no earlier than the first anniversary of the grant date, subject to certain exceptions set forth in the 2024 Plan relating to relating to accelerated vesting subject to death, disability, a change of control, retirement or other involuntary termination, and awards in respect of a maximum of 5% of the number of shares available for grant under the 2024 Plan.

Summary of the 2024 Plan

The following paragraphs summarize the principal features of the 2024 Plan and its operation. However, this summary is not a complete description of the provisions of the 2024 Plan and is qualified in its entirety by the specific language of the 2024 Plan. A copy of the 2024 Plan is provided as Appendix A to this proxy statement.

Purpose of the 2024 Plan

Our board adopted the 2024 Plan to attract and retain the best available personnel, to provide additional incentives to employees, directors and consultants, to promote the success of our business and to align employee’s interests with stockholders’ interests. These incentives can be provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, performance shares and other stock and cash awards.

Shares Available for Issuance

Subject to the adjustment provisions in the 2024 Plan, our stockholders are being asked to approve a number of shares for issuance under the 2024 Plan equal to 1,500,000 new shares. If we substitute equity awards for equity awards of acquired entities in connection with mergers, reorganizations, separations, or other transactions as described in the 2024 Plan, the grant of such substituted awards will not decrease the number of shares available for issuance under the 2024 Plan. Shares may either be authorized, but unissued shares or shares held by the Company in its treasury.

If an option or stock appreciation right granted under the 2024 Plan expires, terminates, or is cancelled for any reason without having been exercised in full, if any other award is forfeited, or if the award is settled for cash (in whole or in part) the shares of stock not purchased by the holder of the award, which are forfeited or which are settled in case, as the case may be, will again be available for awards to be granted under the 2024 Plan.

In the event of certain dividends or other distributions (whether in the form of cash, shares, other securities, or other property), reorganization, recapitalization, reclassification, stock split, reverse stock split or other similar distribution affecting our shares, the 2024 Plan administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2024 Plan, will adjust the number and kinds of shares that may be delivered under the 2024 Plan, and/or the number, class and price of shares of stock subject to outstanding awards, and exercise price or repurchase price, as applicable.

During the term of this 2024 Plan, we will at all times reserve and keep available a number of shares sufficient to satisfy the requirements of the 2024 Plan.

Limitations on Awards to Non-Employee Directors

The 2024 Plan also provides that no non-employee director may be paid compensation for their service as a director that, in the aggregate, exceeds $750,000 for any fiscal year of ours, increased to $1,000,000 for the non-employee director for our fiscal year in which he or she joins our board of directors as a non-employee director. For these purposes, compensation includes equity awards (including any awards issued under the 2024 Plan), with the value of such equity awards measured based on the accounting grant date fair value, and any other compensation (such as cash retainers or fees) for director service.

Minimum Vesting Requirements

Any awards that are payable in shares of our common stock under the 2024 Plan will vest no earlier than the first anniversary of the grant date of the award, other than awards in respect of a maximum of 5% of the shares available for grant under the 2024 Plan. The administrator may also provide for accelerated vesting in connection with a participant’s death, disability, retirement or other involuntary termination or in connection with a change of control.

Administration

The compensation committee of the Board will be the “administrator” of the 2024 Plan. To make grants to certain officers and key employees, the members of the committee must qualify as “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).Our board of directors, however, may itself exercise any of the powers and responsibilities assigned to the compensation committee under the 2024 Plan, and the compensation committee also may delegate to an executive officer or officers the authority to grant awards under the 2024 Plan to employees who are not officers, and to consultants, up to such maximum number and in accordance with such other guidelines as the compensation committee may specify.

Subject to the terms of the 2024 Plan, the administrator has the authority to make any determinations and perform any actions that it deems necessary or advisable to administer the 2024 Plan, such as the authority to: determine the fair market value of a share, select the service providers who will receive awards; determine the number of shares covered by each award and the terms of each award; approve forms of award agreements for use with the 2024 Plan; interpret, modify or amend each award (subject to the repricing restrictions of the 2024 Plan), including to accelerate vesting or waive forfeiture restrictions; interpret the 2024 Plan; and delegate ministerial duties to any of our employees. The administrator may allow a participant to defer the receipt of payment of cash or delivery of shares otherwise due to such participant. The administrator may modify the terms of any award under the 2024 Plan granted to a participant who is a resident or primarily employed outside of the U.S. in order that the award shall conform to the laws, regulations, procedures, and customs of the country in which the participant is then resident or primarily employed, or so that the value and other benefits of the award, as affected by foreign tax laws and other restrictions, will be as comparable as practicable to the value of such an award to a participant is who resident or primarily employed in the U.S. The administrator may establish supplements or sub-plans to, or amendments, restatements, or alternative versions of, the 2024 Plan for the purpose of granting and administrating any such modified award.

Eligibility

All types of awards, other than incentive stock options, may be granted to officers, employees, consultants and advisors of ours and our affiliates and to our non-employee directors or any director of any of our affiliates. No non-employee director, however, may be paid compensation for service as a non-employee director that, in the aggregate, exceeds $750,000 for any fiscal year of ours, increased to $1,000,000 for the non-employee director for our fiscal year in which he or she joins our board of directors as a non-employee director. Incentive stock options may be granted only to employees of ours or any parent or subsidiary corporation of ours. As of April 11, 2024, we had approximately 25 employees (including one employee director), eight non-employee directors and approximately four consultants who would be eligible to participate in the 2024 Plan.

Options

An option gives a participant the right to purchase a specified number of shares for a fixed exercise price during a specified period. Each option granted under the 2024 Plan will be evidenced by an award agreement specifying the number of shares subject to the option and the other terms of the option, consistent with the 2024 Plan.

The exercise price per share of each option may not be less than the fair market value of a share on the date of grant (except, in the case of a nonstatutory stock option, as otherwise required by applicable laws). However, any incentive stock option granted to a person who at the time of grant owns stock representing more than 10% of the total combined voting power of all classes of our stock or any parent or subsidiary corporation of ours (a “Ten Percent Owner”) must have an exercise price per share equal to at least 110% of the fair market value of a share on the date of grant. For this purpose, the fair market value of a share is generally the closing sales price of our stock, as reported on the primary stock exchange on which it is traded. On April 11, 2024, the closing price of a share on The NASDAQ Global Market was $3.09.

Options will be exercisable at such times or under such conditions as determined by the administrator and set forth in the award agreement. When a participant’s service ends, the unvested portion of the participant’s option generally expires. The vested portion of the option will remain exercisable for the period following the end of the participant’s service that was determined by the administrator and specified in the participant’s award agreement, and if no such period was specified in the award agreement, the vested portion of the option will remain exercisable for 90 days following the end of the participant’s service provider status.

The term of an option will be specified in the award agreement, but the term of an option may not be more than 10 years (or five years for an incentive stock option granted to a Ten Percent Owner).

The administrator will determine the acceptable form(s) of consideration for exercising an option. An option will be deemed exercised when we receive the notice of exercise and full payment for the shares to be exercised, together with any amounts necessary to satisfy withholding obligations for tax-related items.

Stock Appreciation Rights

A stock appreciation right gives a participant the right to receive the appreciation in the value of a share between the date an award is granted and the date it is exercised. Upon exercise of a stock appreciation right, the holder of the award will be entitled to receive an amount determined as the product of: (i) the difference between the fair market value of a share on the date of exercise and the exercise price per share and (ii) the number of shares covered by the exercised portion of the stock appreciation right. We may pay that amount in cash, shares, or a combination of both. Each stock appreciation right granted under the 2024 Plan will be evidenced by an award agreement specifying the exercise price and the other terms of the award.

The exercise price per share of each stock appreciation right may not be less than the fair market value of a share on the date of grant, or in the case of a stock appreciation right in tandem with options, the exercise price of the related option.

Stock appreciation rights will be exercisable at such times or under such conditions as determined by the administrator and set forth in the award agreement. The terms relating to the period of exercise of stock appreciation rights following the termination of a participant’s service are similar to those for options described above.

Restricted Stock Awards

Awards of restricted stock are awards of shares that are nontransferable and subject to a risk of forfeiture until specific conditions established by the administrator in its sole discretion have been met. Unless the administrator provides otherwise, participants holding shares of restricted stock will have voting rights with respect to such shares without regard to vesting. All ordinary cash dividends or other ordinary cash distributions paid upon any restricted stock will be retained by the Company and will be paid to the participant when the restricted stock vests. All ordinary stock dividends or other distributions payable in shares of stock or other securities of the Company will constitute additional restricted stock, subject to the same risk of forfeiture as the shares of restricted stock in respect of which such shares of stock were paid.

Restricted Stock Units

A restricted stock unit represents a right to receive shares upon the end of the restriction period established by the administrator and subject to a risk of forfeiture arising on the basis of such conditions relating to the performance of services, Company or affiliate performance or otherwise as the administrator may determine and provide for in the applicable award agreement. Each award of restricted stock units granted under the Plan will be evidenced by an award agreement specifying the number of shares subject to the award and other terms of the award.

A participant will forfeit any unearned restricted stock units on the date specified in the participant’s award agreement. The administrator in its sole discretion may pay earned restricted stock units in cash, shares, or a combination of both.

Performance Units and Performance Shares

Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. Performance units will have an initial value established by the administrator on or before the date of grant. Performance units and performance shares will result in a payment to a participant only if the performance goals or other vesting criteria set by the administrator are achieved or the awards otherwise vest.

Each award of performance units or performance shares granted under the 2024 Plan will be evidenced by an award agreement specifying the performance period and other terms of the award. The administrator may set vesting criteria based upon the achievement of company-wide, divisional, business unit or individual goals (such as continued employment or service), applicable U.S. or non-U.S. federal or state securities laws, or any other basis determined by the administrator, in its discretion.

The administrator has the discretion to pay earned performance units or performance shares in the form of cash, shares (which will have an aggregate fair market value equal to the earned performance units or performance shares at the close of the performance period), or a combination of both.

A participant will forfeit any performance units or performance shares not earned and not vested as of the date specified in the participant’s award agreement.

Transferability of Awards

Unless otherwise specified by the administrator or required by applicable laws, awards are not transferable other than by will or by the laws of descent and distribution.

Adjustments

In the event of the outstanding shares of stock under the 2024 Plan are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of stock, as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided under the 2024 Plan, (ii) the numbers and kinds of shares or other securities subject to the then outstanding awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding options and stock appreciation rights (without change in the aggregate purchase price as to which such options or rights remain exercisable), and (iv) the repurchase price of each share of restricted stock then subject to a risk of forfeiture in the form of a Company repurchase right.

In the event of any corporate action not specifically covered above, including but not limited to an extraordinary cash distribution on stock, a corporate separation or other reorganization or liquidation, the administrator may make such adjustment of outstanding awards and their terms as it, in its sole discretion, may deem equitable and appropriate in the circumstances. The administrator may make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2024 Plan.

Change of Control

If the Company terminates the employment of a participant in the 2024 Plan without cause, or if a participant in the 2024 Plan resigns his or her employment with the Company for good reason, either case, on or within two (2) years after a change of control, then, any and all options and stock appreciation rights not already exercisable in full will fully accelerate and become exercisable; any risk of forfeiture applicable to restricted stock and restricted stock units which is not based on achievement of performance goals or other business objectives will lapse; and all outstanding awards of restricted stock and restricted stock units conditioned on the achievement of performance goals or other business objectives and the payouts attainable under outstanding performance units will be deemed to have been satisfied based on the greater of target and actual performance as of the effective date of the change of control, except to the extent otherwise determined by the administrator in its sole discretion at any time prior to, or upon, such change of control.

For awards granted to each of our non-employee directors, in the event of a change in control, all shares subject to any then-outstanding and unvested equity awards granted pursuant to our non-employee director compensation policy will become fully vested immediately prior to the closing of such change in control.

Forfeiture Events

Each award under the 2024 Plan is subject to the Company’s policies regarding the acquisition, ownership or sale of stock by officers, employees, directors, consultants, advisors or other service providers, including without limitation, our Clawback Policy.

Termination and Amendment

The administrator may amend, alter, suspend, or terminate the 2024 Plan at any time; provided, that, without stockholder approval, no amendment or modification may (i) increase the number of shares of stock which may be issued under the 2024 Plan, (ii) change the description of the persons eligible for awards, or (iii) effect any other change for which stockholder approval is required by law or the rules of any relevant stock exchange . No amendment, alteration, suspension, or termination may impair the rights of any participant with respect to his or her outstanding awards unless mutually agreed otherwise between the participant and the administrator. The 2024 Plan will continue until terminated by the administrator, but no incentive stock option may be granted after the tenth anniversary of the 2024 Plan’s adoption by our board of directors.

Notwithstanding the prior paragraph, the administrator may amend the terms of any one or more awards without an affected participant’s consent even if it does impair the participant’s rights, subject to the limitations of applicable laws, if any, if (i) such amendment is done in a manner expressly permitted under the Plan; (ii) the administrator determines in its sole discretion and prior to the date of any change of control that such amendment or alteration either is required or advisable in order for the Company, the 2024 Plan or the award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, (iii) the administrator determines in its sole discretion and prior to the date of any change of control that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the award, or that any such diminution has been adequately compensated, or (iv) the administrator reasonably determines on or after the date of change of control that such amendment or alteration either is required or advisable in order for the Company, the 2024 Plan or the award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2024 Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change. The summary is not complete and does not discuss the tax consequences upon a participant’s death, or the income tax laws of any municipality, state, or non-U.S. country in which a participant may reside. Tax consequences for any particular participant may vary based on individual circumstances.

Incentive Stock Options

A participant recognizes no taxable income for regular income tax purposes because of the grant or exercise of an option that qualifies as incentive stock option under Section 422 of the Code. If a participant exercises the option and then later sells or otherwise disposes of the shares acquired through the exercise of the option after both the two-year anniversary of the date the option was granted and the one-year anniversary of the exercise, the participant will recognize a capital gain or loss equal to the difference between the sale price of the shares and the exercise price.

However, if the participant disposes of such shares either on or before the two-year anniversary of the date of grant or on or before the one-year anniversary of the date of exercise (a “disqualifying disposition”), any gain up to the excess of the fair market value of the shares on the date of exercise over the exercise price generally will be taxed as ordinary income, unless the shares are disposed of in a transaction in which the participant would not recognize a loss (such as a gift). However, if the proceeds from the disqualifying disposition are less than the fair market value of the shares on the date of exercise, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. Any gain in excess of that amount of ordinary income recognized by the participant will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss.

For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment item in computing the participant’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the shares or provide certain basis adjustments or tax credits.

Nonstatutory Stock Options

A participant generally recognizes no taxable income as the result of the grant of a nonstatutory stock option. However, upon exercising the option with respect to any shares, the participant normally recognizes ordinary income equal to the amount that the fair market value of such shares on such date exceeds the exercise price for such shares. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of the shares acquired by exercising a nonstatutory stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss.

Stock Appreciation Rights

A participant generally recognizes no taxable income as the result of the grant of a stock appreciation right. However, upon exercising the stock appreciation right with respect to any shares, the participant normally recognizes ordinary income equal to the amount that the fair market value of such shares on such date exceeds the exercise price for such shares, regardless of whether the stock appreciation right is settled in cash or shares. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of the shares acquired by exercising a stock appreciation right, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss.

Restricted Stock Awards

A participant acquiring shares of restricted stock generally will recognize ordinary income as the shares subsequently vest, in an amount equal to the excess of the fair market value of the shares on the vesting date over the purchase price paid by the participant for such shares (if any). If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, under Section 83(b) of the Code, to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than thirty days after the date the shares are acquired. Upon the sale of shares acquired under a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Restricted Stock Unit Awards

There are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units generally will recognize ordinary income equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the administrator or a participant. If the participant is an employee, such ordinary income generally is subject to withholding of income. Also, if the participant is an employee, the fair market value of the shares covered by the award on the vesting date will be subject to employment taxes. Any additional gain or loss recognized upon any later disposition of any shares received will be taxed as capital gain or loss.

Performance Unit Awards

A participant generally will recognize no income upon the grant of a performance unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any cash or unrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income. Also, if the participant is an employee, the fair market value of the shares covered by the award on the vesting date will be subject to employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Section 409A

Section 409A provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, when vested, which may be before the compensation is actually or constructively received. Also, if an award subject to Section 409A violates Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income and potentially penalties and interest on such deferred compensation.

Tax Effect for Us

We generally will be entitled to a tax deduction in connection with an award under the 2024 Plan equal to the ordinary income realized by a participant when the participant recognizes such income (for example, the exercise of a nonstatutory stock option or the disqualifying disposition of shares acquired through the exercise of an incentive stock option) except to the extent such deduction is limited by applicable provisions of the Code. Special rules limit the deductibility of compensation paid to our chief executive officer and other “covered employees” as determined under Section 162(m) and applicable guidance. Under Section 162(m), the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.

THE SUMMARY ABOVE IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION ON PARTICIPANTS AND US WITH RESPECT TO AWARDS UNDER THE PLAN. IT IS NOT INTENDED TO BE COMPLETE AND MAY NOT DISCUSS THE IMPACT OF EMPLOYMENT OR OTHER TAX REQUIREMENTS, THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH, OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR NON-U.S. COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2023.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)		(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#)
Equity compensation plans approved by stockholders	2,883,056	(1)(2)	9.97	593,494	(3)
Equity compensation plans not approved by stockholders	409,000	(4)	6.91	191,000	(5)
Total	3,292,056			784,494

____________

(1)      This table does not include the number of shares issuable upon exercise of issued and outstanding awards under the Private ArTara Plan, which we assumed upon the closing of the Merger. No new awards may be issued under the Private ArTara Plan. As of December 31, 2023, a total of 134,328 shares of our common stock were reserved for issuance upon the exercise of outstanding options under the Private ArTara Plan, with a weighted-average exercise price of $9.18.

(2)      Includes securities issuable under our 2014 Plan and the 2014 ESPP.

(3)      Includes (i) 547,382 shares of common stock available for issuance under our 2014 Plan and (ii) 46,112 shares of common stock available for issuance under our 2014 ESPP. The number of shares of our common stock reserved for issuance under the 2014 Plan automatically increases on January 1 of each calendar year in an amount equal to (a) 4% of the total number of shares of the Registrant’s Stock (as defined in the 2014 Plan) outstanding as of the end of the immediately preceding fiscal year; or (b) such lesser number of shares of our common stock as is determined by our board of directors for the applicable year. The number of shares of our common stock reserved under the 2014 ESPP for issuance automatically increases on January 1 each calendar year, from January 1, 2015 and ending on (and including) January 1, 2024, in an amount equal to (a) the lesser of (i) 1% of the total number of shares of our common stock outstanding as of the end of the immediately preceding fiscal year or (ii) 281,000 shares of our common stock prior to the Merger, or 7,025 shares of our common stock following the Merger, commensurate with 1-for-40 reverse stock split; or (b) such lesser number of shares of our common stock as is determined by our board of directors for the applicable year.

(4)      Includes 409,000 securities issuable pursuant to outstanding stock options under the Inducement Plan adopted exclusively for grants of awards to individuals that were not previously our employees or directors, as an inducement material to the individual’s entry into employment with us within the meaning of Rule 5635(c)(4) of the Nasdaq listing rules. The terms and conditions of the Inducement Plan and the equity awards to be granted thereunder are substantially similar to the 2014 Plan.

(5)      Includes 191,000 shares of common stock available for issuance under the Inducement Plan.

Vote Required

Approval of this proposal requires the vote of the holders of a majority of the shares present by virtual attendance or represented by proxy and entitled to vote on the matter at the Annual Meeting.

Our Board of Directors Recommends a Vote FOR the Approval of the 2024 Plan.

Proposal 5

APPROVAL OF THE 2024 Employee Stock Purchase Plan

Background

We currently maintain the 2014 Employee Stock Purchase Plan (the “2014 ESPP”), which is scheduled to expire on August 21, 2024. We are asking stockholders to approve the Protara Therapeutics, Inc. 2024 Employee Stock Purchase Plan (the “2024 ESPP”), which our board of directors has approved subject to the approval of our stockholders.

Under this proposal, we are asking stockholders to approve the 2024 ESPP, including a total plan share reserve of 1,000,000 shares of our common stock, par value $0.001 per share, which is approximately 4.86% of our common stock outstanding as of the Record Date.

We strongly believe in improving opportunities for our employees to reap the benefits of increases in our stock’s value. The ability to contribute a portion of earnings to purchase our shares would represent a key benefit for our employees. We believe that such a program improves our ability to attract, retain and incentivize our talent and ultimately, better aligns the interests of our employees with those of our stockholders.

Summary of the 2024 ESPP

The following general description of material features of the 2024 ESPP is qualified in its entirety by reference to the provisions of the 2024 ESPP set forth in Appendix B.

Purpose and Eligibility

The 2024 ESPP is intended to assist our employees in acquiring share ownership interest in the Company, to encourage our employees to remain with the Company, and to better align their interests with those of our stockholders. The 2024 ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code (the “Code”).

All of our employees who have worked at the Company will be allowed to participate in the 2024 ESPP, provided that (a) they are customarily employed at least 20 hours per week and (b) more than five months in a calendar year. As of April 11, 2024, we had approximately 25 employees who would be eligible to participate in the Plan.

Notwithstanding the foregoing, any employee who, after the granting of the option, would possess five percent or more of the total combined voting power or value of all classes of shares of the Company or any subsidiary of the Company shall not be eligible. In addition, no employee shall be granted an option under the 2024 ESPP that permits the employee to purchase shares under all of our “employee stock purchase plans” that would accrue at a rate that exceeds $25,000 of fair market value of our stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

Administration

The compensation committee of the Board will be the “administrator” of the 2024 ESPP. Our board of directors, however, may itself exercise any of the powers and responsibilities assigned to the compensation committee under the 2024 ESPP, and the compensation committee also may delegate its duties in order to facilitate the purchase and transfer of shares and to provide for the day-to-day administration of the 2024 ESPP. The administrator will have full and exclusive authority to interpret the terms of the 2024 ESPP and determine eligibility, subject to the conditions of the 2024 ESPP, as described below.

Share Reserve

The maximum aggregate number of shares that may be issued pursuant to the 2024 ESPP will be equal to 1,000,000 shares, subject to certain adjustments described in more detail below. Shares made available for sale under the 2024 ESPP may be authorized but unissued shares or treasury shares. If any right granted under the 2024 ESPP shall for any reason terminate without having been exercised, the shares not purchased under such right shall again become available for issuance under the 2024 ESPP.

Contributions and Purchases

The 2024 ESPP will permit participants to purchase common stock through contributions (in the form of payroll deductions or otherwise to the extent permitted by the administrator) of up to 15% of their eligible compensation, which includes a participant’s regular earnings or base salary, bonuses and commissions, but excludes equity compensation and other similar compensation. The 2024 ESPP will have two purchase periods of approximately six months in duration each calendar year, the first beginning on January 1 and ending on the immediately following June 30, and the second beginning on July 1 and ending on the immediately following December 31. The initial purchase period under the 2024 ESPP, however, shall commence on such date at the Committee may determine and continue until December 31, 2024.

Amounts contributed and accumulated by the participant during any offering period will be used to purchase shares of our common stock at the end of each six-month purchase period. The purchase price of the shares will be 85% of the lower of the fair market value of our common stock on the first day of each offering period or on the last day of each offering period. As of April 11, 2024, the closing market price of a share of our common stock as reported on The NASDAQ Global Market was $3.09 per share.

Withdrawal and Termination of Participation

A participant may fully withdraw from the 2024 ESPP voluntarily at any time by filing a notice of withdrawal up two weeks prior to the end of an offering period. A participant will be deemed to have elected to withdraw from the plan upon the termination of the participant’s employment for any reason or in the event the participant is no longer eligible to participate in the 2024 ESPP.

Restriction on Transfers

A participant may not transfer rights granted under the 2024 ESPP other than by will, the laws of descent and distribution or as otherwise provided under the 2024 ESPP.

Adjustments

In the event the outstanding shares of stock under the 2024 ESPP are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of stock, as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided under the 2024 ESPP, (ii) the numbers and kinds of shares or other securities subject to the then outstanding options, and (iii) the exercise price for each share or other unit of any other securities subject to then outstanding options.

In the event of any corporate action not specifically covered above, including but not limited to an extraordinary cash distribution on stock, a corporate separation or other reorganization or liquidation, the administrator may make such adjustment of outstanding options and their terms as it, in its sole discretion, may deem equitable and appropriate in the circumstances. The administrator may make adjustments in the terms and conditions of, and the criteria included in, options in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2024 ESPP.

Certain Transactions

In the event of a merger, consolidation or similar transaction that is not a dissolution or liquidation, a successor corporation may assume or substitute each outstanding option. If the successor corporation refuses to assume or substitute for the outstanding option, the offering period then in progress will be shortened. The administrator will notify each participant in writing that the offering period termination date has been changed and that the participant’s option will be exercised automatically on the new offering period termination date, unless the participant has already withdrawn from the offering period.

Effective Date

The 2024 ESPP was approved by the board of directors on April 25, 2024, subject to stockholder approval. If approved by our stockholders, the 2024 ESPP will be effective on the date on which it is so approved.

Amendment and Termination

The board of directors may, in its sole discretion, amend, suspend or terminate the 2024 ESPP at any time and from time to time. Unless earlier terminated by the board of directors, the 2024 ESPP shall continue in effect until the tenth anniversary of the effective date of the 2024 ESPP as set forth above.

New Plan Benefits

Participation in the 2024 ESPP is voluntary and each eligible employee will make his or her own decision whether and to what extent to participate in the 2024 ESPP. It is therefore not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the 2024 ESPP.

Registration with the SEC

The Company intends to file a Registration Statement on Form S-8 relating to the issuance of shares under the 2024 ESPP with the SEC pursuant to the Securities Act after approval of the 2024 ESPP by our stockholders.

Summary of Material U.S. Federal Income Tax Considerations

The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the 2024 ESPP. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.

The rights of participants to make purchases under the 2024 ESPP are intended to qualify under the provisions of Section 423 of the Code. Assuming such qualification, no income will be taxable to a participant until the sale or other disposition of shares purchased under the 2024 ESPP. Upon such sale or disposition, the participant will generally be subject to tax in an amount that depends upon the holding period of such shares prior to disposing of them.

If the shares are sold or disposed of more than two years from the first day of the offering period during which the shares were purchased and more than one year from the date of purchase, or if the participant dies while holding the shares, the participant (or his or her estate) will recognize ordinary income generally measured as the lesser of (i) the excess of the fair market value of the shares at the time such sale or disposition over the purchase price of such shares or (ii) the excess of the fair market value of the shares at the time the option was granted over the purchase price. Any additional gain will be treated as long-term capital gain. If the shares are held for at least the holding periods described above but are sold for a price that is less than the purchase price, there will be no ordinary income and the difference will be a long-term capital loss. We will not be entitled to an income tax deduction with respect to the grant or exercise of a right to purchase our shares, or the sale of such shares by a participant, where such participant holds such shares for at least the holding periods described above.

Any sale or other disposition of shares before the expiration of the holding periods described above will be a “disqualifying disposition,” and the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price, and we will be entitled to an income tax deduction for such ordinary income. Any additional gain or loss on such sale or disposition will be a long-term or short-term capital gain or loss, depending on the holding period following the date the shares were purchased by the participant prior to such sale or disposition, and we will not be entitled to an income tax deduction for any such capital gain.

Required Vote and Board of Directors Recommendation

Vote Required

Approval of this proposal requires the vote of the holders of a majority of the shares present by virtual attendance or represented by proxy and entitled to vote on the matter at the Annual Meeting.

Our Board of Directors Recommends a Vote FOR the Approval of the 2024 ESPP.

Executive Officers

The following table sets forth, for our executive officers, their ages and position held with us as of the Record Date:

Name	Age	Principal Position
Jesse Shefferman	52	President, Chief Executive Officer and Director
Patrick Fabbio	56	Chief Financial Officer
Jacqueline Zummo, Ph.D.	43	Chief Scientific Operations Officer
Hannah Fry	34	Controller

Biographical information for Jesse Shefferman is included above with the director biographies under the caption “Information Regarding Director Nominees and Current Directors.”

Patrick Fabbio has served as our Chief Financial Officer since January 2023. Mr. Fabbio brings more than 30 years of experience in financial, operational and transactional leadership in both publicly traded and privately held life science and pharmaceutical companies. Prior to joining the Company, he served as President and Chief Financial Officer at Rafael Holdings, Inc., beginning in September 2021. Previously, Mr. Fabbio was Chief Financial Officer at WindMIL Therapeutics Inc. from March 2020 to July 2021 and Progenics Pharmaceuticals, Inc. from November 2015 to March 2020. Mr. Fabbio has also served as Chief Financial Officer of electroCore Medical, LLC, and Ikano Therapeutics, Inc., Vice President of Finance at NPS Pharmaceuticals, Inc., and Vice President of Finance, Innovation and Growth at Catalent Pharma Solutions, Inc. He also held roles in financial positions at Sanofi-Aventis U.S. LLC, UniPath Diagnostics Co., BioMatrix, Inc. and Coopers & Lybrand LLP. Mr. Fabbio has served as a board member of BeyondSpring Therapeutics, Inc. since 2018. Mr. Fabbio holds a B.B.A. in Accounting from Pace University and an M.B.A. in Finance from the Stern School of Business at New York University.

Jacqueline Zummo, Ph.D. has served as our Chief Scientific Operations Officer since January 2021 and previously served as our Senior Vice President, Research Operations since January 2020. Dr. Zummo joined Private ArTara in November 2017 and began serving as its Vice President, Clinical Research Medical Affairs, before serving as Vice President, Research Operations from March 2019 until the Merger. Prior to joining Private ArTara, Dr. Zummo served as Assistant Vice President, Medical Affairs at Vyera Pharmaceuticals, LLC, a privately held biopharmaceutical company, from November 2015 until September 2017. Dr. Zummo previously served as Medical Director at Alkermes, Inc. from 2012 until November 2015, Associate Director, Medical Affairs at Sunovion Pharmaceuticals Inc. from 2008 until 2012 and Senior Manager, Neuroscience Medical Affairs at Wyeth Pharmaceuticals Inc. from 2002 until 2008. Dr. Zummo earned her B.A. from Penn State University, her M.B.A. in healthcare marketing from Benedictine University, her M.P.H. in epidemiology from Benedictine University and her Ph.D. in global health sciences from Nova Southeastern University.

Hannah Fry has served as our Controller since July 2022. Ms. Fry joined the Company in April 2020 and, prior to her appointment as Controller, served in various roles reporting directly to the Chief Financial Officer of the Company, most recently as Senior Director, Assistant Controller. Prior to joining the Company, Ms. Fry worked in public accounting for over nine years, most recently with member firms of Deloitte Touche Tohmatsu Limited from 2014 to 2020, leading audits of complex publicly traded entities. Ms. Fry received her B.S. in Accountancy from the University of San Diego. She is a licensed Certified Public Accountant in the State of California.

Executive Compensation

For the year ended December 31, 2023, our named executive officers were:

•        our principal executive officer: Jesse Shefferman, our Chief Executive Officer;

•        the next two most highly compensated executive officers serving at the end of 2023: Patrick Fabbio, our Chief Financial Officer, and Jacqueline Zummo, Ph.D., our Chief Scientific Operations Officer.

2023 Summary Compensation Table

The following table shows for the fiscal years ended 2023 and 2022, compensation awarded to or paid to, or earned by, our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Jesse Shefferman	2023	607,882	—	154,926	736,124	341,351	65,849	1,906,132
President, Chief Executive Officer and Director	2022	587,622	—	291,870	1,377,367	460,103	63,934	2,780,896

Patrick Fabbio	2023	412,875	25,000	—	746,910	206,758	51,986	1,443,529
Chief Financial Officer

Jacqueline Zummo, Ph.D.	2023	432,446	—	60,098	285,592	200,625	61,087	1,039,848
Chief Scientific Operations Officer	2022	417,835	—	97,290	460,752	264,150	61,691	1,301,718

____________

(1)      This column reflects the one-time signing bonus paid to Mr. Fabbio in February 2023 in connection with entering into his employment agreement.

(2)      This column reflects the aggregate grant date fair value of stock awards granted during 2023 and 2022, as applicable, computed in accordance with Financial Accounting Standard Board (“FASB”) Accounting Standards Codification Topic 718 for stock-based compensation transactions (“ASC 718”). Assumptions used in the calculation of these amounts are included in the notes to our audited consolidated financial statements included in the Annual Report. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock awards or the sale of the common stock underlying such stock awards.

(3)      This column reflects the aggregate grant date fair value of the option awards granted during 2023 and 2022, as applicable, computed in accordance with FASB ASC 718. Assumptions used in the calculation of these amounts are included in the notes to our audited consolidated financial statements included in the Annual Report. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(4)      This column reflects the annual performance-based bonuses earned in 2023 and paid in 2024 upon approval of our board of directors.

(5)      This column reflects life insurance premiums, health insurance premiums, disability insurance, 401(k) matching contributions paid by us on behalf of each named executive officer. These benefits are provided to the named executive officers on the same terms as provided to all of our regular full-time employees in the United States. Amounts for 2023 include life insurance premiums of $976, $436, and $627 for Mr. Shefferman, Mr. Fabbio, and Dr. Zummo respectively; health insurance premiums of $50,801, $38,162, and $50,063 for Mr. Shefferman, Mr. Fabbio, and Dr. Zummo respectively; short-term disability insurance premiums of $404, $370, and $404 for Mr. Shefferman, Mr. Fabbio, and Dr. Zummo respectively; long-term disability insurance premiums of $468, $429, and $468 for Mr. Shefferman, Mr. Fabbio and Dr. Zummo respectively; and 401(k) matching contributions of $13,200, $12,589, and $9,525 for Mr. Shefferman, Mr. Fabbio, and Dr. Zummo, respectively.

Annual Base Salary

The compensation of our named executive officers is generally determined and approved by our board of directors, based on the recommendation of the compensation committee of our board of directors. As a result of payroll processes, the actual base salaries paid for the fiscal year may vary from those shown below. The 2023 base salaries that became effective as of January 1, 2023 (or, in the case of Mr. Fabbio, that became effective January 30, 2023) were as follows:

NAME	2023 BASE SALARY ($)
Jesse Shefferman	605,500
Patrick Fabbio(1)	445,000
Jacqueline Zummo, Ph.D.	431,802

____________

(1)      Mr. Fabbio was hired effective January 30, 2023.

Bonus Opportunity

In addition to base salaries, our named executive officers are eligible to receive annual performance-based cash bonuses, which are designed to provide appropriate incentives to our executives to achieve defined annual performance goals and to reward our executives for individual achievement towards these goals. The annual performance-based bonus each named executive officer is eligible to receive is largely (and, in the case of our Chief Executive Officer, entirely) based on the extent to which we achieve the corporate goals that our compensation committee or our board of directors establishes each year. For each of Mr. Fabbio and Dr. Zummo, the target bonus included an individual performance goal accounting for 10% of his or her target bonus amount. At the end of the year, our compensation committee and our board of directors reviewed the corporate goals, determined achievement levels and approved the actual bonus payout to be awarded to each of our named executive officers.

For 2023, the target bonus for Mr. Shefferman was 55% of his base salary and for Mr. Fabbio and Dr. Zummo the target bonus was 45% of their respective base salaries. Our corporate performance objectives for 2023, as established by our board of directors, included achievement of certain non-clinical and clinical development milestones, as well as individual performance goals. In January 2024, our board of directors approved a 102.5% overall achievement level of our 2023 corporate goals and awarded payouts of bonuses in accordance therewith to our named executive officers. The bonus approved for Mr. Shefferman was based entirely on the achievement of the corporate goals. The bonuses approved for each of Mr. Fabbio and Dr. Zummo also reflected individual goal achievement levels of 110% for both persons. The 2023 amounts reflected as Non-Equity Incentive Plan Compensation in the Summary Compensation Table for our named executive officers reflect bonuses earned for 2023 performance.

Equity-Based Incentive Awards

We believe that our ability to grant equity-based awards is a valuable and necessary compensation tool that aligns the long-term financial interests of our employees, consultants and directors with the financial interests of our stockholders. In addition, we believe that our ability to grant equity-based awards helps us to attract, retain and motivate employees, consultants and directors, and encourages them to devote their best efforts to our business and financial success. Our compensation committee or our board of directors approves equity grants. Vesting of equity awards is generally tied to continuous service with us and serves as an additional retention measure. Our executives generally are awarded an initial new hire grant upon commencement of employment. Additional grants may occur periodically in order to specifically incentivize executives with respect to achieving certain corporate goals or to reward executives for exceptional performance.

Prior to the Merger, Private ArTara issued equity awards pursuant to the ArTara Subsidiary, Inc. 2017 Equity Incentive Plan (the “Private ArTara Plan”), which we assumed upon the closing of the Merger. Following the Merger, we have granted all equity awards pursuant to our 2014 Plan and the Inducement Plan. The terms of the Private ArTara Plan, the 2014 Plan and the Inducement Plan are described below under “— Equity Benefit Plans.” All options are granted with a per share exercise price equal to no less than the fair market value of a share of our common stock on the date of the grant of such award. Generally, our stock option awards vest over a four-year period and our restricted stock unit (“RSU”) awards vest over a three-year period, in either case subject to the holder’s continuous service to us.

In January 2023, in connection with the Company’s annual equity grant process, our board of directors granted the following options to our named executive officers: Mr. Shefferman was granted an option to purchase 307,500 shares of common stock and Dr. Zummo was granted an option to purchase 119,300 shares of common stock. Additionally, in January 2023, our board of directors made a new hire grant under the 2020 Inducement Plan to Mr. Fabbio in the form of an option to purchase 300,000 shares of common stock. The options granted to Mr. Shefferman and Dr. Zummo had an exercise price of $3.02 per share, and the options granted to Mr. Fabbio had an exercise price of $3.14 per share (reflecting the different grant date for Mr. Fabbio’s options). Each grant vests as follows: 25% of the shares vest on the one-year anniversary of the grant date, and 1/48th of the shares vest monthly thereafter over the next three years, subject to optionee’s continuous service with us as of each such date. In January 2023, our board of directors also granted the following RSU awards to our named executive officers: Mr. Shefferman was granted 51,300 RSUs and Dr. Zummo was granted 19,900 RSUs. Each RSU grant vests over three years, in equal annual installments on the first, second and third anniversaries of the grant date.

Outstanding Equity Awards as of December 31, 2023

The following table sets forth certain information regarding outstanding equity awards granted to our named executive officers that remain outstanding as of December 31, 2023.

		Option Awards(1)				Stock Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)(2)	Number of Securities Underlying Unexercised Options Unexercisable (#)(3)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)
Jesse Shefferman	1/10/2020	108,933	2,317	30.00	1/9/2030
	1/10/2020	—	—	—	—	12,500	$23,438
	7/10/2020	95,026	16,224	27.42	7/9/2030
	1/19/2021	147,291	54,709	19.82	1/18/2031
	1/03/2022	121,468	132,032	6.90	1/2/2032
	1/03/2022	—	—	—	—	28,199	52,873
	1/19/2023	—	307,500	3.02	1/18/2033
	1/19/2023	—	—	—	—	51,300	96,188

Patrick Fabbio	1/30/2023	—	300,000	3.14	1/29/2033

Jacqueline Zummo, Ph.D.	(6)	19,075	—	9.18	7/11/2028
	(7)	9,537	—	9.18	12/3/2028
	(8)	9,537	—	9.18	9/16/2029
	1/10/2020	—	—	—	—	11,375	21,328
	1/19/2021	54,687	20,313	19.82	1/18/2031
	1/3/2022	40,633	44,167	6.90	1/2/2032
	1/3/2022	—	—	—	—	9,399	17,623
	1/19/2023	—	119,300	3.02	1/18/2033
	1/19/2023	—	—	—	—	19,900	37,313

____________

(1)      Option awards and RSU awards granted before the Merger were granted under the Private ArTara Plan. The remaining option awards and RSU awards were granted under the 2014 Plan with the exception of Mr. Fabbio’s granted on January 30, 2023, which was granted under the 2020 Inducement Plan. The terms of such plans and the related award agreements are described below under “— Equity Benefit Plans.”

(2)      This column represents the number of shares under the option awards that have vested. Unless otherwise noted, all of the option awards vest as follows: 25% of the shares vest on the one-year anniversary of the grant date, and 1/48th of the shares vest monthly thereafter, subject to the holder’s continuous service with us as of each such date.

(3)      This column represents the number of shares under the option awards that have not vested.

(4)      Unless otherwise noted, all of the RSU awards issued in 2020 vest as follows: 25% of the shares vest on the one-, two-, three- and four-year anniversary of the grant date, respectively subject to the awardee’s continuous service with us as of each such date. All of the RSU awards issued in 2022 and 2023 vest as follows: 33.3% of the shares vest on the first, second and third anniversaries of the grant date, respectively, subject to the awardee’s continuous service with us as of each such date.

(5)      The market value of stock awards that have not yet vested is calculated based on the closing price of our common stock on December 29, 2023, the last trading day of 2023, of $1.875.

(6)      The share numbers and exercise prices reflected are those of options deemed to have been issued to the executive upon completion of the Merger in January 2020. These options were deemed to have been issued upon completion of the Merger in exchange for options to purchase 100,000 shares of Private ArTara common stock, which would have vested monthly over four years following August 1, 2018, at an exercise price of $1.75 per share awarded to the executive by Private ArTara in 2018.

(7)      The share numbers and exercise prices reflected in this column are those underlying options deemed to have been issued to Dr. Zummo upon completion of the Merger in January 2020 in exchange for options to purchase 50,000 shares of Private ArTara common stock, which would have vested monthly over four years following January 1, 2019, at an exercise price of $1.75 per share awarded to Dr. Zummo by Private ArTara in 2018.

(8)      The share numbers and exercise prices reflected in this column are those of options deemed to have been issued to Dr. Zummo upon completion of the Merger in January 2020. These options were deemed to have been issued upon completion of the Merger in exchange for options to purchase 50,000 shares of Private ArTara common stock, of which 22,000 (44%) of the shares vested immediately upon the date of grant, with the remaining 28,000 shares which would have vested monthly in 27 approximately equal monthly increments following September 17, 2019, at an exercise price of $1.75 per share awarded to the executive by Private ArTara in 2019.

Agreements with our Named Executive Officers

Below are descriptions of our employment agreements with our named executive officers. Each of our executive officers’ employment is at will and may be terminated by us at any time. Any potential payments and benefits due upon a qualifying termination of employment or a change in control are also described below under “— Potential Payments Upon Termination or Change in Control.”

Jesse Shefferman

On November 5, 2019, we entered into, and subsequently amended on December 4, 2019, an employment agreement with Mr. Shefferman, pursuant to which Mr. Shefferman was appointed our President and Chief Executive Officers effective upon the closing of the Merger on January 9, 2020. Under the terms of the employment agreement, as amended, supplemented or modified from time to time, Mr. Shefferman was initially entitled to an annual base salary of $365,000 per year and an annual discretionary bonus equal to 35% of his annual base salary for the period of employment prior to the closing of the Merger. After the closing of the Merger, Mr. Shefferman was entitled to an annual base salary of $510,000 per year (most recently increased to $605,500 for 2023), an annual discretionary bonus equal to 50% of his annual base salary (subsequently increased to 55% of his annual base salary for 2023), a grant of options equal to the greater of 225,000 shares or the number of shares equal to 9.0% of the Company’s fully-diluted, pro-forma shares as of the closing date, that will vest over four years, with the first 25% vesting on the first anniversary of the grant date and the remainder vesting monthly over the remainder of the 36 month vesting period, and a special bonus of $100,000 upon success close of a capital raise totaling $20,000,000 in the Company. Mr. Shefferman is also eligible to participate in our benefits program (as defined below under “— Perquisites Health, Welfare and Retirement Benefits”) including our 401(k) plan (as described below under “— 401(k) Plan) and to receive equity awards under the plans in effect from time to time.

Patrick Fabbio

On January 5, 2023, we entered into, and subsequently amended and restated on June 1, 2023, an employment agreement with Mr. Fabbio. Under the terms of the employment agreement, as amended, supplemented or modified from time to time, Mr. Fabbio is entitled to a base salary of $445,000 (most recently increased to $462,800 for 2024), an annual discretionary bonus equal to 45% of his annual base salary, a one-time signing bonus of $25,000 and a grant of options to purchase 300,000 shares of common stock that will vest over four years, with the first 25% vesting on the first anniversary of the grant date and the remainder vesting monthly over the remaining 36 months of the vesting period. Mr. Fabbio is also eligible to participate in our benefit programs and to receive equity awards (beginning in 2024) under the plans in effect from time to time.

Jacqueline Zummo, Ph.D.

On December 17, 2019, we entered into an employment agreement with Dr. Zummo. Under the terms of the employment agreement, as amended, supplemented or modified from time to time, Dr. Zummo was initially entitled to an annual base salary of $305,000 per year and an annual discretionary bonus equal to 25% of her annual base salary for the period of employment prior to the closing of the Merger. After the closing of the Merger, Dr. Zummo was entitled to an annual base salary of $325,000 per year (most recently increased to $431,802 for 2023), a discretionary bonus equal to 30% of her annual base salary (subsequently increased to 45% of her annual base salary for 2023) and a grant of options equal to the greater of 45,500 or the number of shares equal to 1.0% of the Company’s fully-diluted, pro-forma shares as of the closing date, that will vest over four years, with the first 25% vesting on the first anniversary of the grant date and vesting monthly over the remainder of the 36 month vesting period. Dr. Zummo is also eligible to participate in our benefit programs and to receive equity awards under the plans in effect from time to time. Dr. Zummo and the Company also entered into a letter agreement effective as of January 25, 2024 pursuant to which Dr. Zummo received a cash retention award of $150,000, which she is required to repay to the Company in the event of her voluntary termination of her employment with the Company or her termination for cause (as such term is defined in her employment agreement) on or before April 30, 2025, net of taxes withheld, within 30 days of such termination.

Potential Payments Upon Termination or Change in Control

Under the terms of the employment agreements with each of our named executive officers described above, either we or the executive may terminate the executive’s employment at any time. Each of our named executive officers is eligible, under the terms of his or her employment agreement to receive, in exchange for a release of claims, severance benefits upon termination of employment whether by us, without cause, or by the executive for good reason, with additional severance benefits provided in the event the termination is in connection with a change in control. In addition, the terms of equity awards granted to our named executive officers are subject to the terms of our equity plan and award agreements thereunder, which include accelerated vesting provisions upon certain change in control transactions. We do not provide any excise tax gross-ups or change-in-control benefits.

Jesse Shefferman

Mr. Shefferman’s employment agreement provides that upon written notice, either party may terminate the employment arrangement with or without cause (as defined in his employment agreement). The agreement provides that if we terminate Mr. Shefferman’s employment without cause or if Mr. Shefferman resigns for good reason (as defined in his employment agreement), then Mr. Shefferman will be eligible to receive (i) any unpaid base salary through the effective date of termination, (ii) his base salary for a period of 18 months paid in a lump sum, (iii) a one-time lump sum payment equal to 12 months of his bonus at 100% of target, (iv) reimbursement of all unpaid business expenses for which he is entitled, (v) reimbursement of premium costs under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) for the same level of coverage he had during employment for 12 months, (vi) pro-rata vesting of any outstanding equity awards to the extent Mr. Shefferman is not employed through the one-year anniversary of the applicable grant date of such outstanding equity awards and (vii) any unused and accrued vacation. The severance benefits described in the foregoing sentence are, in each case, subject to Mr. Shefferman’s compliance with continuing obligations to the Company and his execution of a general release in favor of the Company. In addition to the foregoing, if Mr. Shefferman is terminated for other than cause, death or disability during the twelve months following a change in control of the Company, Mr. Shefferman will be entitled to acceleration of 100% of his then unvested outstanding equity awards.

Patrick Fabbio

Mr. Fabbio’s employment agreement provides that upon written notice, either party may terminate the employment arrangement with or without cause (as defined in his employment agreement). The agreement provides that if we terminate Mr. Fabbio’s employment without cause or if Mr. Fabbio resigns for good reason (as defined in his employment agreement), then Mr. Fabbio will be eligible to receive (i) any unpaid base salary through the effective date of termination, (ii) his base salary for a period of nine months paid in a lump sum, (iii) a one-time lump sum payment equal to his annual bonus at target, (iv) reimbursement of all unpaid business expenses for which he is entitled, (v) reimbursement of any healthcare premium costs for nine months, at the same level of coverage as he had during employment and (vii) any unused and accrued vacation. The severance benefits described in the foregoing sentence are, in each case, subject to Mr. Fabbio’s compliance with continuing obligations to the Company and his execution of a general release in favor of the Company. In addition to the foregoing, if Mr. Fabbio is terminated for other than cause, death or disability during the twelve months following a change in control of the Company, Mr. Fabbio will be entitled to acceleration of 100% of his then unvested outstanding equity awards and a lump sum severance payment equal to twelve months of his base salary (in lieu on (ii) above).

Jacqueline Zummo, Ph.D.

Dr. Zummo’s employment agreement provides that upon written notice, either party may terminate the employment arrangement with or without cause (as defined in her employment agreement). The agreement provides that if we terminate Dr. Zummo’s employment without cause or if Dr. Zummo resigns for good reason (as defined in her employment agreement), then Dr. Zummo will be eligible to receive (i) any unpaid base salary through the effective date of termination, (ii) her base salary for a period of nine months paid in a lump sum, (iii) a one-time lump sum payment equal to nine months of her bonus at target, (iv) reimbursement of all business expenses for which she is entitled, (v) reimbursement of any healthcare premium costs for nine months, at the same level of coverage as she had during employment, (vi) pro-rata vesting of any outstanding equity awards to the extent Dr. Zummo is not employed through the one-year anniversary of the applicable grant date of such outstanding equity awards and (vii) any unused and accrued vacation. The severance benefits described in the foregoing sentence are, in each case, subject to Dr. Zummo’s compliance with continuing obligations to the Company and her execution of a general release in favor of the Company. In addition to the foregoing, if Dr. Zummo is terminated for other than cause, death or disability during the eighteen months following a change in control of the Company, Dr. Zummo will be entitled to acceleration of 100% of her then unvested outstanding equity awards.

Perquisites Health, Welfare and Retirement Benefits

All of our current named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, life, disability and accidental death and dismemberment insurance plans and vacation benefits (our “benefits program”), in each case on the same basis as all of our other employees. We pay the premiums for the life, disability, accidental death and dismemberment insurance for all of our employees, including our named executive officers. In addition, we provide a 401(k) plan to our employees, including our named executive officers, as discussed in the section below entitled “401(k) Plan.”

401(k) Plan

In February 2020, we established a safe harbor 401(k) plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation up to certain Code limits, which are updated annually. We have the ability to make matching contributions, up to a maximum of 4% of each employee’s annual salary, to the 401(k) plan. The 401(k) plan is intended to be qualified under Section 401(a) of the Code, with the related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made, and contributions and earnings on those amounts are not generally taxable to the employees until withdrawn or distributed from the 401(k) plan.

Nonqualified Deferred Compensation

None of our named executive officers participate in or have account balances in nonqualified defined contribution plans or other nonqualified deferred compensation plans maintained by us. Our board of directors may elect to provide our officers and other employees with nonqualified defined contribution or other nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.

Clawback Policy

On October 30, 2023, the Company adopted a clawback policy (the “Clawback Policy”) that was established in accordance with the listing requirement of Nasdaq to provide for the recovery or “clawback” of certain erroneously awarded incentive-based compensation in the event that the Company is required to prepare an accounting restatement. The clawback policy became effective December 1, 2023 and applies to incentive-based compensation received by current and former executive officers of the Company during the three fiscal years preceding an accounting restatement and after the effective date of the Nasdaq listing requirement, which was October 2, 2023.

Equity Benefit Plans

The principal features of our equity plans are summarized below. These summaries are qualified in their entirety by reference to the actual text of the plans, which are filed as exhibits to the Annual Report and incorporated herein by reference. If each of the 2024 Plan and the 2024 ESPP Plan are approved, they will take effect as of the date of stockholder approval. For more information on the 2024 Plan and 2024 ESPP, see “Proposal 4 — Approval of the 2024 Equity Incentive Plan” and “Proposal 5 — Approval of the 2024 Employee Stock Purchase Plan.”

2020 Inducement Plan

The compensation committee of our board of directors adopted the Inducement Plan in March 2020. The Inducement Plan was adopted without stockholder approval pursuant to Rule 5635(c) of the Nasdaq listing rules. The Inducement Plan provides for the grant of nonstatutory stock options, stock appreciation rights, restricted stock awards, and restricted stock unit awards.

Stock awards granted under the Inducement Plan may only be made to individuals who did not previously serve as employees or non-employee directors of the Company or an affiliate of the Company (or following such individuals’ bona fide period of non-employment with the Company or an affiliate of the Company), as an inducement material to the individuals’ entering into employment with the Company or an affiliate of the Company or in a manner otherwise permitted by Rule 5635(c) of the Nasdaq listing rules. In addition, stock awards must be approved by either a majority of the Company’s “independent directors” (as such term is defined in Rule 5605(a)(2) of the Nasdaq listing rules) or the compensation committee, provided such committee comprises solely independent directors. The terms of the Inducement Plan are otherwise substantially similar to our 2014 Plan (including with respect to the treatment of stock awards upon corporate transactions involving us or certain changes in our capitalization), except stock awards granted under the Inducement Plan may not be repriced without stockholder approval.

The maximum number of shares of our common stock that may be issued under the Inducement Plan is 600,000 shares. Shares subject to stock awards granted under the Inducement Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, do not reduce the number of shares available for issuance under the Inducement Plan. Additionally, shares become available for future grant under the Inducement Plan if they were issued under stock awards granted under the Inducement Plan and we repurchase or reacquire them or they are forfeited. This includes shares used to pay the exercise price of a stock award or to satisfy the tax withholding obligations related to a stock award.

2014 Equity Incentive Plan

The following is a summary of the material terms of the 2014 Plan, which first became effective on August 21, 2014 and was amended as of January 1, 2020.

The 2014 Plan provides for the grant of incentive stock options and nonstatutory stock options, stock appreciation rights, restricted stock and restricted stock unit awards, performance units, stock grants and performance-based awards to our directors, officers and other employees as well as others performing consulting or advisory services for us (incentive stock options may only be awarded to employees).

Administration

Under its terms, the 2014 Plan is administered by the compensation committee of the board of directors, which is made up of independent outside non-employee directors for the purposes of applicable securities and tax laws. The board of directors itself may also exercise any of the powers and responsibilities under the 2014 Plan. Subject to the terms of the 2014 Plan, the plan administrator (the board or its compensation committee) will select the recipients of awards and determine, among other things, the:

•        number of shares of common stock covered by the awards and the dates upon which such awards become exercisable or any restrictions lapse, as applicable;

•        type of award and the exercise or purchase price and method of payment for each such award;

•        vesting period for awards, risks of forfeiture and any potential acceleration of vesting or lapses in risks of forfeiture; and

•        duration of awards.

Stock options are generally granted with an exercise price equal to the fair market value of our common stock on the date of grant, vest at the rate specified by the plan administrator (often over a four-year period) and may have a term up to a maximum of 10 years. The exercise price for a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Unless the terms of an optionee’s stock option agreement provides otherwise, if an optionee’s service relationship with us, or any of our affiliates, ceases for any reason other than disability, death or cause, the optionee may generally exercise any vested options for a period of 90 days following the cessation of service. In no event may an option be exercised beyond the expiration of its term.

Restricted stock unit awards vest at the rate specified by the plan administrator (often over a three-year period). Unless the terms of an awardee’s restricted stock unit award agreement provides otherwise, if such awardee’s service relationship with us, or any of our affiliates, ceases for any reason, such award shall be forfeited.

Transactions

In the event of a transaction, including (i) any merger or consolidation, (ii) any sale or exchange of all of the common stock, (iii) any sale, transfer or other disposition of all or substantially all of our assets, or (iv) any liquidation or dissolution, the compensation committee may, with respect to all or any outstanding stock awards, (1) provide that such awards will be assumed, or substantially equivalent rights shall be provided in substitution therefore, (2) provide that the recipient’s unexercised awards will terminate immediately prior to the consummation of such transaction unless exercised within a specified period following written notice to the recipient, (3) provide that all or any awards that are subject to a “risk of forfeiture” (as defined in the 2014 Plan) will terminate immediately prior to the consummation of a transaction, (4) provide that outstanding awards shall accelerate and become exercisable in whole or in part prior to or upon the transaction, (5) provide that any awards subject to a risk of forfeiture will accelerate such that the risk of forfeiture otherwise applicable to the options will expire prior to or upon the transaction, (6) provide for cash payments, net of applicable tax withholdings, to be made to the recipients, (7) provide that, in connection with a liquidation or dissolution, awards shall convert into the right to receive liquidation proceeds net of the exercise price of the awards and any applicable tax withholdings, or (8) any combination of the foregoing. With respect to outstanding awards other than stock options or stock appreciation rights that are not terminated prior to or upon the transaction, upon the occurrence of a transaction other than a liquidation or dissolution of the Company which is not part of another form of transaction, the repurchase and other rights under each such award will transfer to our successor. Any determinations required to carry out any of the foregoing will be made by the compensation committee in its sole discretion.

Change of Control

Upon the occurrence of a change of control, to the extent that the surviving entity declines to continue, convert, assume or replace outstanding awards, then all outstanding stock options will accelerate with respect to such percentage of the shares not then exercisable as is determined by the compensation committee, the risk of forfeiture applicable to all outstanding restricted stock and restricted stock units not based on achievement of performance goals will lapse with respect to such percentage of the restricted stock and restricted stock units still subject to such risk of forfeiture as is determined by the compensation committee, and such percentage of any outstanding awards of performance units will be deemed to have been satisfied as is determined by the compensation committee. In each case, a pro rata portion of each unvested award will be vested.

A change of control is defined as the occurrence of any of the following: (1) a transaction, as described above, unless securities possessing more than 50% of the total combined voting power of the resulting entity or ultimate parent entity are held by a person who held securities possessing more than 50% of our total combined voting power immediately prior to the transaction; (2) any person or group of persons, excluding and certain other related entities, directly or indirectly acquires beneficial ownership of securities possessing more than 50% of our total combined voting power, unless pursuant to a tender or exchange offer that our board of directors recommends stockholders accept; (3) over a period of 36 consecutive months or less, there is a change in the composition of our board such that a majority of the board members ceases to be composed of individuals who either (i) have been board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as board members during such period by at least a majority of the remaining board members who have been board members continuously since the beginning of that period; (4) a majority of the Board votes in favor of a decision that a Change of Control has occurred.

Amendment and Termination

Our board of directors may at any time amend any or all of the provisions of the 2014 Equity Incentive Plan, or suspend or terminate it entirely, retroactively or otherwise. Unless otherwise required by law or specifically provided in the 2014 Equity Incentive Plan, the rights of a participant under awards granted prior to any amendment, suspension or termination may not be adversely affected without the consent of the participant.

ArTara Subsidiary, Inc. 2017 Equity Incentive Plan

In connection with the Merger, we assumed all of the outstanding equity awards of Private ArTara. The Private ArTara board of directors and their stockholders approved the Private ArTara Plan in August 2017. The Private ArTara Plan was subsequently amended by the Private ArTara board of directors and stockholders, most recently in November 2017. Our board of directors, or a duly authorized committee thereof, has the authority to administer the Private ArTara Plan. The plan administrator has the authority to modify or amend outstanding awards under our Private ArTara Plan. No additional awards will be made under the Private ArTara Plan.

Stock Options

Stock options were granted pursuant to stock option agreements adopted by the plan administrator. The board determined the material terms of the stock options granted under the Private ArTara Plan, including the exercise price for a stock option (provided that the exercise price of a stock option generally could not be less than 100% of the fair market value of our common stock on the date of grant), the vesting and exercisability of the stock options and the term of stock options (up to a maximum of 10 years). Unless the terms of a holder’s stock option agreement provide otherwise or as specified by the board after grant, if a holder’s service relationship with us, or any of our affiliates, ceases for any reason other than disability, death or cause, the holder may generally exercise any vested stock options for a period of three months following the cessation of service. If a holder’s service relationship with us or any of our affiliates ceases due to disability or death, or a holder dies within a certain period following cessation of service, unless specified by the board after grant, the holder or a beneficiary may generally exercise any vested stock options for a period of 12 months. In the event of a termination for cause, stock options generally terminate immediately upon the termination of the individual for cause. In no event may an option be exercised beyond the expiration of its term.

Restricted Stock Units

Restricted stock units generally stop vesting upon the holder’s termination of service with us and any unvested restricted stock units are forfeited, unless otherwise provided in an agreement with the holder.

Change in Control

Unless otherwise provided in a stock award agreement or other written agreement between us and a participant, in the event of a change in control, the plan administrator has the discretion to take any of the following actions with respect to stock awards:

•        cause any or all outstanding awards to become vested and immediately exercisable (as applicable), in whole or in part;

•        cause any outstanding option to become fully vested and immediately exercisable for a reasonable period in advance of the change in control and, to the extent not exercised prior to that change in control, cancel that option upon closing of the change in control;

•        cancel any unvested award or unvested portion thereof, with or without consideration;

•        cancel any option in exchange for a substitute award;

•        cancel any restricted stock, restricted stock unit or stock appreciation right in exchange for restricted shares, restricted stock units or stock appreciation rights with respect to the capital stock of any successor corporation or its parent;

•        redeem any restricted stock or restricted stock unit for cash and/or other substitute consideration with value equal to the fair market value on the date of the change in control;

•        cancel any SAR in exchange for cash and/or other substitute consideration, or without any payment of consideration therefor; and

•        cancel any option in exchange for cash and/or other substitute consideration, or without any payment of consideration therefor.

Under the Private ArTara Plan, a change of control is generally defined as the occurrence of any of the following, in one transaction or a series of related transactions: (i) any person or entity acquiring securities of the Company representing more than 50% of the voting power of the company’s then outstanding securities; (ii) a consolidation, share exchange, reorganization or merger of the company resulting in the stockholders of the company immediately prior to such event not owning at least a majority of the voting power of the resulting entity’s securities outstanding immediately following such event; (iii) the sale or other disposition of all or substantially all the assets of the company; (iv) a liquidation or dissolution of the company; or (v) any similar event deemed by the Board to constitute a change in control for purposes of the Private ArTara Plan.

2014 Employee Stock Purchase Plan

In October 2014, we adopted our 2014 ESPP. The 2014 ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Under the 2014 ESPP, our employees, including our named executive officers, have the opportunity to purchase shares of our common stock at a discount to market value. Pursuant to the 2014 ESPP, each eligible employee, including each eligible named executive officer, may allocate up to 15% of the participant’s earnings to purchase our stock at a price per share that is at least the lesser of (i) 85% of the fair market value of a share of our common stock on the first trading date of an offering or (ii) 85% of the fair market value of a share of our common stock on the date of purchase, subject to the terms of the 2014 ESPP and to the Code.

Pay Versus Performance

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Act, we are providing the following disclosure regarding the relationship between executive compensation and certain financial performance measures of the Company. As we are permitted to report as a “smaller reporting company” as defined under the U.S. federal securities laws, we have not included a tabular list of financial performance measures, and the table below does not include a column for a “Company — Selected Measure” as defined in Item 402(v) of Regulation S-K.

Pay Versus Performance Table

The following table shows the past two fiscal years’ total compensation for our named executive officers as set forth in the Summary Compensation Table, the compensation actually paid to our named executive officers (as determined under SEC rules, “Compensation Actually Paid”), our total shareholder return (“TSR”) and our net income.

SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine Compensation Actually Paid as reported in the Pay Versus Performance Table. Compensation Actually Paid does not necessarily represent compensation actually earned, realized or received by the applicable named executive officer, but rather is a valuation calculated under applicable SEC rules by adjusting the Summary Compensation Table totals for the applicable year as described in the footnotes to the Pay Versus Performance Table.

Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(2) ($)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(3) ($)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(4) ($)	Net Income (Loss) (millions)(5) ($)
2023	1,906,132	1,272,679	1,241,689	958,775	7.74	(40.4)
2022	2,780,896	1,014,561	1,286,977	730,748	11.07	(66.0)
2021	4,068,661	(2,164,421)	1,768,542	(144,544)	27.88	(47.3)

____________

(1)      Mr. Shefferman was our principal executive officer (“PEO”) for each of the 2023, 2022 and 2021 fiscal years.

(2)      Compensation Actually Paid to our PEO was calculated in accordance with Item 402(v) of Regulation S-K by deducting and adding from the Summary Compensation Table totals as shown below:

Year	Reported Summary Compensation Table Total for PEO ($)	Less: Reported Value of Equity Awards(a) ($)	Equity Award Adjustments						Compensation Actually Paid to PEO ($)
			Plus: Year End Fair Value of Equity Awards Granted in the Year that are Unvested at Year End ($)	Plus: Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that are Unvested at Year End ($)	Plus: Fair Value of Equity Awards that were Granted and Vested in the Same Year at Vesting Date ($)	Plus: Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Less: Year End Fair Value of Equity Awards Granted in Prior Years that Failed to Meet Vesting Conditions ($)	Plus: Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)
2023	1,906,132	(891,050)	515,157	(186,258)	—	(71,302)	—	—	1,272,679
2022	2,780,896	(1,669,237)	567,002	(447,678)	—	(216,422)	—	—	1,014,561
2021	4,068,661	(3,111,830)	685,952	(2,598,026)	—	(1,209,178)	—	—	(2,164,421)

____________

(a)      The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(3)      For the 2023 fiscal year, our Non-PEO NEOs were: Patrick Fabbio and Jacqueline Zummo, Ph.D. For the 2022 fiscal year, our Non-PEO NEOs were: Jathin Bandari, M.D. and Jacqueline Zummo, Ph.D. Additionally for the 2022 fiscal year, Blaine Davis, a former executive who would have been one of our next two most highly compensated executive officers but for his separation, is included. For the 2021 fiscal year, our Non-PEO NEOs were: Blaine Davis and Jacqueline Zummo, Ph.D. Compensation Actually Paid to our Non-PEO NEOs was calculated in accordance with Item 402(v) of Regulation S-K by deducting and adding from the Summary Compensation Table totals as shown below:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Less: Reported Value of Equity Awards(b) ($)	Equity Award Adjustments(a)						Average Compensation Actually Paid to Non-PEO NEOs ($)
			Plus: Year End Fair Value of Equity Awards Granted in the Year that are Unvested at Year End ($)	Plus: Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that are Unvested at Year End ($)	Plus: Fair Value of Equity Awards that were Granted and Vested in the Same Year at Vesting Date ($)	Plus: Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Less: Year End Fair Value of Equity Awards Granted in Prior Years that Failed to Meet Vesting Conditions ($)	Plus: Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)
2023	1,241,689	(546,300)	302,879	(32,834)	—	(6,659)	—	—	958,775
2022	1,286,977	(533,726)	124,525	(82,913)	22,254	(52,326)	(34,043)	—	730,748
2021	1,768,542	(1,155,383)	254,685	(697,653)	—	(314,735)	—	—	(144,544)

____________

(a)      Jathin Bandari, M.D. was appointed as an executive officer in January 2022 and only became an NEO in the 2022 fiscal year. As such, the calculation of the Compensation Actually Paid to Non-PEO NEOs includes the change in value of equity awards held by Dr. Bandari during his tenure as an NEO.

(b)      The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(4)      The values disclosed in this TSR column represent the value at year-end, for each noted year, of an initial fixed investment of $100 made on December 31, 2020.

(5)      The dollar amounts reported represent the amount of net income (loss) reflected in our audited consolidated financial statements included in the Annual Report for the applicable year.

Relationships Between Executive Compensation Actually Paid and the Company’s Financial Performance Measures

Relationship Between Compensation Actually Paid and Net Income (Loss)

We are a clinical-stage biopharmaceutical company with a limited operating history. As a pre-commercial company, our expenses and results of operations have fluctuated from year to year and we expect to incur significant expenses and increasing operating losses as we continue to develop and seek approvals for our product candidates and begin the commercialization for any approved products. Consequently, we did not have any revenue during the periods presented and as a result, our Company has not historically used net income (loss) as a performance measure for our executive compensation program.

As displayed in our Pay Versus Performance Table, from 2021 to 2022, our net loss increased and the Compensation Actually Paid our PEO and Non-PEO NEOs also increased between those years. From 2022 to 2023, our net loss decreased while the compensation actually paid increased. This does not reflect a change in our compensation practices but is rather a function of a larger decrease in the value of our stock price in 2021 versus 2022 and 2023. A portion of the Compensation Actually Paid to our PEO and Non-PEO NEOs are performance-based awards, as described under “— Bonus Opportunity” which is based on achievement against pre-established metrics relating to the development of our non-clinical programs, ongoing trials and development path of our product candidates. While our PEO and Non-PEO NEOs successfully achieved the corporate goals, resulting in a higher Compensation Actually Paid each consecutive year from 2021 through 2023, our net loss fluctuated, increasing from 2021 to 2022, resultant of a one-time non-cash goodwill impairment charge in 2022, and then subsequently decreasing from 2022 to 2023.

Additionally, we award grants of options and time-based RSUs to our employees, including our PEO and non-PEO NEOs. Due to the decline in our stock price from approximately $24.21 at the end of fiscal year 2020 to $6.75 at the end of fiscal year 2021, the value of our option and stock awards also decreased resulting in a negative Compensation Actually Paid for 2021. Although our stock price declined again from 2021 to 2022 (from $6.75 on December 31, 2021 to $2.68 on December 30, 2022), the decrease in value was less significant in 2022, therefore the Compensation Actually Paid for 2022 resulted in a positive number. The trend of a less significant change in value continued from 2022 to 2023 (from $2.68 on December 31, 2022 to $1.88 on December 29, 2023), resulting in an increase of the Compensation Actually Paid in 2023 when compared to 2022.

Relationship Between Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

As outlined in the Pay Versus Performance Table, the increases in the compensation values for our PEO and non-PEO NEOs over the three-year period 2021 through 2023 differ from the decreases in the Company’s TSR over this same period. The fluctuations of the Compensation Actually Paid to the NEOs with our TSR is due primarily to an emphasis in the design of the Company’s compensation programs on structuring of short-term and long-term compensation for the NEOs. A large component of our executive compensation is equity-based to align compensation with performance. We believe the equity-based compensation strongly aligns our PEO and Non-PEO NEOs’ interests with those of our stockholders to maximize long-term value and encourages long-term employment. In particular, we view stock options, which are an integral part of our executive compensation program, as related to Company performance although not directly tied to TSR, because they provide value only if the market price of our common stock increases above the option exercise price and if the executive officer continues in our employment over the vesting period. The ultimate value of these equity awards, and the resulting impact on compensation actually paid, aligns with the Company’s TSR performance and ultimately the shift from a negative compensation paid in 2021 to increases in each of the next two consecutive years is primarily a result of the grant date fair value deduction in the compensation actually paid. The grant date fair value in 2021 was larger as a result of a higher stock price. In 2022, the stock price decreased at a slower pace, which continued through 2023.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Limitations on Liability and Indemnification Matters

Our sixth amended and restated certificate of incorporation contains provisions that limit the liability of our current and former directors for monetary damages to the fullest extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for any breach of fiduciary duties as directors, except liability for:

•        any breach of the director’s duty of loyalty to the corporation or its stockholders;

•        any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•        unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or

•        any transaction from which the director derived an improper personal benefit.

This limitation of liability does not apply to liabilities arising under federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.

Our sixth amended and restated certificate of incorporation also provides that we are authorized to indemnify our directors and officers to the fullest extent permitted by Delaware law. Our amended and restated bylaws provide that we are required to indemnify our directors and executive officers to the fullest extent permitted by Delaware law. Our amended and restated bylaws also provide that, upon satisfaction of certain conditions, we are required to advance expenses incurred by a director or executive officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under the provisions of Delaware law. Our amended and restated bylaws also provide our board of directors with discretion to indemnify our other officers and employees when determined appropriate by our board of directors. We have entered, and expect to continue to enter into, agreements to indemnify our directors, executive officers and other employees as determined by the board of directors. With certain exceptions, these agreements provide for indemnification for related expenses, including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain customary directors’ and officers’ liability insurance.

The limitation of liability and indemnification provisions in our sixth amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions. At present, there is no pending litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification.

Rule 10b5-1 Sales Plans

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or executive officer when entering into the plan, without further direction from them. The director or executive officer may amend or terminate a Rule 10b5-1 plan in some circumstances in accordance with Rule 10b5-1. Our directors and executive officers also may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material nonpublic information subject to compliance with the terms of our insider trading policy, which is available on our website at http://www.protaratx.com under the Corporate Governance section of our Investors page. The information on our website is not incorporated by reference into this proxy statement or the Annual Report. As of the date of this proxy statement, none of our directors or executive officers have Rule 10b5-1 plans in place, but they may adopt such plans in the future.

Hedging Prohibition*

As part of our insider trading policy, no officer, director, other employee or consultant may engage in short sales, transactions in put or call options, hedging transactions or other inherently speculative transactions with respect to our common stock at any time. In addition, no officer, director, other employee or consultant may margin, or make any offer to margin, or otherwise pledge as security, any of our common stock, including without limitation, borrowing against such stock, at any time.

____________

*        The disclosure under the caption “Hedging Prohibition” is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Non-Employee Director Compensation

2023 Non-Employee Director Compensation Table

The following table sets forth the compensation (cash and equity) received by our non-employee directors during the year ended December 31, 2023.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Stock Awards ($)(2)	Total ($)
Luke Beshar	171,500	20,763	—	192,263
Barry Flannelly, Pharm.D.	46,000	20,763	—	66,763
Roger Garceau, M.D.	71,000	20,763	—	91,763
Jane Huang, M.D.	65,000	20,763	—	85,763
Richard Levy, M.D.	97,500	20,763	—	118,263
Gregory Sargen	55,000	20,763	—	75,763
Cynthia Smith	52,000	20,763	—	72,763
Michael Solomon, Ph.D.	51,000	20,763	—	71,763

____________

(1)      Amounts reported represents the aggregate grant date fair value of stock options granted to our directors during 2023 under the 2014 Plan, computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in the notes to our audited consolidated financial statements included in the Annual Report. This amount does not reflect the actual economic value that may be realized by the non-employee director. As of December 31, 2023, the aggregate number of shares outstanding under all options to purchase our common stock held by our non-employee directors were: Mr. Beshar: 68,566; Dr. Flannelly: 56,250; Dr. Garceau: 61,890; Dr. Huang: 50,000; Dr. Levy: 39,000; Mr. Sargen: 39,000; Ms. Smith: 51,750; and Dr. Solomon: 68,565.

(2)      Amounts reported represents the aggregate grant date fair value of RSUs granted to our directors during 2023, computed in accordance with ASC Topic 718. The assumptions used in calculating the grant date fair value of the RSUs reported in this column are set forth in the notes to our audited consolidated financial statements included in the Annual Report. This amount does not reflect the actual economic value that may be realized by the non-employee director. As of December 31, 2023, there are no unvested RSUs; the aggregate number of vested but not settled RSUs, consistent with the applicable RSU agreements, held by our non-employee directors were: Mr. Beshar: 168,000; Dr. Flannelly: 0; Dr. Garceau: 33,000; Dr. Huang: 0; Dr. Levy: 31,000; Mr. Sargen: 31,000; Ms. Smith: 0; and Dr. Solomon: 26,500.

Mr. Shefferman, our Chief Executive Officer, is also a member of our board of directors but does not receive any additional compensation for his service as a director. See the section titled “Executive Compensation” for more information regarding the compensation earned by Mr. Shefferman and our other named executive officers.

Non-Employee Director Compensation Policy

Our compensation committee reviews the compensation program for our non-employee directors on an annual basis, with the assistance of its independent compensation consultant, who prepares a comprehensive assessment of our non-employee director compensation program. Such assessment includes comparing our current non-employee director compensation against competitive market practices using the same compensation peer group used for executive compensation purposes and an update on recent trends in director compensation. Following such review, the compensation committee recommends, and our board of directors approves, updates, if any, to our Non-Employee Director Compensation policy.

Under our Non-Employee Director Compensation Policy, each of our non-employee directors is eligible to receive compensation for service on our board of directors and committees of our board of directors, with cash compensation (as described below) deemed effective as of the later of (i) October 1, 2019 or (ii) the date such non-employee director was appointed or elected to our board of directors.

The Non-Employee Director Compensation Policy provides our non-employee directors with the following compensation for their services:

•        an annual cash retainer of $40,000 for all non-employee directors;

•        an annual cash retainer of $115,000 for the chair of our board of directors (in addition to the annual cash retainer above);

•        an additional annual cash retainer of $7,500, $6,000, $5,000 and $25,000 for service as a member of the audit committee, the compensation committee, the nominating and corporate governance committee and the scientific advisory committee, respectively;

•        an additional annual cash retainer of $15,000, $12,000, $9,000 and $50,000 for service as chair of the audit committee, the compensation committee, the nominating and corporate governance committee and the scientific advisory committee, respectively (in lieu of the committee member retainer above);

•        an initial option grant, for new non-employee directors, to purchase 20,000 shares of our common stock, vesting in 36 equal monthly installments; and

•        an annual option grant to purchase 10,000 shares of our common stock, vesting on the earlier of (1) the one-year anniversary of the date of grant and (2) the date immediately prior to the next following annual stockholder meeting, which annual option grant shall be made at the close of business on the date of each of our annual stockholder meetings.

Our board of directors also adopted a provision in the Non-Employee Director Compensation Policy pursuant to which no non-employee director may be granted (in any calendar year) compensation with a value greater than $750,000 (or $1,000,000 solely with respect to the calendar year in which such director is first appointment or elected to the board), with the value of any initial option grant or any annual grant based on the accounting grant date value of such grant.

All vesting of the equity awards granted under our Non-Employee Director Compensation Policy is subject to the director’s continuous service as of each applicable vesting date. Notwithstanding the foregoing, in the event of a “change in control” (as defined in the 2014 Plan), all shares subject to any then-outstanding and unvested equity awards granted pursuant to the Non-Employee Director Compensation Policy will become fully vested immediately prior to the closing of such change in control.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of the Record Date by:

•        each person or entity known by us to be beneficial owners of more than five percent of our common stock;

•        each of our directors, including the nominees named herein;

•        each of our named executive officers; and

•        all of our executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Under these rules, beneficial ownership includes any shares of common stock as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options held by such person that are currently exercisable or will become exercisable within 60 days of the Record Date are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless noted otherwise, the address of all listed stockholders is c/o Protara Therapeutics, Inc., 345 Park Avenue South, Third Floor, New York, New York 10010.

Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares	Percent of Total
Greater than 5% Stockholders
Opaleye, L.P.(2)	2,692,594	13.1%
Entities Affiliated with RA Capital Management(3)	2,073,075	9.9%
Citadel Advisors LLC(4)	1,203,943	5.7%
Armistice Capital, LLC(5)	1,100,000	5.3%
Jesse Shefferman(6)	1,480,937	7.0%

Directors and Named Executive Officers
Jesse Shefferman(6)	1,480,937	7.0%
Patrick Fabbio(7)	100,000	*
Jacqueline Zummo, Ph.D.(8)	254,979	1.2%
Luke Beshar(9)	266,566	1.3%
Barry Flannelly, Pharm.D.(10)	56,250	*
Roger Garceau, M.D.(11)	94,890	*
Jane Huang, M.D.(12)	50,000	*
Richard Levy, M.D.(13)	70,000	*
Gregory Sargen(14)	70,000	*
Cynthia Smith(15)	51,750	*
Michael Solomon, Ph.D.(16)	95,065	*
All executive officers and directors as a group (12 persons)(17)	2,630,376	12.5%

____________

*        Less than one percent.

(1)      This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G and Forms 4 filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 20,578,425 shares outstanding on April 11, 2024, adjusted as required by rules promulgated by the SEC.

(2)      Based on a Form 4 filed with the SEC by the reporting persons on December 30, 2022, consists of (i) 2,562,594 shares of common stock owned by Opaleye, L.P., a Delaware limited partnership (the “Opaleye Fund”) and (ii) 130,000 shares of common stock owned by a separate managed account (the “Managed Account”). Based on a Schedule 13D/A filed with the SEC by the reporting persons on September 24, 2020, Opaleye Management Inc., a Massachusetts corporation (the “Opaleye Investment Manager”), serves as investment manager of the Opaleye Fund, and as a portfolio manager for the Managed Account. James Silverman is the President of the Opaleye Investment Manager. Accordingly, the Opaleye Investment Manager and Mr. Silverman may be deemed to beneficially own the 2,692,594 shares of common stock owned by the Opaleye Fund and the Managed Account. The Opaleye Investment Manager and Mr. Silverman share voting and dispositive power over the 2,692,594 shares of common stock they may be deemed to beneficially own with the Opaleye Fund and the Managed Account. The Schedule 13D/A filed by the reporting persons provides information as of September 24, 2020. The address of the principal business office of each of the reporting persons is One Boston Place, 26th Floor, Boston, Massachusetts 02108.

(3)      Shares are held by RA Capital Healthcare Fund, L.P. (the “Fund”). RA Capital Healthcare Fund GP, LLC (“RA Capital”) is the general partner of the Fund. The general partner of RA Capital is RA Capital Management GP, LLC, of which Dr. Peter Kolchinsky and Mr. Rajeev Shah are the controlling persons. RA Capital serves as investment adviser for the Fund and may be deemed a beneficial owner. The Fund has delegated to RA Capital the sole power to vote and the sole power to dispose of all securities held in the Fund’s portfolio, including the shares of the Issuer’s Common Stock reported herein. The principal address is c/o RA Capital Management, 200 Berkeley St., 18th Fl., Boston, MA 02116. Includes (i) 1,900,000 shares of Common Stock owned by the Fund and (ii) 173,075 shares of common stock issuable upon exercise of certain pre-funded warrants issued to the Fund. Excludes shares issuable upon exercise of additional pre-funded warrants issued to the Fund and shares issuable upon exercise of common stock warrants issued to the Fund, each of which are subject to a 9.99% beneficial ownership limitation.

(4)      Based on a Schedule 13G filed with the SEC by the reporting person on April 22, 2024, which includes 600,000 shares of common stock issuable upon exercise of warrants held by affiliates of the reporting person. Such Schedule 13G was filed jointly by Citadel Advisors LLC (“Citadel Advisors”), Citadel Advisors Holdings LP (“CAH”), Citadel GP LLC (“CGP”), Citadel Securities LLC (“Citadel Securities”), Citadel Securities Group LP (“CALC4”), Citadel Securities GP LLC (“CSGP”) and Mr. Kenneth Griffin with respect to shares of common stock owned by Citadel Multi-Strategy Equities Master Fund Ltd., a Cayman Islands company (“CM”), Citadel CEMF Investments Ltd., a Cayman Islands limited company (“CCIL”), and Citadel Securities. Such owned shares may include other instruments exercisable for or convertible into shares of common stock. Citadel Advisors is the portfolio manager for CM and CCIL. CAH is the sole member of Citadel Advisors. CGP is the general partner of CAH. CALC4 is the non-member manager of Citadel Securities. CSGP is the general partner of CALC4. Mr. Griffin is the President and Chief Executive Officer of CGP, and owns a controlling interest in CGP and CSGP.

(5)      The securities are directly held by Armistice Capital Master Fund Ltd., a Cayman Islands exempted company (the “Master Fund”), and may be deemed to be beneficially owned by: (i) Armistice Capital, LLC (“Armistice Capital”), as the investment manager of the Master Fund; and (ii) Steven Boyd, as the Managing Member of Armistice Capital. Excludes certain warrants held by the Master Fund that are subject to a beneficial ownership limitation of 4.99%, which such limitation restricts the Master Fund from exercising that portion of the warrants that would result in the Master Fund and its affiliates owning, after exercise, a number of shares of common stock in excess of the beneficial ownership limitation. The address of Armistice Capital Master Fund Ltd. is c/o Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, NY 10022.

(6)      Includes (i) 836,766 shares of common stock and (ii) 644,171 shares subject to stock options that are currently exercisable or will be exercisable within 60 days of April 11, 2024.

(7)      Includes (i) 100,000 shares subject to stock options that are currently exercisable or will be exercisable within 60 days of April 11, 2024.

(8)      Includes (i) 63,331 shares of common stock and (ii) 191,648 shares subject to stock options that are currently exercisable or will be exercisable within 60 days of April 11, 2024.

(9)      Includes (i) 30,000 shares of common stock, (ii) 168,000 shares of RSUs that are vested or will vest within 60 days of April 11, 2024, (iii) 68,566 shares subject to stock options that are currently exercisable or will be exercisable within 60 days of April 11, 2024.

(10)    Includes (i) 56,250 shares subject to stock options that are currently exercisable or will be exercisable within 60 days of April 11, 2024.

(11)    Includes (i) 33,000 shares of RSUs that are vested or will vest within 60 days of April 11, 2024 and (ii) 61,890 shares subject to stock options that are currently exercisable or will be exercisable within 60 days of April 11, 2024.

(12)    Includes (i) 50,000 shares subject to stock options that are currently exercisable or will be exercisable within 60 days of April 11, 2024.

(13)    Includes (i) 31,000 shares of RSUs that are vested or will vest within 60 days of April 11, 2024 and (ii) 39,000 shares subject to stock options that are currently exercisable or will be exercisable within 60 days of April 11, 2024.

(14)    Includes (i) 31,000 shares of RSUs that are vested or will vest within 60 days of April 11, 2024 and (ii) 39,000 shares subject to stock options that are currently exercisable or will be exercisable within 60 days of April 11, 2024.

(15)    Includes (i) 51,750 shares subject to stock options that are currently exercisable or will be exercisable within 60 days of April 11, 2024.

(16)    Includes (i) 26,500 shares of RSUs that are vested or will vest within 60 days of April 11, 2024 and (ii) 68,565 shares subject to stock options that are currently exercisable or will be exercisable within 60 days of April 11, 2024.

(17)    Consists of (i) the shares described in footnote (6) through (16) above, and (ii) (a) 17,037 shares of common stock and (b) 22,902 shares subject to stock options that are currently exercisable or will be exercisable within 60 days of April 11, 2024 held by Ms. Fry.

Transactions With Related Persons

The following is a summary of transactions since January 1, 2023 to which we have been a participant in which the amount involved in the transaction exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of our then directors, executive officers or beneficial owners of more than 5% of any class of our voting securities at the time of such transaction, or any members of their immediate family, had or will have a direct or indirect material interest.

Employment Arrangements and Separation Agreement

We have entered into employment agreements with our executive officers. For more information regarding these agreements, see “Executive Compensation.” We also entered into a separation agreement and release with Dr. Bandari, our former chief medical officer, as described below.

Jathin Bandari, M.D.

Pursuant to the terms of a separation agreement and release of claims entered into by the Company and Dr. Bandari on March 18, 2024, Dr. Bandari’s employment with the Company ended effective April 11, 2024. In consideration for a release of claims in favor of the Company and subject to the other terms of the separation agreement, Dr. Bandari received (i) his base salary for a period of nine months paid in a lump sum for a total of $365,385.75; (ii) a one-time lump sum payment of nine months of his bonus at target equal to $164,423.59; (iii) reimbursement of all business expenses to which he was entitled; (iv) reimbursement of COBRA premium costs for nine months; (v) pro rata vesting of certain outstanding options and restricted stock unit award grants (representing 11,993 options and 5,886 restricted stock units, respectively); and (vi) a cash retention award of $150,000 paid earlier in 2024.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements and our amended and restated bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law. For more information regarding these agreements, see “Executive Compensation — Limitations on Liability and Indemnification Matters.”

Related Person Transaction Policy

We have adopted a written related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants and in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our audit committee, or, if audit committee approval would be inappropriate, to another independent body of our board of directors, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related person transactions and to effectuate the terms of the policy.

In addition, under our Code of Business Conduct and Ethics, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.

In considering related person transactions, our audit committee, or other independent body of our board of directors, will take into account the relevant available facts and circumstances including, but not limited to:

•        the risks, costs and benefits to us;

•        the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•        the terms of the transaction;

•        the availability of other sources for comparable services or products; and

•        the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our audit committee, or other independent body of our board of directors, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our audit committee, or other independent body of our board of directors, determines in the good faith exercise of its discretion.

To the extent that any of the transactions described above were entered into prior to the adoption of the written policy, they were approved by our board of directors considering similar factors to those described above.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials or, alternatively, if you received multiple copies of our proxy materials and would like to receive combined mailings in the future, please notify your broker or us. Direct your written request to Protara Therapeutics, Inc., 345 Park Avenue South, Third Floor, New York, New York 10010, Attn: Corporate Secretary or call us at (646) 844-0337 or via email at info@protaratx.com. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

Other Matters

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Mary J. Grendell
Corporate Secretary
April 26, 2024

We have filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Stockholders can also access this proxy statement and our Annual Report on Form 10-K at ir.protaratx.com. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 is also available without charge upon written request to our Corporate Secretary at 345 Park Avenue South, Third Floor, New York, New York 10010, Attn: Corporate Secretary or via email at info@protaratx.com.

Appendix A

ProtARA Therapeutics, Inc.

2024 Equity Incentive Plan

1.      Purpose

This Plan is intended to provide incentives that will attract, retain and motivate highly competent officers, directors, employees, consultants and advisors to promote the success of the Company’s business and align employees’ interests with stockholders’ interests. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Awards are required to be Incentive Options.

2.      Definitions

As used in this Plan, the following terms shall have the respective meanings set out below, unless the context clearly requires otherwise:

2.1         Accelerate, Accelerated, and Acceleration, means: (a) when used with respect to an Option or Stock Appreciation Right, that as of the time of reference such Option or Stock Appreciation Right will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms; (b) when used with respect to Restricted Stock or Restricted Stock Units, that the Risk of Forfeiture otherwise applicable to such Restricted Stock or Restricted Stock Units shall expire with respect to some or all of such shares of Restricted Stock or such Restricted Stock Units then still otherwise subject to the Risk of Forfeiture; and (c) when used with respect to Performance Units, that the applicable Performance Goals or other business objectives shall be deemed to have been met as to some or all of such Performance Units.

2.2         Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

2.3         Award means any grant or sale pursuant to the Plan of Options, Stock Appreciation Rights, Performance Units, Restricted Stock, Restricted Stock Units, Other Stock-Based or Cash-Based Awards, Stock Grants or any of the foregoing intended to constitute Performance-Based Awards.

2.4         Award Agreement means an agreement between the Company and the recipient of an Award, or other notice of grant of an Award, setting forth the terms and conditions of the Award.

2.5         Board means the Company’s Board of Directors.

2.6         Cause shall have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events:

(a)         such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof, or

(b)         such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company, or

(c)         such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company, or

(d)         such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or

(e)         such Participant’s gross misconduct.

2.7         Change of Control means the occurrence of any of the following after the date of the approval of the Plan by the Board:

(a)         the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders (a “Business Combination”), unless, with respect to each of the foregoing events, securities possessing more than 50% of the total combined voting power of the survivor’s or acquiror’s outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities immediately prior to the Business Combination, or

(b)         any person or group of persons (within the meaning of Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) that, directly or indirectly, acquires, including but not limited to by means of a Business Combination, beneficial ownership (determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities unless pursuant to a tender or exchange offer made directly to the Company’s stockholders that the Board recommends such stockholders accept, other than (i) the Company or any of its Affiliates, (ii) an employee benefit plan of the Company or any of its Affiliates, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities, or

(c)         over a period of thirty-six (36) consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (i) have been Board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (i) who were still in office at the time that election or nomination was approved by the Board;

(d)         the consummation of a sale of all or substantially all of the Company’s assets (other than to an affiliate of the Company); or

(e)         the Company’s stockholders approve a plan of complete liquidation or dissolution of the Company.

2.8         Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

2.9         Committee means the Compensation Committee of the Board, which in general is responsible for the administration of the Plan, as provided in Section 5 of this Plan. For any period during which no such committee is in existence “Committee” shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.

2.10       Company means Protara Therapeutics, Inc., a corporation organized under the laws of the State of Delaware.

2.11       Convertible Security means any security that the Company may issue that is convertible into or exchangeable for Stock, including, but not limited to, preferred stock or warrants.

2.12       Exchange Act means the Securities Exchange Act of 1934, as amended and in effect from time to time.

2.13       Effective Date means the date on which the Plan is approved by the stockholders of the Company.

2.14       Forfeiture, forfeit, and derivations thereof, when used in respect of Restricted Stock purchased by a Participant, includes the Company’s repurchase of such Restricted Stock at less than its then Market Value as a means intended to effect a forfeiture of value.

2.15       Good Reason shall have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events in the absence of the Participant’s written consent:

(a)         any material and adverse change in the Participant’s position or authority with the Company as in effect immediately before a Change of Control, other than an isolated and insubstantial action not taken in bad faith and which is remedied by the Company within 30 days after receipt of notice thereof given by the Participant, or

(b)         the transfer of the Participant’s primary work site to a new primary work site that is more than 50 miles from the Participant’s primary work site in effect immediately before a Change of Control; or

(c)         a diminution of the Participant’s base salary in effect immediately before a Change of Control by more than 10%, unless such diminution applies to all similarly situated employees.

If the Participant does not deliver to the Company a written notice of termination within 60 days after the Participant has knowledge that an event constituting Good Reason has occurred, the event will no longer constitute Good Reason. In addition, the Participant must give the Company 30 days to cure the event constituting Good Reason.

2.16       Grant Date means the date as of which an Option is granted, as determined under Section 7.1(a).

2.17       Incentive Option means an Option which by its terms is to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.

2.18       Market Value means the value of a share of Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Market Value of Stock as of any date is the closing price for the Stock as reported on The NASDAQ Global Market (or on any other national securities exchange on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the first following date for which a closing price is reported.

2.19       Nonstatutory Option means any Option that is not an Incentive Option.

2.20       Option means an option to purchase shares of Stock.

2.21       Optionee means an eligible individual to whom an Option shall have been granted under the Plan.

2.22       Participant means any holder of an outstanding Award under the Plan.

2.23       Performance-Based Awards means Awards granted to a Participant under Section 7.7, to receive cash, Stock or other Awards, the payment of which is contingent on achieving Performance Goals or other business objectives established by the Committee.

2.24       Performance Criteria and Performance Goals have the meanings given such terms in Section 7.7(f).

2.25       Performance Period means the one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals or other business objectives will be measured for purposes of determining a Participant’s right to, and the payment of, an Award.

2.26       Performance Unit means a right granted to a Participant under Section 7.5, to receive cash, Stock or other Awards, the payment of which is contingent on achieving Performance Goals or other business objectives established by the Committee.

2.27       Plan means this 2024 Equity Incentive Plan of the Company, as amended from time to time, and including any attachments or addenda hereto.

2.28       Restricted Stock means a grant or sale of shares of Stock to a Participant subject to a Risk of Forfeiture.

2.29       Restricted Stock Units means rights to receive shares of Stock on or after the close of a Restriction Period, subject to a Risk of Forfeiture.

2.30       Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock or Restricted Stock Units, during which the shares of Restricted Stock or Restricted Stock Units are subject to a Risk of Forfeiture described in the applicable Award Agreement.

2.31       Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock or Restricted Stock Units, including a right of the Company to reacquire shares of Restricted Stock at less than their then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

2.32       Stock means common stock, par value $0.001 per share, of the Company, and such other securities as may be substituted for such common stock pursuant to Section 8.

2.33       Stock Appreciation Right means a right to receive any excess in the Market Value of shares of Stock (except as otherwise provided in Section 7.2(c)) over a specified exercise price.

2.34       Stock Grant means the grant of shares of Stock not subject to restrictions or other forfeiture conditions.

2.35.      Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

3.      Term of the Plan

Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time in the period commencing on the date of approval of the Plan by the Board and ending immediately prior to the tenth anniversary of the Effective Date. Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan.

4.      Stock Subject to the Plan

4.1         Plan Share Limitations.

(a)         Limitation. At no time shall the number of shares of Stock issued pursuant to or subject to outstanding Awards granted under the Plan (including pursuant to Incentive Options), nor the number of shares of Stock issued pursuant to Incentive Options, exceed 1,500,000 shares of Stock. Shares of Stock subject to awards that are assumed, converted or substituted under the Plan as a result of the Company’s acquisition of another company (including by way of merger, combination or similar transaction) will not count against the number of shares that may be granted under the Plan.

(b)         Application. For purposes of applying the foregoing limitation of Section 4.1(a), if any Option or Stock Appreciation Right expires, terminates, or is cancelled for any reason without having been exercised in full, if any other Award is forfeited, or if the Award is settled for cash (in whole or in part) the shares of Stock not purchased by the holder, which are forfeited or which are settled in cash, as the case may be, shall again be available for Awards to be granted under the Plan. Shares of Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.

4.2         Adjustment of Limitations. Each of the share limitations of this Section 4 shall be subject to adjustment pursuant to Section 8 of the Plan.

5.      Administration

5.1         Administration of the Plan. The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder; and provided further, however, that the Committee may delegate to an executive officer or officers the authority to grant Awards hereunder to employees who are not officers, and to consultants, up to such maximum number and in accordance with such other guidelines as the Committee shall specify by resolution at any time or from time to time. Any such delegation may not include the authority to grant Restricted Stock, unless the delegate is a committee of the Board, including a committee consisting solely of an executive officer who is a Board member.

5.2         Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the officer, employee, consultant, advisor or director to receive the Award and the form of Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective officers, employees, consultants, advisors and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have, in its sole and absolute discretion, complete authority to construe and interpret the Plan, to determine disputed facts related thereto, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that, with respect to all claims or disputes arising out of any determination of the Committee that materially adversely affects a Participant’s Award, (i) the affected Participant shall file a written claim with the Committee for review, explaining the reasons for such claim, and (ii) the Committee’s decision must be written and must explain the decision. The Committee may delegate (either generally or specifically) the powers, authorities and discretions conferred on it under this Section 5 as it deems appropriate in its sole discretion in accordance with applicable law.

5.3         Effect of the Committee’s Decisions. The Committee’s determinations made in good faith on matters referred to in the Plan shall be entitled to the maximum deference permitted by law and will be final, binding and conclusive on all participants, beneficiaries, heirs, assigns or other persons having or claiming any interest under the Plan or an Award made pursuant hereto.

6.      Authorization of Grants

6.1         Eligibility. The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any officer or employee of or consultant or advisor to one or more of the Company and its Affiliates or to any non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate; provided, however, that no non-employee member of the Board may be granted (in any calendar year) compensation with a value in excess of $750,000 (or $1,000,000 solely with respect to the calendar year in which any member is first appointed or elected to the Board) with the value of any Awards based on the accounting grant date value of such Award. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option.

6.2         General Terms of Awards. Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant shall have complied with the applicable terms and conditions of such Award (including if applicable delivering a fully executed copy of any agreement evidencing an Award to the Company).

6.3         Minimum Vesting. All Awards shall be subject a minimum vesting schedule of at least twelve (12) months following the date of grant of the Award, provided, however, that vesting may accelerate in connection with death, disability, a change of control, retirement, or other involuntary termination. Notwithstanding the foregoing, up to 5% of the Shares available for grant under the Plan may be granted with a minimum vesting schedule that is shorter than that mandated in this Section 6.3.

6.4         Effect of Termination of Employment, Etc. Unless the Committee shall provide otherwise with respect to any Award (including, but not limited to, in a Participant’s Award Agreement), if the Participant’s employment or other association with the Company and its Affiliates ends for any reason, including because of the Participant’s employer ceasing to be an Affiliate, (a) any outstanding Option or Stock Appreciation Right of the Participant shall cease to be exercisable in any respect not later than ninety (90) days following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, and (b) any other outstanding Award of the Participant to the extent that it is then still subject to Risk of Forfeiture shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement. Cessation of the performance of services in one capacity, for example, as an employee, shall not result in termination of an Award while the Participant continues to perform services in another capacity, for example as a director. Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, provided, however, that it does not exceed the longer of ninety (90) days or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract. To the extent consistent with applicable law, the Committee may provide that Awards continue to vest for some or all of the period of any such leave, or that their vesting shall be tolled during any such leave and only recommence upon the Participant’s return from leave, if ever.

6.5         Non-Transferability of Awards. Except as otherwise provided in this Section 6.5, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. The provisions of the immediately preceding sentence shall not be applicable to Stock Grants which shall not be subject to any transfer restrictions under this Section 6.5. All of a Participant’s rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant’s legal representative. However, the Committee may, at or after the grant of an Award of a Nonstatutory Option, or shares of Restricted Stock, provide that such Award may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion. For this purpose, “family member” means any child, stepchild, grandchild, parent, grandparent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty (50) percent of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty (50) percent of the voting interests.

7.      Specific Terms of Awards

7.1         Options.

(a)         Date of Grant. The granting of an Option shall take place at the time specified in the Award Agreement.

(b)         Exercise Price. The price at which shares of Stock may be acquired under each Incentive Option shall be not less than 100% of the Market Value of Stock on the Grant Date, or not less than 110% of the Market Value of Stock on the Grant Date if the Optionee is a Ten Percent Owner. The price at which shares of Stock may be acquired under each Nonstatutory Option shall not be so limited solely by reason of this Section.

(c)         Option Period. No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. The Option period under each Nonstatutory Option shall not be so limited solely by reason of this Section.

(d)         Exercisability. An Option may become vested and exercisable in such installments, cumulative or non-cumulative, as the Committee may determine .

(e)         Method of Exercise. An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 17, specifying the number of shares of Stock with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares of Stock to be purchased or, subject in each instance to the Committee’s approval, acting in its sole discretion, and to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company,

(i)          by delivery to the Company of shares of Stock having a Market Value equal to the exercise price of the shares to be purchased, or

(ii)         by surrender of the Option as to all or part of the shares of Stock for which the Option is then exercisable in exchange for shares of Stock having an aggregate Market Value equal to the difference between (1) the aggregate Market Value of the surrendered portion of the Option, and (2) the aggregate exercise price under the Option for the surrendered portion of the Option, or

(iii)        unless prohibited by applicable law, by delivery to the Company of the Optionee’s executed promissory note in the principal amount equal to the exercise price of the shares of Stock to be purchased and otherwise in such form as the Committee shall have approved.

If the Stock is traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates or shall cause the Stock to be held in book-entry position through the direct registration system of the Company’s transfer agent for the number of shares then being purchased. Such shares of Stock shall be fully paid and nonassessable.

(f)          Limit on Incentive Option Characterization. An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the “current limit”. The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates, after December 31, 1986. Any shares of Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

(g)         Notification of Disposition. Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of the shares of Stock issued upon such exercise prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

7.2         Stock Appreciation Rights.

(a)         Tandem or Stand-Alone. Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonstatutory Option, after, the award of the Option), or alone and unrelated to an Option. Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised.

(b)         Exercise Price. Stock Appreciation Rights shall have an exercise price of not less than one hundred percent (100%) of the Market Value of the Stock on the date of award, or in the case of Stock Appreciation Rights in tandem with Options, the exercise price of the related Option.

(c)         Other Terms. Except as the Committee may deem inappropriate or inapplicable in the circumstances, Stock Appreciation Rights shall be subject to terms and conditions substantially similar to those applicable to a Nonstatutory Option. In addition, a Stock Appreciation Right related to an Option which can only be exercised during limited periods following a Change of Control may entitle the Participant to receive an amount based upon the highest price paid or offered for Stock in any transaction relating to the Change of Control or paid during the thirty (30) day period immediately preceding the occurrence of the Change of Control in any transaction reported in the stock market in which the Stock is normally traded.

7.3         Restricted Stock.

(a)         Purchase Price. Shares of Restricted Stock shall be issued under the Plan for such consideration, if any, in cash, other property or services, or any combination thereof, as is determined by the Committee.

(b)         Issuance of Stock. Each Participant receiving a Restricted Stock Award, subject to subsection (c) below, shall be issued a stock certificate in respect of such shares of Restricted Stock or the shares shall be held in book-entry position through the direct registration system of the Company’s transfer agent. If a certificate is issued, such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

The shares evidenced by this certificate are subject to the terms and conditions of Protara Therapeutics, Inc.’s 2024 Equity Incentive Plan and an Award Agreement entered into by the registered owner and Protara Therapeutics, Inc., copies of which will be furnished by the Company to the holder of the shares evidenced by this certificate upon written request and without charge.

If the Stock is in book-entry position through the direct registration system of the Company’s transfer agent, the restrictions will be appropriately noted.

(c)         Escrow of Shares. The Committee may require that any stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

(d)         Restrictions and Restriction Period. During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(e)         Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award. Except as otherwise provided in the Plan or the applicable Award Agreement, the Participant shall have all of the rights of a stockholder of the Company with respect to any outstanding shares of Restricted Stock, including the right to vote the shares of Restricted Stock, and all (i) ordinary cash dividends or other ordinary cash distributions paid upon any Restricted Stock will be retained by the Company and will be paid to the relevant Participant when the Restricted Stock vests and will revert back to the Company if for any reason the Restricted Stock upon which such dividends or other distributions were paid reverts back to the Company and (ii) ordinary Stock dividends or other distributions payable in shares of Stock or other securities of the Company shall constitute additional Restricted Stock, subject to the same Risk of Forfeiture as the shares of Restricted Stock in respect of which such shares of Stock or other securities are paid, and any extraordinary dividends or other extraordinary distributions will be treated in accordance with Section 8. The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be reinvested in additional Restricted Stock to the extent shares of Stock are available under Section 4.

(f)          Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture, any certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.

7.4         Restricted Stock Units.

(a)         Character. Each Restricted Stock Unit shall entitle the recipient to a share of Stock at a close of such Restriction Period as the Committee may establish and subject to a Risk of Forfeiture arising on the basis of such conditions relating to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(b)         Form and Timing of Payment. Payment of earned Restricted Stock Units shall be made promptly following the close of the applicable Restriction Period. At the discretion of the Committee, Participants may be entitled to receive payments equivalent to any ordinary cash or Stock dividends declared with respect to Stock referenced in grants of Restricted Stock Units but only following the close of the applicable Restriction Period and then only if the underlying Stock shall have vested. Unless the Committee shall provide otherwise, any such dividend equivalents shall be paid, if at all, without interest or other earnings.

7.5         Performance Units.

(a)         Character. Each Performance Unit shall entitle the recipient to the value of a specified number of shares of Stock, over the initial value for such number of shares, if any, established by the Committee at the time of grant, at the close of a specified Performance Period to the extent specified business objectives, including but not limited to Performance Goals, shall have been achieved.

(b)         Earning of Performance Units. The Committee shall set Performance Goals or other business objectives in its discretion which, depending on the extent to which they are met within the applicable Performance Period, will determine the number and value of Performance Units that will be paid out to the Participant. After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number and value of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals or other business objectives have been achieved.

(c)         Form and Timing of Payment. Payment of earned Performance Units shall be made in a single lump sum following the close of the applicable Performance Period. At the discretion of the Committee, Participants may be entitled to receive any ordinary cash or Stock dividends declared with respect to Stock which have been earned in connection with grants of Performance Units which have been earned and vested, but not yet distributed to Participants. The Committee may permit or, if it so provides at grant require, a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Stock that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Performance Units. If any such deferral election is required or permitted, the Committee shall establish rules and procedures for such payment deferrals.

7.6         Other Stock-Based or Cash-Based Awards. The Committee may grant other types of equity-based, equity-related or cash-based Awards in such amounts and subject to such terms and conditions as the Committee may determine (“Other Stock-Based or Cash-Based Awards”).

7.7         Stock Grants. Stock Grants shall be awarded solely in recognition of significant prior or expected contributions to the success of the Company or its Affiliates, as an inducement to employment, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.

7.8         Performance-Based Awards.

(a)         Discretion of Committee with Respect to Performance-Based Awards. Any form of Award permitted under the Plan, other than a Stock Grant, may be granted as a Performance-Based Award and shall be subject to satisfaction of one or more Performance Goals. The Committee will have full discretion to select the length of any applicable Restriction Period or Performance Period, the kind and/or level of the applicable Performance Goal, and whether the Performance Goal is to applied to the Company, a subsidiary of the Company or any division or business unit or to the individual.

(b)         Definition of Performance Criteria. “Definitions. For purposes of the Plan

(i)          Performance Criteria means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals include, but are not limited to: (i) net earnings (either before or after one or more of (A) interest, (B) taxes, (C) depreciation and (D) amortization), (ii) gross or net sales or revenue, (iii) net income (either before or after taxes), (iv) adjusted net income, (v) operating earnings or profit, (vi) cash flow (including, but not limited to, operating cash flow and free cash flow, (vii) return on assets, (viii) return on capital, (ix) return on stockholders’ equity, (x) total stockholder return, (xi) return on sales, (xii) gross or net profit or operating margin, (xiii) costs, (xiv) expenses, (xv) working capital, (xvi) earnings per share, (xvii) adjusted earnings per share, (xviii) price per share, (xix) regulatory body approval for commercialization of a product, (xx) implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; (xxi) market share, (xxii) economic value, (xxiii) revenue, (xxiv) revenue growth and (xxv) operational and organizational metrics.

(ii)         Performance Goals means, for a Performance Period, the goal or goals established by the Committee for the Performance Period based upon one or more of the Performance Criteria. The Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, subsidiary, or an individual, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Affiliate, either individually, alternatively or in any combination, and measured either quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group or as otherwise determined by the Committee.

(c)         Committee Discretion. The Committee shall have the sole discretion to determine the extent to which the applicable Performance Goals or Performance Criteria are achieved and the amount, if any, earned pursuant to a Performance-Based Award. The Committee, in its sole discretion, may make adjustments to the Performance Goals or Performance Criteria applicable to Performance-Based Awards and to the amounts payable in respect of the applicable Performance Criteria, to the extent consistent with the terms of the applicable Award Agreement. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion.

7.9         Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, procedures, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be as comparable as practicable to the value of such an Award to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements or sub-plans to, or amendments, restatements, or alternative versions of, the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, sub-plan, amendment, restatement or alternative version may increase the share limit of Section 4 without approval of the Company’s stockholders.

8.      Adjustment Provisions

8.1         Adjustment for Corporate Actions. If the outstanding shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Stock, as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options and Stock Appreciation Rights (without change in the aggregate purchase price as to which such Options or Rights remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

8.2         Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. In the event of any corporate action not specifically covered by the preceding Section, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

8.3         Related Matters. Any adjustment in Awards made pursuant to Section 8.1 or 8.2 shall be determined and made, if at all, by the Committee, acting in its sole discretion, and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture, applicable repurchase prices for Restricted Stock, and Performance Goals and other business objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. The Committee, in its discretion, may determine that no fraction of a share of Stock shall be purchasable or deliverable upon exercise, and in that event if any adjustment hereunder of the number of shares of Stock covered by an Award would cause such number to include a fraction of a share of Stock, such number of shares of Stock shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price per share pursuant to Sections 8.1 or 8.2 shall result in an exercise price which is less than the par value of the Stock.

8.4         Treatment of Awards upon a Change of Control.

(a)         Treatment of Awards. Upon a Change of Control, the Committee may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards, subject to the provisions of Section 9 of this Plan.

(1)         Provide that any Awards shall be assumed, or substantially equivalent rights shall be provided in substitution therefor, by the acquiring or succeeding entity (or an affiliate thereof).

(2)         Upon written notice to the holders, provide that all or any of the holders’ unexercised outstanding Options and Stock Appreciation Rights (collectively, “Rights”) will terminate immediately prior to the consummation of such Change of Control unless exercised within a specified period following the date of such notice.

(3)         Provide that all or any Awards that are subject to Risk of Forfeiture will terminate immediately prior to the consummation of such Change of Control.

(4)         Provide that all or any outstanding Rights shall Accelerate so as to become exercisable prior to or upon such Change of Control with respect to some or all of the shares of Stock for which any such Rights would not then otherwise be exercisable by their terms.

(5)         Provide that outstanding all or any Awards that are subject to Risk of Forfeiture shall Accelerate so that the Risk of Forfeiture otherwise applicable to such Awards shall expire prior to or upon such Change of Control with respect to any such Awards that would then still otherwise be subject to the Risk of Forfeiture.

(6)         Provide for cash payments, net of applicable tax withholdings, to be made to holders equal to the excess, if any, of (A) the acquisition price times the number of shares of Stock subject to an Option (to the extent the exercise price does not exceed the acquisition price) over (B) the aggregate exercise price for all such shares of Stock subject to the Option, in exchange for the termination of such Option; provided, however, that if the acquisition price does not exceed the exercise price of any such Option, the Committee may cancel that Option without the payment of any consideration therefore prior to or upon the Change of Control. For purposes of this paragraph 6 and paragraph 7 below, “acquisition price” means the amount of cash, and market value of any other consideration, received in payment for a share of Stock surrendered in a Change of Control but need not take into account any deferred consideration unless and until received.

(7)         Provide for cash payments, net of applicable tax withholdings, to be made to holder or holders of all or any Awards (other than Options) equal to the acquisition price times the number of shares of Stock subject to any such Awards, in exchange for the termination of any such Awards; provided, however, that the Committee may cancel, pursuant to paragraph 3 above, any such Award that is subject to a Risk of Forfeiture at the time of the consummation of such Change of Control without the payment of any consideration therefor prior to or upon the Change of Control.

(8)         Provide that, in connection with a liquidation or dissolution of the Company, all or any Awards (other than Restricted Stock or Stock Grants) shall convert into the right to receive liquidation proceeds net of the exercise price thereof and any applicable tax withholdings.

(9)         Any combination of the foregoing.

In the event that the Committee determines in its discretion to take the actions contemplated under paragraph (1) above of this Section 8.4(a) with respect to all or any Awards, the Committee shall ensure that, upon consummation of the Change of Control, any such Awards are assumed and/or exchanged or replaced with another similar award issued by the acquiring or succeeding entity (or an affiliate thereof) and that, as a result of such assumption and/or exchange or replacement, the holder of such assumed Award and/or such exchanged or replaced similar award has the right to purchase or receive the value of, for each share of Stock subject to such Award immediately prior to the consummation of the Change of Control, the consideration (whether cash, securities or other property) received as a result of the Change of Control by holders of Stock for each share of Stock held immediately prior to the consummation of the Change of Control (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration received as a result of the Change of Control is not solely common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof), the Committee may, with the consent of the acquiring or succeeding entity (or an affiliate thereof), provide for the consideration to be received with respect to such assumed Award and/or such exchanged or replaced similar award to consist of or be based solely on common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof) equivalent in value to the per share consideration received by holders of outstanding shares of Stock as a result of the Change of Control; and provided, further, that if such Award is an Option, the holder of such Option must exercise the Option and make payment of the applicable exercise price in connection therewith in order to receive such consideration.

(b)         Treatment of Other Awards. Upon the occurrence of a Change of Control other than a liquidation or dissolution of the Company which is not part of another form of a Change of Control, then, subject to the provisions of Section 9 below, with respect to all outstanding Awards (other than Options and Share Appreciation Rights) that are not terminated prior to or upon such Change of Control, the repurchase and other rights of the Company under each such Award shall inure to the benefit of the Company’s successor and shall, unless the Committee determines otherwise, apply to the cash, securities or other property which the Stock was converted into or exchanged for pursuant to such Change of Control in the same manner and to the same extent as they applied to the Award.

(c)         Related Matters. In taking any of the actions permitted under this Section 8.4, the Committee shall not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically. Any determinations required to carry out the foregoing provisions of this Section 8.4, including but not limited to the market value of other consideration received by holders of Stock in a Change of Control and whether substantially equivalent Rights have been substituted, shall be made by the Committee acting in its sole discretion. In connection with any action or actions taken by the Committee in respect of Awards and in connection with a Change of Control, the Committee may require such acknowledgements of satisfaction and releases from Participants as it may determine.

9.      Treatment of Awards Following a Change of Control

Except as otherwise provided below, if a Participant’s employment is terminated by the Company or any successor entity thereto without Cause, or the Participant resigns his or her employment for Good Reason, in either case, on or within two (2) years after a Change of Control, then, notwithstanding anything express or implied to the contrary in Section 8.4 above:

(a)         any and all Options and Stock Appreciation Rights not already exercisable in full shall Accelerate with respect to 100% of the shares for which such Options or Stock Appreciation Rights are not then exercisable;

(b)         any Risk of Forfeiture applicable to Restricted Stock and Restricted Stock Units which is not based on achievement of Performance Goals or other business objectives shall lapse with respect to 100% of the Restricted Stock and Restricted Stock Units still subject to such Risk of Forfeiture immediately prior to the Change of Control; and

(c)         all outstanding Awards of Restricted Stock and Restricted Stock Units conditioned on the achievement of Performance Goals or other business objectives and the payouts attainable under outstanding Performance Units shall be deemed to have been satisfied based on the greater of target and actual performance as of the effective date of the Change of Control, except if and to the extent otherwise determined by the Committee in its sole discretion at any time prior to, or upon, such Change of Control.

10.    Settlement of Awards

10.1       In General. Options and Restricted Stock shall be settled in accordance with their terms. All other Awards may be settled in cash, Stock, or other Awards, or a combination thereof, as determined by the Committee at or after grant and subject to any contrary Award Agreement. The Committee may not require settlement of any Award in Stock pursuant to the immediately preceding sentence to the extent issuance of such Stock would be prohibited or unreasonably delayed by reason of any other provision of the Plan.

10.2       Violation of Law. Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

(a)         the shares of Stock are at the time of the issue of such shares effectively registered under the Securities Act of 1933, as amended; or

(b)         the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares does not require registration under the Securities Act of 1933, as amended or any applicable State securities laws.

Furthermore, the inability of the Company to obtain or maintain, or the impracticability of it obtaining or maintaining, authority from any governmental agency having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance of any Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue such Stock as to which such requisite authority shall not have been obtained, and shall constitute circumstances in which the Committee may determine to amend or cancel Awards pertaining to such Stock, with or without consideration to the affected Participants.

10.3       Corporate Restrictions on Rights in Stock. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, and by-laws, of the Company.

10.4       Investment Representations. The Company shall be under no obligation to issue any shares of Stock covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations of any jurisdiction in which Participants may reside or primarily work, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

10.5       Registration. If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or other applicable statutes any shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

10.6       Placement of Legends; Stop Orders; etc. Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representations made in accordance with Section 10.4 in addition to any other applicable restrictions under the Plan and, if applicable, to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock. All shares of Stock or other securities issued under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions, or, if the Stock will be held in book-entry position through the direct registration system of the Company’s transfer agent, the restrictions will be appropriately noted.

10.7       Tax Withholding. Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local, foreign or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates, held in book-entry position through the direct registration system of the Company’s transfer agent, for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to a Participant or to utilize any other withholding method prescribed by the Committee from time to time. However, in such cases Participants may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares of Stock to satisfy their tax obligations. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.

10.8       Company Charter and By-Laws; Other Company Policies. This Plan and all Awards granted hereunder are subject to the charter and By-Laws of the Company, as they may be amended from time to time, and all other Company policies duly adopted by the Board, the Committee or any other committee of the Board and as in effect from time to time regarding the acquisition, ownership or sale of Stock by officers, employees, directors, consultants, advisors and other service providers, including, without limitation, policies intended to limit the potential for insider trading and to avoid or recover compensation payable or paid on the basis of inaccurate financial results or statements, employee conduct, and other similar events.

11.    Reservation of Stock

The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

12.    Limitation of Rights in Stock; No Special Service Rights

A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock subject to an Award, unless and until a certificate shall have been issued therefor and delivered to the Participant or his agent, or the Stock shall be issued through the direct registration system of the Company’s transfer agent. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the certificate or articles of incorporation and the by-laws of the Company. Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and its Affiliates.

13.    Unfunded Status of Plan

The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the

Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

14.    Nonexclusivity of the Plan

Neither the adoption of the Plan by the Board nor any action taken in connection with the adoption or operation of the Plan shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

15.    No Guarantee of Tax Consequences

It is intended that all Awards shall be granted and maintained on a basis which ensures they are exempt from, or otherwise compliant with, the requirements of Section 409A of the Code, pertaining non-qualified plans of deferred compensation, and the Plan shall be governed, interpreted and enforced consistent with such intent. However, neither the Company nor any Affiliate, nor any director, officer, agent, representative or employee of either, guarantees to the Participant or any other person any particular tax consequences as a result of the grant of, exercise of rights under, or payment in respect of an Award, including but not limited to that an Option granted as an Incentive Option has or will qualify as an “incentive stock option” within the meaning of Section 422 of the Code or that the provisions and penalties of Section 409A of the Code will or will not apply and no person shall have any liability to a Participant or any other party if a payment under an Award that is intended to benefit from favorable tax treatment or avoid adverse tax treatment fails to realize such intention or for any action taken by the Board or the Committee with respect to the Award.

16.    Termination and Amendment of the Plan

16.1       Termination or Amendment of the Plan. Subject to the limitations contained in Section 16.3 below, including specifically the requirement of stockholder approval, if applicable, the Board may at any time suspend or terminate the Plan or make such modifications of the Plan as it shall deem advisable. Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment.

16.2       Termination or Amendment of Outstanding Awards; Assumptions. Subject to the limitations contained in Section 16.3 below, including specifically the requirement of stockholder approval, if applicable, the Committee may at any time:

(a)         amend the terms of any Award theretofore granted, prospectively or retroactively, provided, however, that the Award as amended is consistent with the terms of the Plan;

(b)         within the limitations of the Plan, modify, extend or assume outstanding Awards or accept the cancellation of outstanding Awards or of outstanding stock options or other equity-based compensation awards granted by another issuer in return for the grant of new Awards for the same or a different number of shares of Stock and on the same or different terms and conditions (including but not limited to the exercise price of any Option); and

(c)         offer to buy out for a payment in cash or cash equivalents an Award previously granted or authorize the recipient of an Award to elect to cash out an Award previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

16.3       Limitations on Amendments, Etc.

(a)         Without the approval of the Company’s stockholders, no amendment or modification of the Plan by the Board may (i) materially increase the number of shares of Stock which may be issued under the Plan (other than to reflect a reorganization, stock split, merger, spinoff or similar transaction), (ii) materially increase benefits to Participants, (ii) materially expand the class of persons eligible for Awards, (iv) expand the types of options or awards provided under the Plan, or (v) effect any other change for which stockholder approval is required by law or the rules of any relevant stock exchange.

(b)         No action by the Board or the Committee pursuant to this Section 16 shall impair the rights of the recipient of any Award outstanding on the date of such amendment or modification of such Award, as the case may be, without the Participant’s consent; provided, however, that no such consent shall be required (A) in the case of any amendment or termination of any outstanding Award that is permitted by any provision of this Plan that is set forth in Section 8, Section 9 or in any other section of this Plan that is not Section 16.2 or (B) if the Board or Committee, as the case may be, (i) determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code, or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, (ii) determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminution has been adequately compensated, or (iii) reasonably determines on or after the date of Change of Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code.

16.4       No Repricing. Except as otherwise permitted in the Plan, reducing the exercise price of Options or Stock Appreciation Rights issued and outstanding under the Plan, including through amendment, cancellation in exchange for the grant of a substitute Award or repurchase for cash or other consideration (in each case that has the effect of reducing the exercise price), shall require approval of the stockholders of the Company. The Company shall not grant any Options or Stock Appreciation Rights with automatic reload features.

17.    Notices and Other Communications

Any communication or notice required or permitted to be given under the Plan shall be in such form as the Committee may determine from time to time. If a notice, demand, request or other communication is required or permitted to be given in writing, then any such notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person, sent by electronic mail or any other form of electronic transfer approved by the Committee, or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Treasurer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of electronic mail or any other form of electronic transfer approved by the Committee, upon confirmation of receipt; (iii) in the case of mailing, when received by the addressee; and (iv) in the case of facsimile transmission, when confirmed by facsimile machine report.

18.    Governing Law

The Plan and all Award Agreements and actions taken hereunder and thereunder shall be governed, interpreted and enforced in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Appendix B

PROTARA THERAPEUTICS, INC.

2024 EMPLOYEE STOCK PURCHASE PLAN

1.      Purpose and History

The purpose of the Plan is to give Employees wishing to do so a convenient means of purchasing Common Stock of the Company through payroll deductions. The Company believes that ownership of Common Stock by Employees will foster greater Employee interest in the Company’s growth and development.

The Plan was adopted by the Board on April 25, 2024 and was approved by the Company’s stockholders on [•], 2024. It is the Company’s intention that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed in a manner consistent with the requirements of that Code section.

2.      Definitions

As used in the Plan, the following terms shall have the following meanings:

1.1.        Board means the Company’s Board of Directors.

2.1         Business Day means a day on which the NASDAQ Global Market (or any other national securities exchange on which the Common Stock is then listed) is open for trading. Every date under the Plan that falls on a weekend, a holiday or any other day that is not a Business Day (and any event that occurs after 5 p.m. eastern time on any date) shall be deemed automatically to fall on the next Business Day.

2.2         Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

2.3         Committee means the Compensation Committee of the Board or such other committee delegated responsibility by the Board for the administration of the Plan, as provided in Section 5 of the Plan. For any period during which no such committee is in existence “Committee” shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.

2.4         Common Stock or Stock means the common stock, par value $0.001 per share, of the Company.

2.5         Company means Protara Therapeutics, Inc., a corporation organized under the laws of the State of Delaware.

2.6         Compensation means an Employee’s total compensation, including base pay or regular earnings plus commissions, bonuses, and overtime, but excludes equity compensation and other similar compensation.

2.7         Continuous Status as an Employee means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Plan administrator, provided that such leave is for a period of not more than three months, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) transfers between locations of the Company or between the Company and a Covered Entity.

2.8         Contributions means all amounts credited to the account of a Participating Employee pursuant to the Plan.

2.9         Cooling-off Period has the meaning set forth in Section 6.2(e).

2.10       Corporate Transaction means any (1) merger or consolidation of the Company with or into another entity as a result of which the Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (2) sale or exchange of all or substantially all of the Stock of the Company for cash, securities or other property, (3) sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions or (4) liquidation or dissolution of the Company; except, in the case of clauses (1) and (2), for a transaction the principal purpose of which is to change the state in which the Company is incorporated.

2.11       Covered Entity means any Subsidiary that may adopt the Plan from time to time in accordance with the procedures set forth in Section 14 hereof with the Company’s consent.

2.12       Effective Date means the date on which the Plan is approved by the stockholders of the Company.

2.13       Employee means an employee of the Company or a Covered Entity who is customarily employed for at least 20 hours per week and more than five months in a calendar year.

2.14       Exchange Act means the Securities Exchange Act of 1934, as amended and in effect from time to time.

2.15       Fair Market Value has the meaning set forth in Section 6.4(c).

2.16       Grant Date has the meaning set forth in Section 6.4(a).

2.17       Initial Plan Period means the first Plan Period of the Plan.

2.18       New Plan Period Termination Date has the meaning set forth in Section 12.4.

2.19       Participating Employee means an Employee who elects to participate in the Plan pursuant to Section 6.2(b) or otherwise becomes a Participating Employee pursuant to Section 6.2(h).

2.20       Plan means the Protara Therapeutics, Inc. 2024 Employee Stock Purchase Plan.

2.21       Plan Period Commencement Date means the first day of each Plan Period.

2.22       Plan Period Termination Date means the last day of each Plan Period.

2.23       Plan Period means each successive period described in Section 6.1, at the end of which each Participating Employee shall purchase Shares.

2.24       Purchase Price means with respect to a Plan Period an amount equal to eighty five percent (85%) of the Fair Market Value of a Share on the Plan Period Commencement Date or on the Plan Period Termination Date, whichever is lower.

2.25       Share means a share of Common Stock, as adjusted in accordance with Section 12 of the Plan.

2.26       Subsidiary means a corporation, in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3.      Shares Reserved For The Plan

Subject to adjustment as provided in Section 12 hereof, the number of Shares reserved for issuance hereunder shall be One Million (1,000,000). For purposes of applying the foregoing limitation, if any option expires, terminates or is cancelled for any reason without having been exercised in full, the Shares not purchased or received by the Employee shall again be available for options to be granted under the Plan. Shares issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.

4.      Administration

4.1         Administration of the Plan. The Plan shall be administered by the Committee, provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the

Plan pertaining to the Committee’s exercise of its authorities hereunder; and provided, further, that the Committee may delegate its duties in order to facilitate the purchase and transfer of Shares and to provide for the day-to-day administration of the Plan with all powers necessary to enable the delegate to carry out its duties in that respect.

4.2         Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each option to be granted by the Company under the Plan. In making such determinations, the Committee may take into account such factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have, in its sole and absolute discretion, complete authority to construe and interpret the Plan, to determine disputed facts related thereto, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that, with respect to all claims or disputed arising out of any determination of the Committee that materially adversely affects a Participating Employee’s option granted under the Plan, (i) the affected Participating Employee shall file a written claim with the Committee for review, explaining the reasons for such claim, and (ii) the Committee’s decision must be written and must explain the decision. The Committee may delegate (either generally or specifically) the powers, authorities and discretions conferred on it under this Section 4 as it deems appropriate in its sole discretion in accordance with applicable law.

4.3         Effect of the Committee’s Decisions. The Committee’s determinations made in good faith on matters referred to in the Plan shall be entitled to the maximum deference permitted by law and will be final, binding and conclusive on all persons having or claiming any interest under the Plan or an option granted pursuant hereto.

5.      Eligibility for Awards

Subject to the requirements of Section 6.2 and the limitations imposed by Section 423(b) of the Code, any Employee shall be eligible to participate in a Plan Period under the Plan as of the applicable Plan Period Commencement Date. Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (taking into account stock which would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of such stock (determined on the basis of the Fair Market Value of such stock on the date or dates such option was granted) for each calendar year in which such option is outstanding at any time.

6.      Terms of Participation

6.1         Plan Periods. Each calendar year shall be divided into two six-month Plan Periods, the first beginning on January 1 and ending on the immediately following June 30, and the second beginning on July 1 and ending on the immediately following December 31. However, the Initial Plan Period shall commence on such date following the Effective Date as the Committee may determine in its sole discretion and continue until December 31, 2024.

6.2         Election to Participate and Plan Deductions.

(a)         Shares shall be offered for purchase under the Plan through a series of successive, non-overlapping Plan Periods until such time as (i) the maximum number of Shares available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated. At any time and from time to time, the Committee may change the duration and/or the frequency of Plan Periods or suspend operation of the Plan with respect to Plan Periods not yet commenced.

(b)         An eligible Employee may become a Participating Employee in the Plan by completing an enrollment agreement provided by the Company and filing it with the Company at least 30 days prior to the Plan Period Commencement Date for the Plan Period in which such Employee desires to participate, unless an earlier time for filing the enrollment agreement is set by the Committee for all eligible Employees with respect to a given Plan Period. The enrollment agreement shall set forth the percentage of the Employee’s Compensation (subject to Section 6.2(c) below) to be paid as Contributions pursuant to the Plan. Payroll deductions shall commence on the first payroll following the Plan Period Commencement Date (subject to Section 6.2(e) below) and shall end on the last payroll paid on or prior to the Plan Period Termination Date, unless sooner terminated by the Participating Employee as provided in Section 6.7.

(c)         A Participating Employee may elect to have payroll deductions taken from each payroll during any Plan Period in an amount, in whole percentages, not less than one percent (1%) and not more than fifteen percent (15%) (or such other percentage as the Committee may establish from time to time before any Plan Period Commencement Date) of such Participating Employee’s Compensation on each payroll date during the Plan Period. All payroll deductions made by a Participating Employee shall be credited to his or her account under the Plan. No interest shall accrue on Contributions to the Plan. A Participating Employee may not make any additional payments into such account.

(d)         Unless the Committee announces otherwise before the start of a particular Plan Period, a Participating Employee’s enrollment agreement in effect at the end of one Plan Period will remain in effect for each subsequent Plan Period.

(e)         A Participating Employee may discontinue his or her participation in the Plan as provided in Section 6.7. A Participating Employee may choose to increase or decrease his or her deductions at any time during the specified enrollment period communicated to employees prior to the start of the Plan Period; provided, however, that in order for such Participating Employee to increase or decrease his or her deductions, such Participating Employee must complete and file with the Company a new enrollment agreement provided by the Company and provided, further, that such Participating Employee’s payroll deductions and purchases under the Plan shall not commence until the day that is at least 30 days (or such other period of time as the Committee may implement with respect to executive officers of the Company) following such Participating Employee’s completion and filing with the Company of the enrollment agreement (such period of time, a “Cooling-off Period”).

(f)          Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 5, a Participating Employee’s payroll deductions may be decreased during any Plan Period to zero percent (0%). Payroll deductions reduced to zero percent (0%) in compliance with this Section 6.2(f) shall re-commence automatically at the rate provided in such Participating Employee’s enrollment agreement at the beginning of the next Plan Period, unless terminated by the Participating Employee as provided in Section 6.7.

(g)         Any amounts left over in a Participating Employee’s account upon expiration or termination of the Plan (or upon a withdrawal by a Participating Employee or upon a Participating Employee purchasing the maximum dollar amount or number of shares hereunder) shall be returned to the Participating Employee.

6.3         Shares.

(a)         If the Committee determines that, on a given Plan Period Termination Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of Shares that were available for sale under the Plan on the Plan Period Commencement Date, or (ii) the number of shares available for sale under the Plan on such Plan Period Termination Date, then the Company shall make a pro rata allocation of the Shares available for purchase on such Plan Period Termination Date in as uniform a matter as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participating Employees exercising options to purchase Common Stock on such Plan Period Termination Date. The Company shall make pro rata allocation of the Shares available on the Plan Period Commencement Date pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Plan Period Commencement Date.

(b)         The Participating Employee shall have no interest or voting right in Shares covered by his or her option until such option has been exercised.

(c)         Shares to be delivered to a Participating Employee under the Plan will be registered in the name of the Participating Employee.

6.4         Grant of Options.

(a)         A Participating Employee shall be granted a separate option for each Plan Period in which he or she participates. The option shall be granted on the Plan Period Commencement Date for the Plan Period or, if such Participating Employee is subject to a Cooling-off Period described in Section 6.2(e), on the day following the end of such Cooling-off Period (such date the option is granted, the “Grant Date”), and shall provide the Participating Employee with the right to purchase Shares upon the terms set forth below.

(b)         The number of Shares purchasable by a Participating Employee on each Plan Period Termination Date during the Plan Period, pursuant to Section 6.5 below, shall be determined by dividing such Employee’s Contributions accumulated during such Plan Period prior to such Plan Period Termination Date and retained in the Participating Employee’s account as of the Plan Period Termination Date by the applicable Purchase Price. However, the maximum number of Shares a Participating Employee may purchase during each Plan Period shall not exceed 10,000 Shares, or such other number as may be determined by the Committee and announced to Employees at least five days prior to the scheduled beginning of the next Plan Period to be affected by the Committee’s determination, provided that such purchase shall be subject to the limitations set forth in Section 6.2(c).

(c)         Except as provided in Section 6.2(h)(ii), the fair market value of the Shares on a given date (the “Fair Market Value”) means the value of a share of Common Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of the Common Stock as of any date, is (a) the closing price for the Common Stock as reported by the NASDAQ Global Market (or on any other national securities exchange on which the Common Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported or (b) if the Common Stock is not traded on a national securities exchange but is traded over-the-counter, the closing or last price of the Common Stock on the composite tape or other comparable reporting system on that date or, if such date is not a trading day, the last market trading day prior to such date.

6.5         Exercise. Unless a Participating Employee withdraws from the Plan as provided in Section 6.7, each option shall be exercised automatically on each Plan Period Termination Date, and Shares shall accordingly be purchased on behalf of each Participating Employee on each such Plan Period Termination Date. The purchase shall be effected by applying the Participating Employee’s payroll deductions for the Plan Period ending on such Plan Period Termination Date to the purchase of Shares (subject to the limitation on the maximum number of Shares purchasable per Participating Employee on any one Plan Period Termination Date) at the Purchase Price in effect for the Participating Employee for that Plan Period Termination Date. The Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the Participating Employee on the Plan Period Termination Date. During his or her lifetime, a Participating Employee’s option to purchase Shares hereunder is exercisable only by him or her.

6.6         Delivery. As promptly as practicable after each Plan Period Termination Date, the Company shall arrange the delivery to each Participating Employee a certificate or certificates or book-entry authorization and instruction to the Company’s transfer agent and registrar for the number of Shares purchased upon exercise of his or her option.

6.7         Voluntary Withdrawal; Termination of Employment.

(a)         A Participating Employee may withdraw all but not less than all of the Contributions credited to his or her account under the Plan up to two weeks prior to the Plan Period Termination Date by giving written notice to the Company in accordance with the Company’s policy regarding withdrawal from the Plan. All of the Participating Employee’s Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current Plan Period will be automatically terminated, and no further Contributions for the purchase of Shares will be made (or will be permitted to be made) during the Plan Period.

(b)         Upon termination of the Participating Employee’s Continuous Status as an Employee prior to a Plan Period Termination Date for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 8, and his or her option will be automatically terminated.

(c)         In the event a Participating Employee fails to remain in Continuous Status as an Employee of the Company for at least 20 hours per week during the Plan Period in which the Employee is a Participating Employee, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account and remaining there will be returned to him or her and his or her option terminated.

(d)         A Participating Employee’s withdrawal during a Plan Period will not have any effect upon his or her eligibility to participate in a succeeding Plan Period or in any similar plan which may hereafter be adopted by the Company.

7.      No Special Service Rights

Nothing contained in the Plan shall confer upon any Employee any right with respect to the continuation of his or her employment with the Company or any Covered Entity or any other entity, corporation, partnership, limited liability company or business trust controlling, controlled by or under common control with the Company, or interfere in any way with the right of any such entity, subject to the terms of any separate employment agreement or provision of law or the Company’s charter or by-laws to the contrary, at any time to terminate such employment relationship or to increase or decrease, or otherwise adjust, the other terms and conditions of the Employee’s employment.

8.      Designation of Beneficiary

8.1         A Participating Employee may file a written designation of a beneficiary who is to receive any Shares and cash, if any, from the Participating Employee’s account under the Plan in the event of such Participating Employee’s death subsequent to the end of a Plan Period but prior to delivery to him or her of such Shares and cash. Any such beneficiary shall also be entitled to receive any cash from the Participating Employee’s account under the Plan in the event of such Participating Employee’s death during a Plan Period.

8.2         Such designation of beneficiary may be changed by the Participating Employee at any time by written notice. In the event of the death of a Participating Employee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participating Employee’s death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participating Employee, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participating Employee, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

9.      Transferability of Options and Shares

Neither Contributions credited to a Participating Employee’s account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 8) by the Participating Employee. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 6.7. In addition, if the Committee has so announced to Participating Employees at least five days prior to the scheduled beginning of the next Plan Period, any Shares acquired on the Plan Period Termination Date of such Plan Period may be subject to restrictions specified by the Committee on the transfer of such Shares. Any Participating Employee selling or transferring any or all of his or her Shares purchased pursuant to the Plan must provide written notice of such sale or transfer to the Company within five business days after the date of sale or transfer. Such notice to the Company shall include the gross sales price, if any, the Plan Period during which the Shares being sold were purchased by the Participating Employee, the number of Shares being sold or transferred and the date of sale or transfer.

10.    Use of Funds

All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions from its other assets.

11.    Reports

Individual accounts will be maintained for each Participating Employee in the Plan. Statements of account will be given to Participating Employees at least annually, which statements will set forth, with respect to the immediately prior calendar year, the amounts of Contributions, the per Share Purchase Price, the number of Shares purchased and the remaining cash balance, if any.

12.    Adjustments Upon Changes in Capitalization; Corporate Transactions

12.1       Adjustment in General. All of the share numbers set forth in the Plan reflect the capital structure of the Company as of the Effective Date. If subsequent to that date the outstanding Shares (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to Shares, as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such Shares, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 3, (ii) the numbers and kinds of shares or other securities subject to the then outstanding options, and (iii) the exercise price for each share or other unit of any other securities subject to then outstanding options.

12.2       Adjustment Upon the Occurrence of Certain Unusual or Nonrecurring Events. In the event of any corporate action not specifically covered by the preceding Section 12.1, including but not limited to an extraordinary cash distribution on Common Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding options and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances. The Committee may make adjustments in the terms and conditions of, and the criteria included in, options in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section 12.2) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

12.3       Related Matters. Any adjustment in options made pursuant to Section 12.1 or 12.2 shall be determined and made, if at all, by the Committee, acting in its sole discretion, and shall include any correlative modification of terms which the Committee may deem necessary or appropriate so as to ensure the rights of the Participating Employees in their respective options are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 12.

12.4       Corporate Transactions. In the event of a Corporate Transaction that is a dissolution or liquidation of the Company, the Plan Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Committee. In the event of any other Corporate Transaction, each option outstanding under the Plan may be assumed or an equivalent option may be substituted by the successor corporation or a parent or subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for outstanding options, the Plan Period then in progress shall be shortened and a new Plan Period Termination Date shall be set (the “New Plan Period Termination Date”), as of which date the Plan Period then in progress will terminate. The New Plan Period Termination Date shall be on or before the date of consummation of the Corporate Transaction and the Committee shall notify each Participating Employee in writing, at least three Business Days prior to the New Plan Period Termination Date, that the Plan Period Termination Date for his or her option has been changed to the New Plan Period Termination Date and that his or her option will be exercised automatically on the New Plan Period Termination Date, unless prior to such date he or she has withdrawn from the Plan Period as provided in Section 6.7. For purposes of this Section 12.4, an option granted under the Plan shall be considered assumed, or a substantially equivalent award shall be considered to have been provided in substitution therefor, if following consummation of the Corporate Transaction, the option is assumed and/or exchanged or replaced with another option issued by the acquiring or succeeding entity (or an affiliate thereof) that confers the right to receive upon exercise of such option, for each share of Common Stock subject to the option immediately prior to the consummation of the Corporate Transaction, the consideration (whether cash, securities or other property) received as a result of the Corporate Transaction by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Corporate Transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided however that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per Share consideration received by holders of Common Stock in the transaction.

13.    Settlement of Awards

13.1       Violation of Law. Notwithstanding any other provision of the Plan to the contrary, if, at any time, in the reasonable opinion of the Company, the issuance of Shares pursuant to the Plan may constitute a violation of law, then the Company may delay such issuance of such Shares until (i) approval shall have been obtained from such governmental agencies, other than the Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Commission, one of the following conditions shall have been satisfied:

(a)         the Shares are, at the time of the issue of such Shares, effectively registered under the Securities Act; or

(b)         the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such Shares or such beneficial interest, as the case may be, does not require registration under the Securities Act or any applicable State securities laws.

(c)         The Company shall make all reasonable efforts to bring about the occurrence of said events.

13.2       Corporate Restrictions on Rights in Stock. Any Shares to be issued pursuant to the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter and by-laws of the Company.

13.3       Investment Representations. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law. The Company shall be under no obligation to issue any Shares unless the Shares to be issued pursuant to the Plan have been effectively registered under the Securities Act.

13.4       Placement of Legends; Stop Orders; etc. Each Share to be issued pursuant to the Plan may bear a reference to any applicable restriction under the Plan. All Shares or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

13.5       Company Charter and By-Laws; Other Company Policies. The Plan and all options granted under the Plan (including the exercise of an option) are subject to and must comply with the certificate of incorporation and bylaws of the Company, as they may be amended from time to time, and all other Company policies duly adopted by the Board, the Committee or any other committee of the Board as in effect from time to time regarding the acquisition, ownership or sale of Common Stock by employees, including, without limitation, policies intended to limit the potential for insider trading and to avoid or recover compensation payable or paid on the basis of inaccurate financial results or statements, employee conduct, and other similar events.

14.    Adopting Subsidiaries

Any Subsidiary of the Company may request that its Employees be allowed to participate in the Plan in accordance with procedures to be adopted by the Board. The Board may, in its sole discretion, approve or reject any such request. Any such Subsidiary whose request is approved by the Board shall be referred to herein as a “Covered Entity.” In addition, the Board may determine, in its sole discretion, that a Subsidiary that is a Covered Entity will cease to be a Covered Entity with respect to Plan Periods not yet commenced.

15.    Amendment and Termination

(a)         The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. Except as provided in Section 12, no termination of the Plan may affect options previously granted, provided that the Plan or a Plan Period may be terminated by the Board on a Plan Period Termination Date or by the Board’s setting a new Plan Period Termination Date with respect to a Plan Period then in progress if the Board determines that termination of the Plan and/or any Plan Period is in the best interests of the Company and its stockholders or if continuation of the Plan and/or a Plan Period would cause the Company to incur adverse accounting charges as a result of the Plan. Except as provided in Section 12 or this Section 15, no amendment to the Plan shall make any change in any option previously granted which adversely affects the rights of any Participating Employee. Except as provided in Section 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

(i)          Increase the number of Shares reserved for rights under the Plan;

(ii)         Modify the provisions as to eligibility for participation in the Plan or in a Plan Period (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act or any comparable successor rule (“Rule 16b-3”); or

(iii)        Modify the Plan or a Plan Period in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

(b)         In addition to the foregoing, without stockholder consent and without regard to whether any Participating Employee rights may be considered to have been adversely affected, the Committee shall be entitled to change the Plan Periods, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars (if applicable), permit payroll withholding in excess of the amount designated by a Participating Employee to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participating Employee properly correspond with amounts withheld from the Participating Employee’s Compensation, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable which are consistent with the Plan.

16.    Notices and Other Communications

Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to a Participating Employee, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Chief Financial Officer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report. In addition, the Company may, in its sole discretion, deliver any documents related to the Plan by electronic means or request that Participating Employee communicate with the Company with respect to the Plan by electronic means. By participating in the Plan, each Participating Employee will have consented to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company, and such consent shall remain in effect throughout the Participating Employee’s term of employment or service with the Company and thereafter until withdrawn in writing by Participant.

17.    Governing Law

The Plan and all options and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the State of New York without regard to the conflict of laws principles thereof.

18.    Term of Plan

The Plan shall become effective on the date on which it is approved by the stockholders of the Company and shall continue in effect until the tenth (10th) anniversary thereof, unless earlier terminated pursuant to Section 15.

SAMPLE

PROTARA THERAPEUTICS, INC.

2024 EMPLOYEE STOCK PURCHASE PLAN

ENROLLMENT AGREEMENT

☐	Original Application	Enrollment Date:
☐	Change in Payroll Deduction Rate
☐	Change in Beneficiary(ies)

1.      I,       , hereby elect to participate in the Protara Therapeutics, Inc. 2024 Employee Stock Purchase Plan, as amended (the “Purchase Plan”), and subscribe to purchase shares of the Company’s Common Stock in accordance with this Enrollment Agreement and the Purchase Plan. Capitalized terms used (and not otherwise defined) in this enrollment agreement have the meanings assigned to them in the Purchase Plan.

2.      I hereby authorize payroll deductions from each paycheck in the amount of % of my Compensation (from 1% to 15%) on each payroll date during the Plan Period in accordance with the Purchase Plan. (Please note that no fractional percentages are permitted.)

3.      I understand that such payroll deductions will be accumulated for the purchase of shares of Common Stock at the applicable purchase price determined in accordance with the Purchase Plan. I understand that, if I do not withdraw from a Plan Period, any accumulated payroll deductions will be used to automatically purchase shares of Common Stock.

4.      I understand that all my payroll deductions received or held by the Company under the Purchase Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions. Until shares are issued to me, I will only have the rights of an unsecured creditor with respect to such accumulated payroll deductions.

5.      I have received a copy of the Purchase Plan Prospectus and the Purchase Plan document. I understand that my participation in the Purchase Plan is in all respects subject to the terms of the Purchase Plan.

6.      Shares purchased for me under the Purchase Plan should be issued in the name(s) of (Employee or Employee and spouse only):

7.      I understand that if I dispose of any shares received by me pursuant to the Purchase Plan within two years after the Grant Date or one year after the Plan Period Termination Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within five (5) business days after the date of any disposition of my shares, and I will make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation, including any withholding necessary to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by me.

If I dispose of such shares at any time after the expiration of the applicable holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares or (b) 15% of the fair market value of the shares on the first day of the Plan Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

8.      I hereby agree to be bound by the terms of the Purchase Plan. The effectiveness of this Enrollment Agreement is dependent upon my eligibility to participate in the Purchase Plan.

9.      I hereby agree to establish a brokerage account with and to fill out and submit the necessary forms to allow the Company to deposit shares purchased on my behalf under the Purchase Plan in such account, if I have not done so already.

10.    I hereby represent and certify that I am (1) not aware of any material nonpublic information about the Company or its securities and (2) electing to participate in the Purchase Plan in good faith and not as part of a plan or scheme to evade Rule 10b5-1(c) of the Exchange Act.

11.    In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Purchase Plan:

BENEFICIARY NAME: (Please print)
	(First)	(Middle)	(Last)

Relationship

I UNDERSTAND THAT THIS ENROLLMENT AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE PLAN PERIODS UNLESS TERMINATED BY ME.

Dated:
Signature of Employee
Print name
Spouse’s Signature (If beneficiary other than spouse)

SAMPLE

PROTARA THERAPEUTICS, INC.

2024 EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

The undersigned participant in the Protara Therapeutics, Inc. 2024 Employee Stock Purchase Plan, hereby notifies the Company that he or she hereby withdraws from the Plan Period beginning       . He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Plan Period. The undersigned understands and agrees that his or her option for such Plan Period will be automatically terminated, that no further payroll deductions will be made for the purchase of shares in the current Plan Period, and that the undersigned shall be eligible to participate in subsequent Plan Periods only by delivering to the Company a new Enrollment Agreement.

Name:
Signature:
Date:

C123456789 ENDORSEMENT_LINE SACKPACK 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000001 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. If no electronic voting, delete QR code and control Online Go to www.envisionreports.com/TARA or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/TARA T IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. T Proposals — The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals X – X and for every X YEARS on Proposal X. A + Proposals — The Board of Directors recommends you vote “FOR” all of the director nominees listed: 1. Election of three Class I directors to the Board of Directors of Protara Therapeutics, Inc., each to hold office until the Annual Meeting of Stockholders in 2027: 1. For Withhold For Withhold 01 - Jane Huang, M.D. 02 - Richard Levy, M.D. 03 - Michael Solomon, Ph.D. For Withhold The Board of Directors recommends you vote “FOR” Proposals 2, 3, 4 and 5. For Against Abstain 2. Ratification of the selection of Ernst & Young LLP as Protara Therapeutics, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2024 3. Approval, on an advisory basis, of the compensation of Protara Therapeutics, Inc.’s named executive officers, as disclosed in the proxy statement 4. Approval of the Protara Therapeutics, Inc. 2024 Equity Incentive Plan 5. Approval of the Protara Therapeutics, Inc. 2024 Employee Stock Purchase Plan B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. + Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T 1 U P X 6 1 2 6 9 3 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 2024 Annual Meeting Proxy Card 1234 5678 9012 345 03ZHRA

2024 Annual Meeting of Protara Therapeutics, Inc. Stockholders Friday, June 7, 2024 at 12:00 P.M. Eastern Time Virtually via the Internet at meetnow.global/MZKZMS6. The 2024 Annual Meeting of Stockholders of Protara Therapeutics, Inc. will be held on Friday, June 7, 2024 at 12:00 P.M. Eastern Time, virtually via the Internet at meetnow.global/MZKZMS6. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/TARA Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/TARA T IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. T Protara Therapeutics, Inc. + Notice of 2024 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — Friday, June 7, 2024 at 12:00 P.M. Eastern Time Jesse Shefferman and Patrick Fabbio, and each of them, as proxies, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Protara Therapeutics, Inc. to be held on Friday, June 7, 2024 at 12:00 P.M. Eastern Time or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as indicated by the stockholder. If no such directions are indicated, the proxies will have authority to vote FOR the nominees for director listed under Proposal 1, and FOR Proposals 2, 3, 4 and 5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. C +